As filed with the Securities and Exchange Commission on December 11, 2024
Securities Act File No. 333-

U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-2
☒ REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
Check the appropriate box or boxes:
☐ Pre-Effective Amendment No.
☐ Post-Effective Amendment No.

Hercules Capital, Inc.
(Exact name of Registrant as specified in its charter)
1 N B Street, Suite 2000
San Mateo, CA 94401
(Address of Principal Executive Offices)
(650) 289-3060
(Registrant’s Telephone Number, Including Area Code)
Scott Bluestein
Chief Executive Officer
Hercules Capital, Inc.
1 N B Street, Suite 2000
San Mateo, CA 94401
(Name and Address of Agent for Service)

Copies to:
William Bielefeld
Ian Hartman
Jay Alicandri
Dechert LLP
1095 Avenue of the Americas
New York, NY 10036

Approximate date of proposed public offering: From time to time after the effective date of this Registration Statement
☐	Check box if the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans.
☒
Check box if any securities being registered on this Form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933 (“Securities Act”), other than securities offered in connection with a dividend reinvestment plan.

☒	Check box if this Form is a registration statement pursuant to General Instruction A.2 or a post-effective amendment thereto.
☒	Check box if this Form is a registration statement pursuant to General Instruction B or a post-effective amendment thereto that will become effective upon filing with the Commission pursuant to Rule 462(e) under the Securities Act.
☐	Check box if this Form is a post-effective amendment to a registration statement filed pursuant to General Instruction B to register additional securities or additional classes of securities pursuant to Rule 413(b) under the Securities Act.
It is proposed that this filing will become effective (check appropriate box):
☐	when declared effective pursuant to Section 8(c) of the Securities Act.
Check each box that appropriately characterizes the Registrant:
☐	Registered Closed-End Fund (closed-end company that is registered under the Investment Company Act of 1940 (“Investment Company Act”)).
☒	Business Development Company (closed-end company that intends or has elected to be regulated as a business development company under the Investment Company Act).
Interval Fund (Registered Closed-End Fund or a Business Development Company that makes periodic repurchase offers under Rule 23c-3 under the Investment Company Act).
☐	A.2 Qualified (qualified to register securities pursuant to General Instruction A.2 of this Form).
☒	Well-Known Seasoned Issuer (as defined by Rule 405 under the Securities Act).
☐	Emerging Growth Company (as defined by Rule 12b-2 under the Securities Exchange Act of 1934 (“Exchange Act”).
☐	If an Emerging Growth Company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 7(a)(2)(B) of Securities Act.
☐	New Registrant (registered or regulated under the Investment Company Act for less than 12 calendar months preceding this filing).

PROSPECTUS

Hercules Capital, Inc.
Common Stock
Preferred Stock
Warrants
Subscription Rights
Debt Securities
Units
This prospectus relates to the offer, from time to time, in one or more offerings or series of shares of our common stock, par value $0.001 per share, preferred stock, par value $0.001 per share, warrants representing rights to purchase shares of our common stock, preferred stock or debt securities, subscription rights, debt securities, or units comprised of any combination of the foregoing, which we refer to, collectively, as the “securities.” The preferred stock, debt securities, subscription rights and warrants (including as part of a unit) offered hereby may be convertible or exchangeable into shares of our common stock. We may sell our securities through underwriters or dealers, “at-the-market” to or through a market maker into an existing trading market or otherwise directly to one or more purchasers, including existing stockholders in a rights offering, or through agents or through a combination of methods of sale, including auctions. The identities of such underwriters, dealers, market makers or agents, as the case may be, will be described in one or more supplements to this prospectus. The securities may be offered at prices and on terms to be described in one or more supplements to this prospectus.
In the event we offer common stock, the offering price per share will not be less than the net asset value per share of our common stock at the time we make the offering except (1) in connection with a rights offering to our existing stockholders, (2) with the consent of the holders of the majority of our voting securities and approval of our Board of Directors, or (3) under such circumstances as the Securities and Exchange Commission, or the SEC, may permit. See “Risk Factors” and “Sales of Common Stock Below Net Asset Value” below for more information.
We are a specialty finance company focused on providing senior secured loans to high-growth, innovative venture capital-backed and institutional-backed companies in a variety of technology and life sciences industries. We source our investments through our principal office located in San Mateo, CA, as well as through additional offices in Boston, MA, New York, NY, San Diego, CA, Denver, CO and London, United Kingdom. Our primary business objectives are to increase our net income, net investment income, and net asset value through our investments. We principally invest in debt securities and, to a lesser extent, equity securities, with a particular emphasis on Structured Debt. We use the term “Structured Debt” to refer to a debt investment that is structured with an equity, warrant, option, or other right to purchase or convert into common or preferred stock. We aim to achieve our business objectives by maximizing our portfolio total return through generation of current income from our debt investments and capital appreciation from our warrant and equity investments.
We are an internally-managed, non-diversified closed-end investment company that has elected to be regulated as a business development company under the Investment Company Act of 1940, as amended. Our common stock is traded on the New York Stock Exchange, or NYSE, under the symbol “HTGC.” On December 9, 2024, the last reported sale price of a share of our common stock on the NYSE, was $19.39. The net asset value per share of our common stock as of September 30, 2024 (the last date prior to the date of this prospectus on which we determined net asset value) was $11.40.
An investment in our securities may be speculative and involves risks including a heightened risk of total loss of investment. In addition, the companies in which we invest are subject to special risks. See “Risk Factors” on page 12 of this prospectus, in our most recent Annual Report on Form 10-K, in our Quarterly Reports on Form 10-Q, in any of our other filings with the Securities and Exchange Commission, and in any applicable prospectus supplement and in any free writing prospectus to read about risks that you should consider before investing in our securities, including the risk of leverage.
Please read this prospectus and any free writing prospectus before investing and keep it for future reference. It contains important information about us that a prospective investor ought to know before investing in our securities. We file annual, quarterly and current reports, proxy statements and other information about us with the Securities and Exchange Commission. The information is available free of charge by contacting us at 1 N B Street, Suite 2000, San Mateo, California 94401 or by telephone calling collect at (650) 289-3060 or on our website at www.htgc.com. The Securities and Exchange Commission also maintains a website at www.sec.gov that contains such information.
Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.
This prospectus may not be used to consummate sales of any securities unless accompanied by a prospectus supplement.

The date of this prospectus is December 11, 2024

You should rely only on the information contained in this prospectus, any applicable prospectus supplement, any free writing prospectus, the documents incorporated by reference in this prospectus and any applicable prospectus supplement, or any other information which we have referred you. We have not authorized any dealer, salesperson or other person to provide you with different information or to make representations as to matters not stated in this prospectus or in any free writing prospectus. If anyone provides you with different or inconsistent information, you should not rely on it. This prospectus, any applicable prospectus supplement, and any free writing prospectus do not constitute an offer to sell, or a solicitation of an offer to buy, any securities by any person in any jurisdiction where it is unlawful for that person to make such an offer or solicitation or to any person in any jurisdiction to whom it is unlawful to make such an offer or solicitation. The information in this prospectus, any applicable prospectus supplement, and any free writing prospectus is accurate only as of its date, and under no circumstances should the delivery of this prospectus, any applicable prospectus supplement, or any free writing prospectus or the sale of any securities imply that the information in this prospectus, any applicable prospectus supplement, or any free writing prospectus is accurate as of any later date or that the affairs of Hercules Capital, Inc. have not changed since the date hereof. This prospectus will be updated to reflect material changes.

Hercules Capital, Inc., our logo and other trademarks of Hercules Capital, Inc. mentioned in this prospectus are the property of Hercules Capital, Inc. All other trademarks or trade names referred to in this prospectus are the property of their respective owners.

ABOUT THIS PROSPECTUS
This prospectus is part of a registration statement that we have filed with the Securities and Exchange Commission using the “shelf” registration process as a “well-known seasoned issuer,” as defined in Rule 405 under the Securities Act of 1933, as amended, or the Securities Act. Under the shelf registration process, which constitutes a delayed offering in reliance on Rule 415 under the Securities Act, we may offer, from time to time, in one or more offerings or series, our common stock, preferred stock, warrants representing rights to purchase shares of our common stock, preferred stock or debt securities, subscription rights or debt securities on the terms to be determined at the time of the offering. We may sell our securities through underwriters or dealers, “at-the-market” to or through a market maker, into an existing trading market or otherwise directly to one or more purchasers, including existing stockholders in a rights offering, or through agents or through a combination of methods of sale. The securities may be offered at prices and on terms described in one or more supplements to this prospectus. This prospectus provides you with a general description of the securities that we may offer. Each time we use this prospectus to offer securities, we will provide a prospectus supplement that will contain specific information about the terms of that offering. We may also authorize one or more free writing prospectuses to be provided to you that may contain material information relating to these offerings. Such prospectus supplement and/or free writing prospectus (collectively referred to hereinafter as the “prospectus supplement”) may also add, update or change information contained in this prospectus or in the documents we incorporate by reference herein. This prospectus and the prospectus supplement, together with any documents incorporated by reference herein, will include all material information relating to the applicable offering. Please carefully read this prospectus and the prospectus supplement, together with any documents incorporated by reference in this prospectus and the applicable prospectus supplement, any exhibits and the additional information described under the headings “Available Information,” “Incorporation of Certain Information By Reference,” “Prospectus Summary” and “Risk Factors” before you make an investment decision.

PROSPECTUS SUMMARY
This summary highlights some of the information contained elsewhere in this prospectus. It is not complete and may not contain all of the information that you may want to consider. You should read carefully the more detailed information set forth under “Risk Factors” and the other information included or incorporated by reference in this prospectus and the accompanying prospectus supplement. In this prospectus, unless the context otherwise requires, the “Company,” “Hercules,” “HTGC,” “we,” “us” and “our” refer to Hercules Capital, Inc. and its wholly owned subsidiaries and its affiliated securitization trust.
THE COMPANY
Overview
We are a specialty finance company focused on providing senior secured loans to high-growth, innovative venture capital-backed and institutional-backed companies in a variety of technology and life sciences industries. We source our investments through our principal office located in San Mateo, CA, as well as through additional offices in Boston, MA, New York, NY, San Diego, CA, Denver, CO and London, United Kingdom.
We make investments in companies that are active across a variety of technology industry sub-sectors or are characterized by products or services that require advanced technologies, including, but not limited to, computer software and hardware, networking systems, semiconductors, semiconductor capital equipment, information technology infrastructure or services, consumer and business services, telecommunications, telecommunications equipment, media and renewable or alternative energy. Within the life sciences sub-sector, we generally focus on medical devices, bio-pharmaceutical, drug discovery and development, drug delivery, health care services and information systems companies. Within the sustainable and renewable technology sub-sector, we focus on sustainable and renewable energy technologies and energy efficiency and monitoring technologies. We refer to all of these companies as “technology-related” companies and intend, under normal circumstances, to invest at least 80% of the value of our total assets in such businesses.
Our primary business objectives are to increase our net income, net investment income, and net asset value (“NAV”) through our investments in primarily Structured Debt or senior secured debt instruments of venture capital-backed and institutional-backed companies across a variety of technology-related industries at attractive yields. We use the term “Structured Debt” to refer to a debt investment that is structured with an equity, warrant, option, or other right to purchase or convert into common or preferred stock. We aim to achieve our business objectives by maximizing our portfolio total return through generation of current income from our debt investments and capital appreciation from our warrant and equity investments.
Our equity ownership in our portfolio companies may exceed 25% of the voting securities of such companies, which represents a controlling interest under the Investment Company Act of 1940, as amended, or the 1940 Act. In some cases, we receive the right to make additional equity investments in our portfolio companies in connection with future equity financing rounds. Capital that we provide directly to venture capital- backed companies in technology-related industries is generally used for growth and general working capital purposes as well as in select cases for acquisitions or recapitalizations.
The Company formed Hercules Capital Management LLC and Hercules Adviser LLC in 2020 as wholly owned Delaware limited liability subsidiaries. The Company was granted no-action relief by the staff of the SEC to allow Hercules Adviser LLC, or the Adviser Subsidiary, to register as a registered investment adviser under the Investment Advisers Act of 1940, as amended, or the Advisers Act. The Adviser Subsidiary provides investment advisory and related services to investment vehicles, or Adviser Funds, owned by one or more unrelated third-party investors, or External Parties. The Adviser Subsidiary is owned by Hercules Capital Management LLC and collectively held and presented with Hercules Partner Holdings, LLC, which separately wholly owns the general partnership vehicles to each of the Adviser Funds.
See “Item 1. Business” in our most recent Annual Report on Form 10-K for additional information about us.

Corporate Information
We are an internally-managed, non-diversified, closed-end investment company that has elected to be regulated as a business development company, or a BDC, under the 1940 Act. Effective January 1, 2006, we elected to be treated for tax purposes as a regulated investment company, or RIC, under the Internal Revenue Code of 1986, as amended, or the Code.
As a RIC, we generally will not be subject to U.S. federal income tax on the portion of our investment company taxable income and net capital gain (i.e., net realized long-term capital gains in excess of net realized short-term capital losses) we distribute (or are deemed to distribute) as dividends for U.S. federal income tax purposes to stockholders with respect to that taxable year. We will be subject to a 4% non-deductible U.S. federal excise tax on certain undistributed income and gains unless we make distributions treated as dividends for U.S. federal income tax purposes in a timely manner to our stockholders in respect of each calendar year subject to certain requirements as defined for RICs. See “Item 1. Business—Certain United States Federal Income Tax Considerations” in our most recent Annual Report on Form 10-K incorporated by reference herein for additional information about our tax requirements. The Company has also established certain wholly owned subsidiaries, all of which are structured as Delaware corporations or Limited Liability Companies (“LLCs”), to hold portfolio companies organized as LLCs (or other forms of pass-through entities). These subsidiaries are consolidated for financial reporting purposes in accordance with generally accepted accounting principles in the United States of America (“U.S. GAAP”). Certain of the subsidiaries are taxable and not consolidated with Hercules for income tax purposes and may generate income tax expense, or benefit, and tax assets and liabilities as a result of their ownership of certain portfolio investments.
We are a Maryland corporation formed in December 2003 that began investment operations in September 2004. Our principal executive offices are located at 1 N B Street, Suite 2000, San Mateo, California 94401, and our telephone number is (650) 289-3060.

Risk Factors
Investing in Hercules involves risks. The following is a summary of the principal risks that you should carefully consider before investing in our securities. In addition, see “Item 1A. Risk Factors” beginning on page 12 and in our most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q incorporated by reference herein for a more detailed discussion of the principal risks as well as certain other risks you should carefully consider before deciding to invest in our securities.

Risks Related To Our Business And Structure
•We operate in a highly competitive market for investment opportunities.
•We are dependent upon senior management personnel for our future success, particularly our CEO, Scott Bluestein.
•Our success depends on attracting and retaining qualified personnel in a competitive environment.
•Our business model depends to a significant extent upon strong referral relationships.
•Our Board may change our operating policies and strategies without prior notice or stockholder approval, the effects of which may be adverse.
•We may not be able to pay distributions to our stockholders, our distributions may not grow over time, and a portion of distributions paid to our stockholders may be a return of capital, which is a distribution of the stockholders’ invested capital.
•We are subject to risks related to corporate social responsibility.

Risks Related To Our Investments
•Our investments in portfolio companies involve higher levels of risk, and we could lose all or part of our investment.
•Our investments are concentrated in certain technology-related industries, which subjects us to the risk of significant loss if any one or more of such industries experiences a downturn.
•Our financial results could be negatively affected if a significant portfolio investment fails to perform as expected.
•We may be exposed to higher risks with respect to our investments that include PIK interest or Exit fees.
•The lack of liquidity in our investments may adversely affect our business.
•We may not have the funds or ability to make additional investments in our portfolio companies.
•There may be circumstances where our debt investments could be subordinated to claims of other creditors or we could be subject to lender liability claims.
•We are a non-diversified investment company within the meaning of the 1940 Act, and therefore we are not limited with respect to the proportion of our assets that may be invested in securities of a single issuer, which may subject us to a risk of significant loss if any such issuer experiences a downturn.
•We generally will not control our portfolio companies, which may result in the portfolio company making decisions which could adversely impact the value of our investments in the portfolio company’s securities.
•Defaults by our portfolio companies will harm our operating results.
•Substantially all of our portfolio investments are recorded at fair value as determined in accordance with our Valuation Guidelines and, as a result, there may be uncertainty as to the value of our portfolio investments.
•Any unrealized depreciation we experience on our investment portfolio may be an indication of future realized losses, which could reduce our income available for distribution and could impair our ability to service our borrowings.
•We are subject to risks associated with the current interest rate environment and changes in interest rates will affect our cost of capital, net investment income and the value of our investments.
•We may not realize gains from our equity or warrant investments.
•Our investments in foreign securities or investments denominated in foreign currencies may involve significant risks in addition to the risks inherent in U.S. and U.S.-denominated investments.

Risks Related to Leverage
•Because we borrow money, the potential for gain or loss on amounts invested in us is magnified and may increase the risk of investing in us.
•Substantially all of our assets are subject to security interests under our senior securities and if we default on our obligations under our senior securities, we may suffer adverse consequences, including foreclosure on our assets.

Risks Related To Our Investment Management Activities
•Our executive officers and employees, through the Adviser Subsidiary, are expected to manage the Adviser Funds or separately managed accounts, which includes funds from External Parties, that operate in the same or a related line of business as we do, which may result in significant conflicts of interest.
•Investments in the Adviser Funds managed by our Adviser Subsidiary may create conflicts of interests.
•We, through the Adviser Subsidiary, derive revenues from managing third-party funds pursuant to management agreements that may be terminated, which could negatively impact our operating results.
Risks Related To BDCs
•Failure to comply with applicable laws or regulations and changes in laws or regulations governing our operations may adversely affect our business or cause us to alter our business strategy.
•Failure to maintain our status as a BDC would reduce our operating flexibility.
•Operating under the constraints imposed on us as a BDC and RIC may hinder the achievement of our investment objectives.
•Regulations governing our operation as a BDC will affect our ability to, and the way in which we, raise additional capital.
Risks Related To Our Securities
•Investing in our securities may involve a high degree of risk.
•Shares of closed-end investment companies, including BDCs, may trade at a discount to their NAV.
•The market price of our securities may be volatile and fluctuate significantly.
•Stockholders may incur dilution if we sell shares of our common stock in one or more offerings at prices below the then current NAV per share of our common stock or issue securities to subscribe to, convert to or purchase shares of our common stock.
•Certain debt securities are unsecured and therefore effectively subordinated to any current or future secured indebtedness or may be structurally subordinated to the indebtedness and other liabilities of our subsidiaries.
•Our debt securities may or may not have an established trading market. If a trading market in our debt securities is developed, it may not be maintained.
•A downgrade, suspension, or withdrawal of the credit rating assigned by a rating agency to us or our debt securities, if any, or change in the debt markets could cause the liquidity or market value of our debt securities to decline significantly.
•The indentures under which our debt securities were issued contain limited protections for the holders of the debt securities.
•If we default on our obligations to pay our other indebtedness, we may not be able to make payments on our outstanding Notes and Credit Facilities.
•We may not be able to prepay the Notes upon a change in control.

Risks Related To Our SBIC Subsidiaries
•We, through our wholly owned subsidiary, issue debt securities guaranteed by the Small Business Association (“SBA”) and sold in the capital markets. As a result of its guarantee of the debt securities, the SBA has fixed dollar claims on the assets of our subsidiary that are superior to the claims of our securities holders.
•Our wholly owned subsidiary is licensed by the SBA, and therefore subject to small business investment company (“SBIC”) regulations.
•Our SBIC subsidiary may be unable to make distributions to us that will enable us to meet or maintain RIC status, which could result in the imposition of an entity-level tax.

Risks Related To Operating As A RIC And U.S. Federal Income Taxes
•We will be subject to U.S. federal income taxes if we are unable to qualify as a RIC under Subchapter M of the Code.
•We may have difficulty paying the distributions required to maintain our RIC status under the Code if we recognize income before or without receiving cash representing such income.
•Legislative or regulatory tax changes could adversely affect our stockholders.

General Risk Factors
•We are currently operating in a period of economic and political uncertainty, and capital markets may experience periods of disruption and instability in the future. These market conditions may materially and adversely affect debt and equity capital markets in the United States and abroad, which may have a negative impact on our business and operations.
•Terrorist attacks, acts of war, public health crises or natural disasters may affect any market for our securities, impact the businesses in which we invest and harm our business, operating results and financial condition.
•We are highly dependent on information systems and systems failures could significantly disrupt our business, which may, in turn, negatively affect the market price of our common stock and our ability to pay dividends.
•The failure in cyber security systems, as well as the occurrence of events unanticipated in our disaster recovery systems and business continuity planning could impair our ability to conduct business effectively.
•We may be the target of litigation.

Additional risks and uncertainties not currently known to us or that we currently deem to be immaterial may also have a material adverse effect on our business, financial condition and/or operating results.

OFFERINGS

We may offer, from time to time, in one or more offerings or series, our common stock, preferred stock, debt securities, subscription rights to purchase shares of our common stock, warrants representing rights to purchase shares of our common stock, preferred stock or debt securities, or units comprised of any combination of the foregoing, on terms to be determined at the time of the offering. We will offer our securities at prices and on terms to be set forth in one or more supplements to this prospectus. The offering price per share of our common stock, less any underwriting commissions or discounts, generally will not be less than the NAV per share of our common stock at the time of an offering. However, we may issue shares of our common stock pursuant to this prospectus at a price per share that is less than our NAV per share (a) in connection with a rights offering to our existing stockholders, (b) with the prior approval of the majority of our common stockholders or (c) under such other circumstances as the SEC may permit. Any such issuance of shares of our common stock below NAV may be dilutive to the NAV of our common stock. See “Item 1A. Risk Factors—Risks Relating to Our Securities” in our most recent Annual Report on Form 10-K as well as “Risk Factors” and “Sales of Common Stock Below Net Asset Value” included in this prospectus.
We may offer our securities directly to one or more purchasers, including existing stockholders in a rights offering, through agents that we designate from time to time or to or through underwriters or dealers. The prospectus supplement relating to each offering will identify any agents or underwriters involved in the sale of our securities, and will set forth any applicable purchase price, fee, commission or discount arrangement between us and our agents or underwriters or among our underwriters or the basis upon which such amount may be calculated. See “Plan of Distribution.” We may not sell any of our securities through agents, underwriters or dealers without delivery of a prospectus supplement describing the method and terms of the offering of our securities. Set forth below is additional information regarding offerings of our securities:

Use of Proceeds	Unless otherwise specified in a prospectus supplement or any free writing prospectus relating to an offering, we intend to use the net proceeds from selling our securities to fund investments in debt and equity securities in accordance with our investment objectives, to make acquisitions, to retire certain debt obligations and for other general corporate purposes. Each supplement to this prospectus relating to an offering will more fully identify the use of the proceeds from such offering. See “Use of Proceeds.”
Distributions	Subject to applicable legal restrictions and the sole discretion of our board of directors, we intend to declare and pay regular cash distributions on a quarterly basis. From time to time, we may also pay special interim distributions in the form of cash or shares of our common stock at the discretion of our board of directors. The timing and amount of any future distributions to stockholders are subject to applicable legal restrictions and the sole discretion of our board of directors. See “Price Range of Common Stock and Distributions.”
Taxation	We have elected to be subject to tax as a RIC under Subchapter M of the Code. As a RIC, we generally will not be subject to pay corporate- level U.S. federal income taxes on any ordinary income or capital gains that we timely distribute each tax year as distributions for U.S. federal income tax purposes to our stockholders. To qualify for and maintain our qualification as a RIC, we must, among other things, meet certain source-of-income and asset diversification requirements (as described herein). See “Material U.S. Federal Income Tax Considerations.”
Distribution reinvestment plan	We have adopted a dividend reinvestment plan, through which all distributions are paid to our stockholders in the form of additional shares of our common stock, unless a stockholder elects to receive cash as provided below. In this way, a stockholder can maintain an undiluted investment in our common stock and still allow us to pay out the required distributable income. See “Dividend Reinvestment Plan” below.
NYSE Trading Symbol	“HTGC”

Leverage	We borrow funds to make additional investments. We use this practice, which is known as “leverage,” to attempt to increase returns to our stockholders, but it involves significant risks. See “Risk Factors” and “Senior Securities” below. We are currently allowed to borrow amounts such that our asset coverage, as calculated pursuant to the Investment Company Act, equals at least 150% after such borrowing. See “Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations—Financial Condition, Liquidity and Capital Resources” in our most recent Annual Report on Form 10-K and “Item 2. Management’s Discussion and Analysis of Financial Condition and Results of Operations—Financial Condition, Liquidity and Capital Resources” in our most recent Quarterly Report on Form 10-Q.
Available Information	We file annual, quarterly and current periodic reports, proxy statements and other information with the SEC under the Exchange Act. The SEC maintains an Internet website that contains reports, proxy and information statements and other information filed electronically by us with the SEC which are available on the SEC’s Internet website at http://www.sec.gov. We maintain a website on the Internet at www.htgc.com. Except for the documents incorporated by reference into this prospectus, the information on our website is not part of this prospectus. We make available, free of charge, on our website our proxy statement, annual report on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K and amendments to those reports as soon as reasonably practicable after we electronically file such material with, or furnish it to, the SEC. See “Available Information.”
Incorporation by Reference	This prospectus is part of a registration statement that we have filed with the SEC. The information incorporated by reference is considered to comprise a part of this prospectus from the date we file that document. Any reports filed by us with the SEC before the date that any offering of any securities by means of this prospectus and any accompanying prospectus supplement is terminated will automatically update and, where applicable, supersede any information contained in this prospectus or incorporated by reference in this prospectus. See “Incorporation by Reference.”

FEES AND EXPENSES
The following table is intended to assist you in understanding the various costs and expenses that an investor in our common stock will bear directly or indirectly. However, we caution you that some of the percentages indicated in the table below are estimates and may vary. The footnotes to the fee table state which items are estimates. Except where the context suggests otherwise, whenever this prospectus contains a reference to fees or expenses paid by “you” or “us” or that “we” will pay fees or expenses, stockholders will indirectly bear such fees or expenses as investors in Hercules Capital, Inc.

Stockholder Transaction Expenses (as a percentage of the public offering price):
Sales load (as a percentage of offering price)(1)	—%
Offering expenses	—%	(2)
Dividend reinvestment plan fees	—%	(3)
Total stockholder transaction expenses (as a percentage of the public offering price)	—%	(4)

Annual Expenses (as a percentage of net assets attributable to common stock):(5)
Operating expenses	4.57%	(6)(7)
Interest and fees paid in connection with borrowed funds	4.61%	(8)
Acquired fund fees and expenses	0.01%	(10)
Total annual expenses	9.19%	(9)
(1)In the event that our securities are sold to or through underwriters, a corresponding prospectus supplement to the Prospectus will disclose the applicable sales load.
(2)In the event that we conduct an offering of our securities, a corresponding prospectus supplement to this prospectus will disclose the estimated offering expenses.
(3)The expenses associated with the administration of our dividend reinvestment plan are included in “Operating expenses.” We pay all brokerage commissions incurred with respect to open market purchases, if any, made by the administrator under the plan. For more details about the plan, see “Dividend Reinvestment Plan.”
(4)Total stockholder transaction expenses may include sales load and will be disclosed in a future prospectus supplement, if any.
(5)“Net assets attributable to common stock” equals the weighted average net assets for the nine months ended September 30, 2024, which is approximately $1,846.2 million.
(6)“Operating expenses” represent our estimated operating expenses by annualizing our actual expenses for the nine months ended September 30, 2024, including all fees and expenses of our consolidated subsidiaries and excluding interest and fees on our debt.
(7)We do not have an investment adviser and are internally managed by our executive officers under the supervision of our Board. As a result, we do not pay investment advisory fees, but instead we pay the operating costs associated with employing investment management professionals.
(8)“Interest and fees paid in connection with borrowed funds” represent our estimated interest, fees, and credit facility expenses by annualizing our actual interest, fees and credit facility expenses incurred for the nine months ended September 30, 2024.
(9)“Total annual expenses” is the sum of “Operating expenses”, “Interest and fees paid in connection with borrowed funds”, and “Acquired fund fees and expenses”. “Total annual expenses” is presented as a percentage of weighted average net assets attributable to common stockholders, because the holders of shares of our common stock (and not the holders of our debt securities or preferred stock, if any) bear all of our fees and expenses, including the fees and expenses of our wholly-owned consolidated subsidiaries, all of which are included in this fee table presentation.
(10)“Acquired fund fees and expenses” represent the estimated indirect expenses by annualizing our actual indirect expenses incurred due to investments in other investment companies and private funds for the nine months ended September 30, 2024 .

Example
The following example demonstrates the projected dollar amount of total cumulative expenses that would be incurred over various periods with respect to a hypothetical investment in our common stock. These amounts are based upon our payment of annual operating expenses at the levels set forth in the table above and assume no additional leverage.

	1 Year	3 Years	5 Years	10 Years
You would pay the following expenses on a $1,000 investment, assuming a 5% annual return	$90	$259	$415	$751
The example and the expenses in the tables above should not be considered a representation of our future expenses, and actual expenses may be greater or lesser than those shown. Moreover, while the example assumes, as required by the applicable rules of the SEC, a 5% annual return, our performance will vary and may result in a return greater or lesser than 5%. In addition, while the example assumes reinvestment of all distributions at NAV, participants in our dividend reinvestment plan may receive shares valued at the market price in effect at that time. This price may be at, above or below NAV. See “Dividend Reinvestment Plan” for additional information regarding our dividend reinvestment plan.

FINANCIAL HIGHLIGHTS
The financial data set forth in the following table as of and for the years ended December 31, 2023, 2022, 2021, 2020, 2019, 2018, 2017, 2016, 2015, and 2014 are derived from our consolidated financial statements. The financial data as of and for the years ended December 31, 2023, 2022, 2021, 2020, and 2019 are derived from our consolidated financial statements, which have been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report thereon is incorporated by reference in this prospectus. The financial data as of and for the years ended December 31, 2018, 2017, 2016, 2015, and 2014 are derived from audited consolidated financial statements not incorporated by reference in this prospectus, which may be obtained from www.sec.gov or upon request. The financial data set forth in the following table as of and for the nine months ended September 30, 2024 are derived from our unaudited consolidated financial statements, but in the opinion of management, reflect all adjustments (consisting only of normal recurring adjustments) that are necessary to present fairly the results of such interim period. Interim results as of and for the nine months ended September 30, 2024 are not necessarily indicative of the results that may be expected for the year ending December 31, 2024. You should read these financial highlights in conjunction with our consolidated financial statements and notes thereto and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” incorporated by reference into this prospectus, any documents incorporated by reference in this prospectus, our most recent Annual Report on Form 10-K, or our Quarterly Reports on Form 10-Q incorporated by reference herein.

	As of and for the nine months ended September 30, 2024	Year Ended December 31,
		2023	2022	2021	2020	2019	2018	2017	2016	2015	2014
Per share data (1):
Net asset value at beginning of period	$11.43	$10.53	$11.22	$11.26	$10.55	$9.90	$9.96	$9.90	$9.94	$10.18	$10.51
Net investment income	1.53	2.11	1.50	1.29	1.39	1.41	1.20	1.17	1.36	1.06	1.16
Net realized gain (loss)	0.01	0.06	(0.01)	0.18	(0.50)	0.16	(0.12)	(0.32)	0.06	0.07	0.32
Net unrealized appreciation (depreciation)	(0.28)	0.17	(0.68)	0.03	1.13	0.14	(0.23)	0.11	(0.49)	(0.51)	(0.33)
Total from investment operations	1.26	2.34	0.81	1.50	2.02	1.71	0.85	0.96	0.93	0.62	1.15
Net increase (decrease) in net assets from capital share transactions(1)	0.10	0.44	0.34	(0.08)	0.01	0.20	0.23	0.26	0.18	0.26	(0.37)
Distributions of net investment income(6)	(1.45)	(1.93)	(1.63)	(1.06)	(1.03)	(1.15)	(1.26)	(1.07)	(1.14)	(1.04)	(1.27)
Distributions of capital gains(6)	—	—	(0.36)	(0.49)	(0.36)	(0.18)	—	(0.18)	(0.11)	(0.22)	—
Stock-based compensation expense included in net investment income and other movements(2)	0.06	0.05	0.15	0.09	0.07	0.07	0.12	0.09	0.10	0.14	0.16
Net asset value at end of period	$11.40	$11.43	$10.53	$11.22	$11.26	$10.55	$9.90	$9.96	$9.90	$9.94	$10.18

Ratios and supplemental data:
Per share market value at end of period	$19.64	$16.67	$13.22	$16.59	$14.42	$14.02	$11.05	$13.12	$14.11	$12.19	$14.88
Total return(3)	26.84%	42.00%	(10.14)%	25.62%	14.31%	39.36%	(7.56)%	1.47%	26.87%	(9.70)%	(1.75)%
Shares outstanding at end of period	162,505	157,758	133,045	116,619	114,726	107,364	96,501	84,424	79,555	72,118	64,715
Weighted average number of common shares outstanding	159,742	144,091	125,189	114,742	111,985	101,132	90,929	82,519	73,753	69,479	61,862
Net assets at end of period	$1,851,810	$1,802,706	$1,401,459	$1,308,547	$1,291,704	$1,133,049	$955,444	$840,967	$787,944	$717,134	$658,864
Ratio of total expense to average net assets(4)	9.18%	9.92%	9.92%	9.86%	11.30%	11.95%	10.73%	11.37%	11.25%	11.55%	10.97%
Ratio of net investment income before investment gains and losses to average net assets(4)	17.67%	19.26%	13.96%	11.28%	13.64%	13.74%	11.78%	11.61%	13.65%	10.15%	10.94%
Portfolio turnover rate(5)	20.06%	31.95%	19.29%	51.58%	32.38%	31.30%	38.76%	49.03%	36.22%	46.34%	56.15%
Weighted average debt outstanding	$1,696,442	$1,607,278	$1,468,335	$1,248,177	$1,309,903	$1,177,379	$826,931	$784,455	$635,365	$615,198	$535,127
Weighted average debt per common share	$10.62	$11.15	$11.73	$10.88	$11.70	$11.64	$9.09	$9.51	$8.61	$8.85	$8.65
(1)All per share activity is calculated based on the weighted average shares outstanding for the relevant period, except net increase (decrease) in net assets from capital share transactions, which is based on the common shares outstanding as of the relevant balance sheet date.
(2)Adjusts for the impact of stock-based compensation expense, which is a non-cash expense and has no net impact to net asset value. Pursuant to ASC Topic 718, the expense is offset by a corresponding increase in paid-in capital. Additionally, adjusts for other items attributed to the difference between certain per share data based on the weighted-average basic shares outstanding and those calculated using the shares outstanding as of a period end or transaction date.
(3)The total return for the nine months ended September 30, 2024 and the years ended December 31, 2023, 2022, 2021, 2020, 2019, 2018, 2017, 2016, 2015 and 2014 equals to the change in the ending market value over the beginning of the period price per share plus distributions paid per share during the period, divided by the beginning price assuming the distribution is reinvested on the date of the distribution. As such, the total return is not annualized. The total return does not reflect any sales load that must be paid by investors.
(4)The ratios are calculated based on weighted average net assets for the relevant period and are annualized.
(5)The portfolio turnover rate for the years ended December 31, 2023, 2022, 2021, 2020, 2019, 2018, 2017, 2016, 2015 and 2014 equals to the lesser of investment portfolio purchases or sales during the period, divided by the average investment portfolio value during the period. As such, portfolio turnover rate is not annualized.
(6)Includes distributions on unvested restricted stock awards.

RISK FACTORS
You should carefully consider the risk factors described below, and in the section titled “Risk Factors” in the applicable prospectus supplement and any related free writing prospectus, and the risks discussed in the section titled “Item 1A. Risk Factors” in our Annual Report on Form 10-K, the section titled “Item 1A. Risk Factors,” which are incorporated by reference herein, in our Quarterly Reports on Form 10-Q, which are incorporated by reference herein, and any subsequent filings we have made with the SEC that are incorporated by reference into this prospectus or any prospectus supplement, together with all of the other information included in this prospectus, the accompanying prospectus supplement and any documents incorporated by reference herein, including our consolidated financial statements and the related notes thereto, before you decide whether to make an investment in our securities. The risks set out below and described in such documents are not the only risks we face. Additional risks and uncertainties not currently known to us or that we currently deem to be immaterial also may materially adversely affect our business, financial condition and/or operating results. If any of the following events occur, our business, financial condition and results of operations could be materially adversely affected. In such case, the net asset value of our common stock and the trading price, if any, of our securities could decline, and you may lose all or part of your investment.
Investors in offerings of our common stock will likely incur immediate dilution upon the closing of such offering.
We generally expect the public offering price of any offering of shares of our common stock to be higher than the book value per share of our outstanding common stock (unless we offer shares pursuant to a rights offering or after obtaining prior approval for such issuance from our stockholders and our independent directors). Accordingly, investors purchasing shares of our common stock in offerings pursuant to this prospectus may pay a price per share that exceeds the tangible book value per share after such offering.
Your interest in us may be diluted if you do not fully exercise your subscription rights in any rights offering. In addition, if the subscription price is less than our NAV per share, then you will experience an immediate dilution of the aggregate NAV of your shares.
In the event we issue subscription rights, stockholders who do not fully exercise their subscription rights should expect that they will, at the completion of a rights offering pursuant to this prospectus, own a smaller proportional interest in us than would otherwise be the case if they fully exercised their rights. We cannot state precisely the amount of any such dilution in share ownership because we do not know at this time what proportion of the shares will be purchased as a result of such rights offering.
In addition, if the subscription price is less than the NAV per share of our common stock, then our stockholders would experience an immediate dilution of the aggregate NAV of their shares as a result of the offering. The amount of any decrease in NAV is not predictable because it is not known at this time what the subscription price and NAV per share will be on the expiration date of a rights offering or what proportion of the shares will be purchased as a result of such rights offering. Such dilution could be substantial. See “Item 1A. Risk Factors—Risks Relating to Our Securities—We have received the approval from our stockholders to issue shares of our common stock at prices below the then current NAV per share of our common stock, subject to certain limitations and with the approval from our independent directors. If we receive such approval from the independent directors, we may periodically issue shares of our common stock at a price below the then current NAV per share of common stock. Any such issuance could materially dilute your interest in our common stock and reduce our NAV per share” in our most recent Annual Report on Form 10-K and “Sales of Common Stock Below Net Asset Value” below.
We may initially invest a portion of the net proceeds of offerings pursuant to this prospectus primarily in high-quality short-term investments, which will generate lower rates of return than those expected from the interest generated on first and second lien senior secured loans, mezzanine debt, including “unitranche” loans, as well as returns generated by other investments permitted by our investment objective.
We may initially invest a portion of the net proceeds of offerings pursuant to this prospectus primarily in cash, cash equivalents, U.S. government securities and other high-quality short-term investments. These securities generally earn yields substantially lower than the income that we anticipate receiving once we are fully invested in accordance with our investment objective. As a result, we may not, for a time, be able to achieve our investment objective and/or we may need to, for a time, decrease the amount of any dividend that we may pay to our stockholders to a level that is substantially lower than the level that we expect to pay when the net proceeds of offerings are fully invested in accordance with our investment objective. If we do not realize yields in excess of our expenses, we may incur operating losses and the market price of our shares may decline.

Our stockholders may receive shares of our common stock as dividends, which could result in adverse cash flow consequences to them.
In order to satisfy the Annual Distribution Requirement applicable to RICs, we have the ability to declare a large portion of a dividend in shares of our common stock instead of in cash. As long as a portion of such dividend is paid in cash (which portion could be as low as 20%) and certain requirements are met, the entire distribution would be treated as a dividend for U.S. federal income tax purposes. As a result, a stockholder would be taxed on 100% of the fair market value of the shares received as part of the dividend on the date a stockholder received it in the same manner as a cash dividend, even though most of the dividend was paid in shares of our common stock.

FORWARD-LOOKING STATEMENTS
The matters discussed in this prospectus, including the documents that we incorporate by reference herein, and any applicable prospectus supplement or free writing prospectus, including the documents we incorporate by reference therein, as well as in future oral and written statements by management of Hercules Capital, Inc., that are forward-looking statements are based on current management expectations that involve substantial risks and uncertainties which could cause actual results to differ materially from the results expressed in, or implied by, these forward-looking statements. Forward-looking statements relate to future events or our future financial performance. We generally identify forward-looking statements by terminology such as “may,” “will,” “should,” “expects,” “plans,” “anticipates,” “could,” “intends,” “target,” “projects,” “contemplates,” “believes,” “estimates,” “predicts,” “potential” or “continue” or the negative of these terms or other similar expressions. Important assumptions include our ability to originate new investments, achieve certain margins and levels of profitability, the availability of additional capital, and the ability to maintain certain debt to asset ratios. In light of these and other uncertainties, the inclusion of a projection or forward-looking statement in this prospectus should not be regarded as a representation by us that our plans or objectives will be achieved. The forward- looking statements contained in this prospectus and any applicable prospectus supplement or free writing prospectus include statements as to:
•our current and future management structure;
•our future operating results;
•our business prospects and the prospects of our prospective portfolio companies;
•the impact of investments that we expect to make;
•our informal relationships with third parties including in the venture capital industry;
•the expected market for venture capital investments and our addressable market;
•the dependence of our future success on the general economy and its impact on the industries in which we invest;
•our ability to access debt markets and equity markets;
•the occurrence and impact of macro-economic developments (for example, global pandemics, natural disasters, terrorism, international conflicts and war) on us and our portfolio companies;
•the ability of our portfolio companies to achieve their objectives;
•our expected financings and investments;
•our regulatory structure and tax status as a RIC;
•our ability to operate as a BDC and our subsidiaries ability to operate as SBICs;
•the adequacy of our cash resources and working capital;
•the timing of cash flows, if any, from the operations of our portfolio companies;
•the timing, form and amount of any distributions;
•the impact of fluctuations in interest rates on our business;
•the valuation of any investments in portfolio companies, particularly those having no liquid trading market; and
•our ability to recover unrealized depreciation on investments.
You should not place undue reliance on these forward-looking statements. The forward-looking statements made in this prospectus, any free writing prospectus, and the documents incorporated by reference into this prospectus relate only to events as of the date on which the statements are made. We undertake no obligation to update any forward-looking statement to reflect events or circumstances occurring after the date of this prospectus.

USE OF PROCEEDS
We intend to use the net proceeds from selling our securities to fund investments in debt and equity securities in accordance with our investment objectives, to make acquisitions, to retire certain debt obligations and for other general corporate purposes. The supplement to this prospectus or any free writing prospectus relating to an offering will more fully identify the use of proceeds from such offering.
We anticipate that substantially all of the net proceeds from any offering of our securities will be used as described above within twelve months, but in no event longer than two years. Pending such uses and investments, we will invest the net proceeds primarily in cash, cash equivalents, U.S. government securities or high-quality debt securities maturing in one year or less from the time of investment. Our ability to achieve our investment objective may be limited to the extent that the net proceeds of any offering, pending full investment, are held in lower yielding short-term instruments.

PRICE RANGE OF COMMON STOCK AND DISTRIBUTIONS
Our common stock is traded on the NYSE under the symbol “HTGC.”
The following table sets forth the range of high and low closing sales prices of our common stock, the sales price as a percentage of NAV and the distributions declared by us for each fiscal quarter. The stock quotations are interdealer quotations and do not include markups, markdowns or commissions.

			Price Range		Premium / Discount of High Sales Price to NAV	Premium / Discount of Low Sales Price to NAV	Cash Dividend Distribution per Share(2)
		NAV(1)	High	Low
2022
	First quarter	$10.82	$18.23	$16.56	68.5%	53.0%	$0.48
	Second quarter	$10.43	$18.91	$12.82	81.3%	22.9%	$0.48
	Third quarter	$10.47	$16.13	$11.45	54.1%	9.4%	$0.50
	Fourth quarter	$10.53	$14.92	$11.59	41.7%	10.1%	$0.51
2023
	First quarter	$10.82	$16.24	$11.56	50.1%	6.8%	$0.47
	Second quarter	$10.96	$15.08	$12.38	37.6%	13.0%	$0.47
	Third quarter	$10.93	$18.02	$14.86	64.9%	36.0%	$0.48
	Fourth quarter	$11.43	$16.93	$15.09	48.2%	32.1%	$0.48
2024
	First quarter	$11.63	$18.77	$16.67	61.4%	43.3%	$0.48
	Second quarter	$11.43	$20.45	$17.96	78.9%	57.1%	$0.48
	Third quarter	$11.40	$21.67	$17.71	90.1%	55.4%	$0.48
	Fourth quarter (through December 9, 2024)	*	$20.22	$18.53	*	*	$0.48
(1)Net asset value per share is generally determined as of the last day in the relevant quarter and therefore may not reflect the net asset value per share on the date of the high and low sales prices. The net asset values shown are based on outstanding shares at the end of each period.
(2)Represents the dividend or distribution declared in the relevant quarter.
* NAV has not yet been calculated for this period.
The last reported price for our common stock on December 9, 2024 was $19.39 per share.
Shares of BDCs may trade at a market price that is less than the value of the net assets attributable to those shares. The possibility that our shares of common stock will trade at a discount from NAV or at premiums that are unsustainable over the long term are separate and distinct from the risk that our NAV will decrease. At times, our shares of common stock have traded at a premium to NAV and at times our shares of common stock have traded at a discount to the net assets attributable to those shares. It is not possible to predict whether the shares offered hereby will trade at, above, or below NAV.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS
The information contained under the captions “Management’s Discussion and Analysis of Financial Condition and Results of Operations” of our most recent Annual Report on Form 10-K and of our Quarterly Reports on Form 10-Q are incorporated by reference herein.

PORTFOLIO COMPANIES
The following tables set forth certain information as of September 30, 2024 regarding each portfolio company in which we had a debt or equity investment. Other than these investments, our only formal relationship with our portfolio companies is the offer to make available significant managerial assistance. In addition, we may have board representation or receive rights to observe the Board of Directors’ meetings of our portfolio companies.

As of September 30, 2024
(dollar amounts in thousands)
(unaudited)
Portfolio Company	Type of Investment	Maturity Date	Interest Rate and Floor(1)	Principal Amount	Cost(2)	Value	Footnotes
Debt Investments
Biotechnology Tools
PathAI, Inc. 1325 Boylston Street, Suite 10000 Boston, MA 02215	Senior Secured	January 2027	Prime + 2.15%, Floor rate 9.15%, 7.85% Exit Fee	$32,000	$32,572	$33,600	(12)(13)
Subtotal: Biotechnology Tools (1.81%)*					32,572	33,600
Communications & Networking
Aryaka Networks, Inc. 3945 Freedom Circle, Suite 1100 Santa Clara, CA 95054	Senior Secured	July 2026	Prime + 3.25%, Floor rate 6.75%, PIK Interest 1.05%, 3.55% Exit Fee	$25,351	25,427	26,373	(12)(14)(19)
Subtotal: Communications & Networking (1.42%)*					25,427	26,373
Consumer & Business Services
Altumint, Inc. 4600 Forbes Blvd, Suite 203 Lanham, MD 20706	Senior Secured	December 2027	Prime + 3.65%, Floor rate 12.15%, 2.50% Exit Fee	$10,000	9,958	10,107	(15)
Carwow LTD 2nd Floor, 10 Bressenden Place London, United Kingdom SW1E 5DH	Senior Secured	December 2027	Prime + 4.70%, Floor rate 11.45%, PIK Interest 1.45%, 4.95% Exit Fee	£20,287	27,650	27,128	(5)(10)(14)
Houzz, Inc. 285 Hamilton Avenue, 4th Floor Palo Alto, CA 94301	Convertible Debt	May 2028	PIK Interest 10.00%	$25,011	25,011	25,745	(9)(14)
Jobandtalent USA, Inc. 12 New Fetter Lane London, United Kingdom EC4A 1JP	Senior Secured	August 2025	1-month SOFR + 8.86%, Floor rate 9.75%, 2.87% Exit Fee	$13,123	13,345	13,345	(5)(10)
Plentific Ltd Third Floor Yarnwicke, 119-121 Cannon Street London, United Kingdom EC4N 5AT	Senior Secured	October 2026	Prime + 2.55%, Floor rate 11.05%, 2.95% Exit Fee	$3,325	3,264	3,324	(5)(10)(13)
Provi 1 North Dearborn, Suite 700 Chicago, IL 60602	Senior Secured	December 2026	Prime + 4.40%, Floor rate 10.65%, 2.95% Exit Fee	$15,000	15,043	15,229	(15)
Riviera Partners LLC 141 10thStreet San Francisco, CA 94103	Senior Secured	April 2027	1-month SOFR + 8.27%, Floor rate 9.27%	$36,587	36,161	34,807	(17)(18)
RVShare, LLC 155 Montrose West Avenue Akron, OH 44321	Senior Secured	December 2026	3-month SOFR + 5.50%, Floor rate 6.50%, PIK Interest 4.00%	$29,771	29,442	29,753	(13)(14)(15)
SeatGeek, Inc. 902 Broadway, 10th Floor New York, NY 10010	Senior Secured	May 2026	Prime + 7.00%, Floor rate 10.50%, PIK Interest 0.50%, 4.00% Exit Fee	$25,295	25,313	25,736	(11)(14)(16)

As of September 30, 2024
(dollar amounts in thousands)
(unaudited)
Portfolio Company	Type of Investment	Maturity Date	Interest Rate and Floor(1)	Principal Amount	Cost(2)	Value	Footnotes
	Senior Secured	July 2026	Prime + 2.50%, Floor rate 10.75%, PIK Interest 0.50%, 3.00% Exit Fee	$77,939	$77,594	$78,952	(12)(14)(16)
Total SeatGeek, Inc.				$103,234	102,907	104,688
Skyword, Inc. 33 Arch Street Boston, MA 02110	Senior Secured	November 2026	Prime + 2.75%, Floor rate 9.25%, PIK Interest 1.75%, 3.00% Exit Fee	$7,271	7,375	7,482	(13)(14)
Tectura Corporation 951 Old County Road, Suite 2-317 Belmont, CA 94002	Senior Secured	January 2027	FIXED 8.25%	$8,250	8,250	8,250	(7)
Thumbtack, Inc. 415 Natoma Street, Suite 1300 San Francisco, CA 94103	Senior Secured	March 2028	Prime + 2.45%, Floor rate 10.95%, PIK Interest 1.50%	$20,839	20,460	21,069	(11)(14)(17)
Veem, Inc. 1160 Battery St. East, Suite 100 San Francisco, CA 94111	Senior Secured	March 2025	Prime + 4.00%, Floor rate 7.25%, PIK Interest 1.25%, 4.50% Exit Fee	$5,156	5,322	5,322	(13)(14)
	Senior Secured	March 2025	Prime + 4.70%, Floor rate 7.95%, PIK Interest 1.50%, 4.50% Exit Fee	$5,169	5,338	5,338	(12)(14)
Total Veem, Inc.				$10,325	10,660	10,660
Worldremit Group Limited 51 Eastcheap London, United Kingdom EC3M 1DT	Senior Secured	February 2026	3-month SOFR + 9.40%, Floor rate 10.25%	$24,617	24,485	24,863	(5)(10)(11)(12)(19)
	Senior Secured	February 2026	1-month SOFR + 9.35%, Floor rate 10.25%	$6,466	6,424	6,530	(5)(10)(19)
Total Worldremit Group Limited				$31,083	30,909	31,393
Subtotal: Consumer & Business Services (18.52%)*					340,435	342,980
Diversified Financial Services
Gibraltar Acquisition, LLC (p.k.a. Gibraltar Business Capital, LLC) 400 Skokie Boulevard, Suite 375 Northbrook, IL 60062	Unsecured	September 2026	FIXED 3.45%, PIK Interest 8.05%	$26,033	25,774	25,774	(7)(14)(20)
	Unsecured	September 2026	FIXED 11.95%	$10,000	9,859	9,859	(7)(20)
Total Gibraltar Acquisition, LLC (p.k.a. Gibraltar Business Capital, LLC)				$36,033	35,633	35,633
Hercules Adviser LLC 1 North B Street, Suite 2000 San Mateo, CA 94401	Unsecured	June 2025	FIXED 5.00%	$12,000	12,000	12,000	(7)(23)
Next Insurance, Inc. 975 California Avenue Palo Alto, CA 94304	Senior Secured	February 2028	Prime - (1.50%), Floor rate 4.75%, PIK Interest 5.50%	$10,918	10,757	11,149	(13)(14)(19)
Subtotal: Diversified Financial Services (3.17%)*					58,390	58,782
Drug Discovery & Development
Adaptimmune Therapeutics plc 60 Jubilee Avenue, Milton Park Abingdon, United Kingdom OX14 4RX	Senior Secured	June 2029	Prime + 1.15%, Floor rate 9.65%, PIK Interest 2.00%, 5.85% Exit Fee	$30,108	29,878	29,878	(5)(10)(14)

As of September 30, 2024
(dollar amounts in thousands)
(unaudited)
Portfolio Company	Type of Investment	Maturity Date	Interest Rate and Floor(1)	Principal Amount	Cost(2)	Value	Footnotes
Akero Therapeutics, Inc. 601 Gateway Boulevard, Suite 350 South San Francisco, CA 94080	Senior Secured	March 2027	Prime + 3.65%, Floor rate 7.65%, 5.85% Exit Fee	$17,500	$17,603	$17,897	(10)(13)(17)
Aldeyra Therapeutics, Inc. 131 Hartwell Avenue, Suite 320 Lexington, MA 02421	Senior Secured	April 2026	Prime + 3.10%, Floor rate 11.10%, 8.90% Exit Fee	$15,000	15,292	15,293	(11)
AmplifyBio, LLC 1425 Plain City-Gerogesville Road, Building JM-10, West Jefferson, OH, 43162	Senior Secured	January 2027	Prime + 2.50%, Floor rate 9.50%, Cap rate 10.75%, 5.85% Exit Fee	$24,000	24,502	24,891	(15)
Arcus Biosciences, Inc. 3928 Point Eden Way Hayward, CA 94545	Senior Secured	September 2029	Prime + 1.95%, Floor rate 10.45%, 7.75% Exit Fee	$37,500	37,248	37,248	(6)(10)(15)(17)
ATAI Life Sciences N.V. Wallstrasse 16 Berlin, Germany 10179	Senior Secured	August 2026	Prime + 4.30%, Floor rate 9.05%, 6.95% Exit Fee	$14,000	14,347	14,253	(5)(10)(17)
Axsome Therapeutics, Inc. One World Trade Center, 22nd Floor New York, NY 10007	Senior Secured	January 2028	Prime + 2.20%, Floor rate 9.95%, Cap rate 10.70%, 5.78% Exit Fee	$143,350	144,974	152,241	(10)(11)(12)(16)
Bluebird Bio, Inc. 455 Grand Union Boulevard Somerville, MA 02145	Senior Secured	April 2029	Prime + 1.45%, Floor rate 9.95%, PIK Interest 2.45%, 6.45% Exit Fee	$65,250	63,337	63,682	(14)
Braeburn, Inc. 450 Plymouth Road, Suite 400 Plymouth Meeting, PA 19462	Senior Secured	October 2028	Prime + 2.45%, Floor rate 10.95%, PIK Interest 1.10%, 5.45% Exit Fee	$53,045	53,079	54,450	(14)(17)
Compass Pathways plc 33 Broadwick Street London, United Kingdom W1F 0DQ	Senior Secured	July 2027	Prime + 1.50%, Floor rate 9.75%, PIK Interest 1.40%, 4.75% Exit Fee	$24,404	24,401	25,280	(5)(10)(14)
Corium, Inc. 4558 50th Street SE Grand Rapids, MI 49512	Senior Secured	September 2026	Prime + 5.70%, Floor rate 8.95%, 7.75% Exit Fee	$105,225	109,041	110,394	(13)(16)
Curevo, Inc. 18911 North Creek Pkwy, Suite 150 Bothell, WA 98011	Senior Secured	June 2027	Prime + 1.70%, Floor rate 9.70%, 6.95% Exit Fee	$10,000	10,039	9,639	(15)
Eloxx Pharmaceuticals, Inc. 480 Arsenal Way, Suite 130 Watertown, MA 02472	Senior Secured	April 2025	Prime + 6.25%, Floor rate 9.50%, 4.00% Exit Fee	$489	988	988	(15)
enGene, Inc. 7171 Rue Frederick Banting Saint-Laurent, Canada H4S 1Z9	Senior Secured	January 2028	Prime + 0.75%, Floor rate 9.25%, Cap rate 9.75%, PIK Interest 1.15%, 5.50% Exit Fee	$15,878	15,897	16,337	(5)(10)(14)(17)
Geron Corporation 919 East Hillsdale Boulevard, Suite 250 Foster City, CA 94404	Senior Secured	October 2025	Prime + 4.50%, Floor rate 9.00%, 6.55% Exit Fee	$30,200	31,690	32,353	(10)(12)(13)(17)
Gritstone Bio, Inc. 5959 Horton Street, Suite 300 EmeryVille, CA 94608	Senior Secured	July 2027	Prime + 3.15%, Floor rate 7.15%, Cap rate 8.65%, PIK Interest 2.00%, 5.75% Exit Fee	$30,995	31,523	30,472	(13)(14)
Heron Therapeutics, Inc. 4242 Campus Point Court, Suite 200 San Diego, CA 92121	Senior Secured	February 2026	Prime + 1.70%, Floor rate 9.95%, PIK Interest 1.50%, 3.00% Exit Fee	$20,327	20,303	20,761	(14)(15)(17)

As of September 30, 2024
(dollar amounts in thousands)
(unaudited)
Portfolio Company	Type of Investment	Maturity Date	Interest Rate and Floor(1)	Principal Amount	Cost(2)	Value	Footnotes
Hibercell, Inc. 619 West 54th St., 8th Fl. New York, NY 10019	Senior Secured	May 2025	Prime + 5.40%, Floor rate 8.65%, 4.95% Exit Fee	$6,233	$6,980	$6,980	(13)(15)
Kura Oncology, Inc. 12730 High Bluff Drive, Suite 400 San Diego, CA 92130	Senior Secured	November 2027	Prime + 2.40%, Floor rate 8.65%, 15.13% Exit Fee	$5,500	5,599	5,694	(10)(15)
Locus Biosciences, Inc. 523 Davis Drive, Suite 350 Morrisville, NC 27560	Senior Secured	July 2025	Prime + 6.10%, Floor rate 9.35%, 4.95% Exit Fee	$3,009	3,343	3,343	(15)
Madrigal Pharmaceutical, Inc. 200 Barr Harbor Drive, Suite 200 West Conshohocken, PA 19428	Senior Secured	May 2027	Prime + 2.45%, Floor rate 8.25%, 5.35% Exit Fee	$78,200	79,622	82,775	(10)(13)
NorthSea Therapeutics Paasheuvelweg 25-C6 Amsterdam, Netherlands 1105 BP	Convertible Debt	December 2025	FIXED 6.00%	$273	273	273	(5)(9)(10)
Phathom Pharmaceuticals, Inc. 100 Campus Drive, Suite 102 Florham Park, NJ 07932	Senior Secured	December 2027	Prime + 1.35%, Floor rate 9.85%, Cap rate 10.35%, PIK Interest 2.15%, 6.59% Exit Fee	$153,201	155,420	158,117	(10)(12)(14)(15)(16)(17) (22)
Replimune Group, Inc. 500 Unicorn Park Drive, Suite 303 Woburn, MA 01801	Senior Secured	October 2027	Prime + 1.75%, Floor rate 7.25%, Cap rate 9.00%, PIK Interest 1.50%, 4.95% Exit Fee	$31,769	32,076	33,784	(10)(12)(13)(14)
SynOx Therapeutics Limited 3 Dublin Landings, North Wall Quay, Dublin 1 Dublin, Ireland D01 C4E0	Senior Secured	May 2027	Prime + 1.40%, Floor rate 9.90%, 7.25% Exit Fee	$4,500	4,431	4,431	(5)(10)
uniQure B.V. Paasheuvelweg 25a Amsterdam, Netherlands 1105 BP	Senior Secured	January 2027	Prime + 4.70%, Floor rate 7.95%, 6.10% Exit Fee	$35,000	35,962	37,135	(5)(10)(11)(12)
Viridian Therapeutics, Inc. 221 Crescent Street, Suite 401 Waltham, MA 02453	Senior Secured	October 2026	Prime + 4.20%, Floor rate 7.45%, Cap rate 8.95%, 6.00% Exit Fee	$8,000	8,191	8,350	(10)(13)(17)
X4 Pharmaceuticals, Inc. 61 North Beacon Street, 4th Floor Boston, MA 02134	Senior Secured	July 2027	Prime + 3.15%, Floor rate 10.15%, 3.72% Exit Fee	$75,000	75,292	75,304	(11)(12)(13)
Subtotal: Drug Discovery & Development (57.90%)*					1,051,331	1,072,243
Electronics & Computer Hardware
Locus Robotics Corp. 301 Ballardvale Street Wilmington, MA 01887	Senior Secured	June 2026	Prime + 4.50%, Floor rate 8.00%, 4.00% Exit Fee	$18,281	18,498	18,846	(19)
Shield AI, Inc. 600 West Broadway, Suite 450 San Diego, CA 92101	Senior Secured	February 2029	Prime + 0.85%, Floor rate 6.85%, Cap rate 9.60%, PIK Interest 2.50%, 2.50% Exit Fee	$75,790	75,200	76,132	(12)(14)(17)
Subtotal: Electronics & Computer Hardware (5.13%)*					93,698	94,978
Healthcare Services, Other
Blue Sprig Pediatrics, Inc. 7500 San Felipe Street, Suite 990 Houston, TX 77063	Senior Secured	November 2026	1-month SOFR + 5.11%, Floor rate 6.00%, PIK Interest 4.45%	$71,414	70,813	70,397	(11)(12)(13)(14)

As of September 30, 2024
(dollar amounts in thousands)
(unaudited)
Portfolio Company	Type of Investment	Maturity Date	Interest Rate and Floor(1)	Principal Amount	Cost(2)	Value	Footnotes
Carbon Health Technologies, Inc. 2100 Franklin Street , Suite 355 Oakland, CA 94612	Senior Secured	June 2026	Prime - (1.50%), Floor rate 7.00%, PIK Interest 7.00%, 5.64% Exit Fee	$49,524	$51,125	$49,393	(11)(13)(14)
	Convertible Debt	December 2025	FIXED 12.00%	$202	202	202	(9)
Total Carbon Health Technologies, Inc.				$49,726	51,327	49,595
Curana Health Holdings, LLC 8911 North Capital of Texas Highway, Building 1 Austin, TX 78759	Senior Secured	January 2028	Prime + 1.45%, Floor rate 9.20%, 4.95% Exit Fee	$27,500	27,630	28,053	(13)(17)(19)
Equality Health, LLC 7720 North Dobson Road, Suite 200 Scottsdale, AZ 85256	Senior Secured	February 2026	Prime + 6.25%, Floor rate 9.50%, PIK Interest 1.55%	$70,402	70,084	70,078	(11)(12)(14)
Main Street Rural, Inc. 900 Main Street Nashville, TN 37206	Senior Secured	July 2027	Prime + 1.95%, Floor rate 9.95%, 6.85% Exit Fee	$38,500	38,859	39,132	(13)(15)(17)
Marathon Health, LLC 10 West Market Street, Suite 2900 Indianapolis, IN 46204	Senior Secured	February 2029	Prime - (0.90%), Floor rate 7.10%, PIK Interest 4.00%, 3.00% Exit Fee	$157,577	156,581	157,857	(14)(16)(17)
Modern Life, Inc. 650 California Street, Floor 7 San Francisco, CA 94108	Senior Secured	February 2027	Prime + 2.75%, Floor rate 8.75%, 5.00% Exit Fee	$18,200	18,208	18,393	(13)
NeueHealth, Inc. 9250 NW 36th St, Suite 420 Doral, FL 33178	Senior Secured	June 2028	Prime + 1.15%, Floor rate 9.65%, PIK Interest 2.50%, 2.50% Exit Fee	$24,874	23,990	24,141	(12)(14)
Recover Together, Inc. 3 Burlington Woods Dr, Suite 301 Burlington, MA 01803	Senior Secured	July 2027	Prime + 1.90%, Floor rate 10.15%, 7.50% Exit Fee	$40,000	40,257	40,110	(13)(17)
Strive Health Holdings, LLC 1600 Stout Street, Suite 2000 Denver, CO 80202	Senior Secured	September 2027	Prime + 0.70%, Floor rate 9.20%, 5.95% Exit Fee	$12,000	12,015	12,359	(15)
Vida Health, Inc. 100 Montgomery Street, Suite 750 San Francisco, CA 94104	Senior Secured	July 2026	FIXED 8.50%, PIK Interest 2.05%, 4.95% Exit Fee	$36,571	37,000	36,636	(11)(14)
WellBe Senior Medical, LLC 225 W. Washington St., Suite 1500 Chicago, IL 60606	Senior Secured	May 2029	Prime + 0.75%, Floor rate 7.75%, PIK Interest 2.65%, 6.75% Exit Fee	$20,148	20,023	19,633	(14)(15)(17)
Subtotal: Healthcare Services, Other (30.59%)*					566,787	566,384
Information Services
Checkr Group, Inc. One Montgomery Street, Suite 2400 San Francisco, CA 94104	Senior Secured	August 2028	Prime + 1.45%, Floor rate 8.00%, PIK Interest 2.00%, 2.75% Exit Fee	$48,354	48,371	50,620	(12)(14)(17)
Saama Technologies, LLC 900 East Hamilton Avenue, Suite 430 Campbell, CA 95008	Senior Secured	July 2027	Prime + 0.70%, Floor rate 8.95%, PIK Interest 2.00%, 2.95% Exit Fee	$19,679	19,591	20,300	(12)(14)(17)
Signal Media Limited 207, 211 Old St London, United Kingdom EC1V 9NR	Senior Secured	June 2025	Prime + 5.50%, Floor rate 9.00%, Cap rate 12.00%, 3.45% Exit Fee	$6,150	6,220	6,424	(5)(10)
Subtotal: Information Services (4.18%)*					74,182	77,344

As of September 30, 2024
(dollar amounts in thousands)
(unaudited)
Portfolio Company	Type of Investment	Maturity Date	Interest Rate and Floor(1)	Principal Amount	Cost(2)	Value	Footnotes
Medical Devices & Equipment
Senseonics Holdings, Inc. 20451 Seneca Meadows Parkway Germantown, MD 20876-7005	Senior Secured	September 2027	Prime + 1.40%, Floor rate 9.90%, 6.95% Exit Fee	$30,625	$30,650	$31,136	(11)
Sight Sciences, Inc. 4040 Campbell Avenue, Suite 100 Menlo Park, CA 94025	Senior Secured	July 2028	Prime + 2.35%, Floor rate 10.35%, 5.95% Exit Fee	$24,500	24,273	24,277	(17)
Subtotal: Medical Devices & Equipment (2.99%)*					54,923	55,413
Software
3GTMS, LLC 8760 Orion Pl , Suite #300 Columbus, OH 43240	Senior Secured	February 2025	3-month SOFR + 10.40%, Floor rate 11.30%	$13,042	13,013	13,013	(11)(17)(18)
	Senior Secured	February 2025	3-month SOFR + 7.25%, Floor rate 8.15%	$6,209	6,184	6,184	(17)(18)
Total 3GTMS, LLC				$19,251	19,197	19,197
Alchemer LLC 168 Centennial Parkway, Unit #250 Louisville, CO 80027	Senior Secured	May 2028	1-month SOFR + 8.14%, Floor rate 9.14%	$21,302	20,955	21,302	(13)(18)
Allvue Systems, LLC 396 Alhambra Circle, 11th Floor Coral Gables, FL 33134	Senior Secured	September 2029	3-month SOFR + 7.25%, Floor rate 8.25%	$36,410	35,612	36,651	(17)
AlphaSense, Inc. 24 Union Square East, Floor 6 New York, NY 10003	Senior Secured	June 2029	1-month SOFR + 6.25%, Floor rate 8.25%	$20,000	19,808	19,808	(17)
Annex Cloud 1750 Tysons Boulevard, Suite 1500 Mclean, VA 22102	Senior Secured	February 2027	1-month BSBY + 10.00%, Floor rate 11.00%	$11,408	11,260	11,016	(13)
Armis, Inc. 548 Market Street, Suite 97439 San Francisco, CA 94104-5401	Senior Secured	March 2028	Prime + 0.00%, Floor rate 7.50%, PIK Interest 2.00%, 2.25% Exit Fee	$50,477	50,154	50,974	(12)(14)(17)
	Senior Secured	March 2028	Prime + 1.25%, Floor rate 7.50%, PIK Interest 2.00%, 2.25% Exit Fee	$25,031	24,802	24,880	(14)(17)
Total Armis, Inc.				$75,508	74,956	75,854
Automation Anywhere, Inc. 633 River Oaks Parkway San Jose, CA 95134	Senior Secured	September 2027	Prime + 4.25%, Floor rate 9.00%, 4.50% Exit Fee	$19,600	19,587	20,354	(11)(19)
Babel Street 1818 Library Street, Suite 500 Reston, VA 20190	Senior Secured	December 2027	3-month SOFR + 8.01%, Floor rate 9.01%	$65,500	64,138	64,956	(15)(17)(18)
Behavox Limited 29 Albert Embankment, Lambeth London, United Kingdom SE1 7GR	Senior Secured	September 2027	Prime - (0.55%), Floor rate 7.45%, PIK Interest 3.00%, 4.95% Exit Fee	$7,000	6,972	6,972	(5)(10)(17)
Brain Corporation 10182 Telesis Court, Suite 100 San Diego, CA 92121	Senior Secured	September 2028	Prime + 1.35%, Floor rate 9.85%, PIK Interest 2.50%, 3.95% Exit Fee	$31,849	31,468	31,614	(13)
Catchpoint Systems, Inc. 228 Park Avenue South, PMB 28080 New York, NY 10003-1502	Senior Secured	November 2025	1-month SOFR + 9.41%, Floor rate 11.81%	$9,996	9,905	9,985	(18)

As of September 30, 2024
(dollar amounts in thousands)
(unaudited)
Portfolio Company	Type of Investment	Maturity Date	Interest Rate and Floor(1)	Principal Amount	Cost(2)	Value	Footnotes
Ceros, Inc. 40 West 25th Street, 2th Floor New York, NY 10010	Senior Secured	September 2026	3-month SOFR + 8.99%, Floor rate 9.89%	$22,762	$22,483	$22,261	(17)(18)
Constructor.io Corporation 268 Bush St., Suite 4450 San Francisco, CA 94104	Senior Secured	July 2027	1-month SOFR + 8.44%, Floor rate 9.44%	$4,688	4,608	4,687	(13)(17)(18)
Convoy, Inc. 1301 2nd Ave Seattle , WA 98101	Senior Secured	March 2026	Prime + 3.20%, Floor rate 6.45%, PIK Interest 1.95%, 4.55% Exit Fee	$31,049	30,916	—	(8)(14)(19)
Copper CRM, Inc 301 Howard St., #600 San Francisco, CA 94105	Senior Secured	March 2025	Prime + 4.50%, Floor rate 8.25%, Cap rate 10.25%, PIK Interest 1.95%, 4.50% Exit Fee	$8,669	8,954	8,954	(11)(14)
Coronet Cyber Security Ltd. 550 West Van Buren, Suite 1300 Chicago, IL 60607	Senior Secured	October 2028	Prime - (2.95%), Floor rate 3.55%, PIK Interest 5.85%	$8,500	8,348	8,348	(17)
Cutover, Inc. 41 Luke Street, Shoreditch London, United Kingdom EC2A 4DP	Senior Secured	October 2025	Prime + 5.20%, Floor rate 9.95%, 4.95% Exit Fee	$5,500	5,634	5,757	(5)(10)(12)
	Senior Secured	October 2025	Prime + 5.20%, Floor rate 9.95%, 4.95% Exit Fee	£1,250	1,597	1,774	(5)(10)
Total Cutover, Inc.					7,231	7,531
Cybermaxx Intermediate Holdings, Inc. 2115 Yeaman Place Nashville, TN 37206	Senior Secured	August 2026	6-month SOFR + 8.63%, Floor rate 9.38%, 0.58% Exit Fee	$8,207	8,120	8,071	(13)(17)(18)
	Senior Secured	August 2026	6-month SOFR + 12.36%, Floor rate 13.11%, 0.58% Exit Fee	$2,527	2,489	2,581	(13)(17)(18)
Total Cybermaxx Intermediate Holdings, Inc.				$10,734	10,609	10,652
Dashlane, Inc. 44 West 18th Street, 4th Floor New York, NY 10011	Senior Secured	December 2027	Prime + 3.05%, Floor rate 11.55%, PIK Interest 1.10%, 6.28% Exit Fee	$45,350	46,088	47,370	(11)(13)(14)(19)
Dispatch Technologies, Inc. 27 School St., 4th Floor Boston, MA 02108	Senior Secured	April 2028	3-month SOFR + 8.01%, Floor rate 8.76%	$8,792	8,643	8,533	(17)(18)
Dragos, Inc. 1745 Dorsey Road, Suite R Hanover, MD 21076	Senior Secured	July 2027	Prime + 2.00%, Floor rate 8.75%, PIK Interest 2.00%, 1.00% Exit Fee	$6,500	6,162	6,163	(17)
Dronedeploy, Inc. 548 Market St., #34583 San Francisco, CA 94104	Senior Secured	July 2026	Prime + 4.50%, Floor rate 8.75%, 4.00% Exit Fee	$9,375	9,271	9,457	(13)(17)
Earnix, Inc. 221 Crescent Street, STE 104 Waltham, MA 02453	Senior Secured	June 2029	Prime - (1.15%), Floor rate 5.35%, PIK Interest 4.45%	$18,952	18,631	18,631	(14)(17)
Elation Health, Inc. 530 Divisadero Street, Suite 872 San Francisco, CA 94117	Senior Secured	March 2026	Prime + 4.25%, Floor rate 9.00%, PIK Interest 1.95%, 3.95% Exit Fee	$12,815	12,699	13,074	(14)(17)(19)
Flight Schedule Pro, LLC 6811 Shawnee Mission Parkway, Suite 206 Overland Park, KS 66062	Senior Secured	October 2027	1-month SOFR + 7.80%, Floor rate 8.70%	$6,907	6,758	6,955	(17)(18)

As of September 30, 2024
(dollar amounts in thousands)
(unaudited)
Portfolio Company	Type of Investment	Maturity Date	Interest Rate and Floor(1)	Principal Amount	Cost(2)	Value	Footnotes
Fortified Health Security 2550 Meridian Blvd, Suite 190 Franklin, TN 37067	Senior Secured	December 2027	1-month SOFR + 7.64%, Floor rate 8.54%	$7,000	$6,873	$7,037	(11)(17)(18)
Harness, Inc. 55 Stockton Street, 8th Floor San Francisco, CA 94108	Senior Secured	March 2029	Prime - (2.25%), Floor rate 5.25%, Cap rate 6.50%, PIK Interest 6.25%, 1.00% Exit Fee	$17,849	17,650	17,887	(14)(17)(19)
iGrafx, LLC 8100 SW Nyberg Street, Suite 450 Tualatin, OR 97062	Senior Secured	May 2027	1-month SOFR + 8.61%, Floor rate 9.51%, 0.47% Exit Fee	$4,962	4,884	4,915	(18)
Ikon Science Limited 1 The Crescent, Surbiton London, United Kingdom KT6 4BN	Senior Secured	October 2024	3-month SOFR + 9.26%, Floor rate 10.00%	$5,950	5,947	5,947	(5)(10)(17)(18)
Khoros (p.k.a Lithium Technologies) 7300 Ranch Road 2222, BLDG 3 STE 150 Austin, TX 78730-3204	Senior Secured	January 2025	3-month SOFR + 4.50%, Floor rate 5.50%, PIK Interest 4.50%	$61,341	61,317	20,723	(8)(14)
Leapwork ApS Store Kongensgade 72 Copenhagen, Denmark 1264	Senior Secured	February 2026	Prime + 0.25%, Floor rate 7.00%, PIK Interest 1.95%, 2.70% Exit Fee	$3,871	3,901	3,999	(5)(10)(12)(14)(17)
LinenMaster, LLC 601 21st St, Suite 300 Vero Beach, FL 32960	Senior Secured	August 2028	1-month SOFR + 6.25%, Floor rate 7.25%, PIK Interest 2.15%	$15,342	15,090	15,495	(12)(14)(17)
Loftware, Inc. 249 Corporate Drive Portsmouth, NH 03801	Senior Secured	March 2028	3-month SOFR + 7.88%, Floor rate 8.88%	$27,206	26,696	27,646	(17)(18)
LogicSource 44 Main Street Westport, CT 06880	Senior Secured	July 2027	1-month SOFR + 8.93%, Floor rate 9.93%	$13,178	12,993	13,178	(17)(18)
LogRhythm, Inc. 385 Interlocken Crescent, Suite 1050 Broomfield, CO 80021	Senior Secured	July 2029	3-month SOFR + 7.50%, Floor rate 8.50%	$25,000	24,277	24,277	(17)
Marigold Group, Inc. (p.k.a. Campaign Monitor Limited) 11 Lea Ave Nashville, TN 37210	Senior Secured	November 2026	PIK Interest 6-month SOFR + 10.55%, Floor rate 11.55%	$37,413	36,875	31,863	(13)(14)(19)
Mobile Solutions Services 10731 E. Easter Ave Centennial, CO 80112	Senior Secured	December 2025	6-month SOFR + 9.31%, Floor rate 10.06%	$18,366	18,205	17,609	(18)
New Relic, Inc. 188 Spear Street, Suite 1000 San Francisco, CA 94105	Senior Secured	November 2030	3-month SOFR + 6.75%, Floor rate 7.75%	$20,890	20,412	20,291	(17)
Omeda Holdings, LLC 1 N. Dearborn Suite 750 Chicago, IL 60602	Senior Secured	July 2027	3-month SOFR + 8.05%, Floor rate 9.05%	$7,688	7,524	7,687	(11)(17)(18)
Pindrop Security, Inc. 1115 Howell Mill Road, Suite 700 Atlanta, GA 30318	Senior Secured	June 2029	Prime + 3.50%, Floor rate 10.00%, 2.00% Exit Fee	$31,000	30,521	30,521	(15)(17)
Reveleer 425 West Broadway, #110 Glendale, CA 91204	Senior Secured	February 2027	Prime + 0.65%, Floor rate 9.15%, PIK Interest 2.00%, 5.05% Exit Fee	$36,191	36,071	36,095	(14)(15)

As of September 30, 2024
(dollar amounts in thousands)
(unaudited)
Portfolio Company	Type of Investment	Maturity Date	Interest Rate and Floor(1)	Principal Amount	Cost(2)	Value	Footnotes
Semperis Technologies Inc. 5 Marine View Plaza, Suite 102 Hoboken, NJ 07030	Senior Secured	April 2028	Prime - (1.75%), Floor rate 6.75%, PIK Interest 3.25%	$15,124	$15,016	$15,016	(14)(17)(19)
ShadowDragon, LLC 1505 East 16th Street Cheyenne, WY 82001	Senior Secured	December 2026	3-month SOFR + 8.92%, Floor rate 9.82%	$6,000	5,909	5,977	(17)(18)
Simon Data, Inc. 483 Broadway, 2nd Floor New York, NY 10013	Senior Secured	March 2027	Prime + 1.00%, Floor rate 8.75%, PIK Interest 1.95%, 2.95% Exit Fee	$13,022	13,051	13,125	(12)(14)
Sisense Ltd. Zeev Jabotinsky St 2 Ramat Gan, Israel 5252903	Senior Secured	July 2027	Prime + 1.50%, Floor rate 9.50%, PIK Interest 1.95%, 5.95% Exit Fee	$33,894	34,126	34,298	(5)(10)(14)
Streamline Healthcare Solutions 1301 W 22nd St, Suite 305 Oak Brook, IL 60523	Senior Secured	March 2028	3-month SOFR + 7.25%, Floor rate 8.25%	$17,600	17,306	17,763	(11)(13)(17)(18)
Sumo Logic, Inc. 855 Main St., Suite 100 Redwood City, CA 94063	Senior Secured	May 2030	3-month SOFR + 6.50%, Floor rate 7.50%	$23,000	22,504	23,212	(17)
Suzy, Inc. 228 Park Avenue South New York, NY 10003-1502	Senior Secured	August 2027	Prime + 1.75%, Floor rate 10.00%, PIK Interest 1.95%, 3.45% Exit Fee	$16,264	16,071	16,605	(14)(15)(17)
ThreatConnect, Inc. 3865 Wilson Blvd., Suite 550 Arlington, VA 22203	Senior Secured	May 2026	3-month SOFR + 9.15%, Floor rate 10.00%	$10,794	10,658	10,794	(17)(18)
Tipalti Solutions Ltd. 65 Pinchas Rosen Street Tel Aviv, Israel	Senior Secured	April 2027	Prime + 0.45%, Floor rate 7.95%, PIK Interest 2.00%, 3.75% Exit Fee	$42,455	41,989	43,092	(5)(10)(14)
Zappi, Inc. Theatre House, 97 - 99 Camden High Street London, United Kingdom NW1 7JN	Senior Secured	December 2027	3-month SOFR + 8.03%, Floor rate 9.03%	$12,761	12,540	12,786	(5)(10)(13)(17)(18)
Zimperium, Inc. 4055 Valley View Dallas, TX 75244	Senior Secured	May 2027	1-month SOFR + 8.31%, Floor rate 9.31%	$14,790	14,602	14,459	(17)(18)
Subtotal: Software (53.06%)*					1,048,267	982,622
Space Technologies
Voyager Space Holdings, Inc. 1225 17th Street, Suite 1100 Denver, CO 80202	Senior Secured	July 2028	Prime + 1.25%, Floor rate 9.75%, PIK Interest 2.50%, 5.50% Exit Fee	$45,153	44,839	44,839	(14)(15)
Subtotal: Space Technologies (2.42%)*					44,839	44,839
Sustainable and Renewable Technology
Ampion, PBC 31 St. James Avenue, Suite 355 Boston, MA 02116	Senior Secured	May 2025	Prime + 4.70%, Floor rate 7.95%, PIK Interest 1.45%, 3.95% Exit Fee	$3,970	4,063	4,063	(13)(14)
Electric Hydrogen Co. 1 Strathmore Road Natick, MA 01760	Senior Secured	May 2028	Prime + 2.25%, Floor rate 10.75%, PIK Interest 1.25%, 4.89% Exit Fee	$20,069	19,514	19,610	(14)(15)(19)

As of September 30, 2024
(dollar amounts in thousands)
(unaudited)
Portfolio Company	Type of Investment	Maturity Date	Interest Rate and Floor(1)	Principal Amount	Cost(2)	Value	Footnotes
Pineapple Energy LLC 10900 Red Circle Drive Minnetonka, MN 55343	Senior Secured	June 2027	FIXED 10.00%	$1,371	$1,371	$1,347	(19)
Subtotal: Sustainable and Renewable Technology (1.35%)*					24,948	25,020
Total: Debt Investments (182.56%)*					$3,415,799	$3,380,578

As of September 30, 2024
(dollar amounts in thousands)
(unaudited)
Portfolio Company	Percentage Ownership	Type of Investment	Acquisition Date(4)	Series(3)	Shares	Cost(2)	Value	Footnotes
Equity Investments
Biotechnology Tools
Alamar Biosciences, Inc. 47071 Bayside Parkway Fremont, CA 94538	0.46%	Equity	2/21/2024	Preferred Series C	503,778	$1,500	$1,492
Subtotal: Biotechnology Tools (0.08%)*						1,500	1,492
Consumer & Business Products
Fabletics, Inc. 800 Apollo Street El Segundo, CA 90245	0.32%	Equity	4/30/2010	Common Stock	42,989	128	43
		Equity	7/16/2013	Preferred Series B	130,191	1,101	279
Total Fabletics, Inc.					173,180	1,229	322
Grove Collaborative, Inc. 1301 Sansome Street San Francisco, CA 94111	0.03%	Equity	4/30/2021	Common Stock	12,260	433	17	(4)
Savage X Holding, LLC 800 Apollo Street El Segundo, CA 90245	0.33%	Equity	4/30/2010	Class A Units	172,328	13	482
Subtotal: Consumer & Business Products (0.04%)*						1,675	821
Consumer & Business Services
Carwow LTD 2nd Floor, 10 Bressenden Place London, United Kingdom SW1E 5DH	0.56%	Equity	12/15/2021	Preferred Series D-4	214,869	1,151	647	(5)(10)
Lyft, Inc. 185 Berry Street, Suite 400 San Francisco, CA 94107	0.02%	Equity	12/26/2018	Common Stock	100,738	5,263	1,284	(4)
Nerdy Inc. 8001 Forsyth Boulevard, Suite 1050 Saint Louis, MO 63105	0.09%	Equity	9/17/2021	Common Stock	100,000	1,000	98	(4)
OfferUp, Inc. 1745 114th Avenue SE, Suite 100 Bellevue, WA 98004-6968	0.17%	Equity	10/25/2016	Preferred Series A	286,080	1,663	439

As of September 30, 2024
(dollar amounts in thousands)
(unaudited)
Portfolio Company	Percentage Ownership	Type of Investment	Acquisition Date(4)	Series(3)	Shares	Cost(2)	Value	Footnotes
		Equity	10/25/2016	Preferred Series A-1	108,710	$632	$167
Total OfferUp, Inc.					394,790	2,295	606
Oportun 2 Circle Star Way San Carlos, CA 94070	0.14%	Equity	6/28/2013	Common Stock	48,365	577	136	(4)
Reischling Press, Inc. 3325 South 116th Street, Suite 161 Seattle, WA 98168	0.01%	Equity	7/31/2020	Common Stock	3,095	40	—
Rhino Labs, Inc. 99 Wall Street New York, NY 10005	0.44%	Equity	1/24/2022	Common Stock	7,063	1,000	—
Tectura Corporation 951 Old County Road, Suite 2-317 Belmont, CA 94002	49.70%	Equity	5/23/2018	Common Stock	414,994,863	900	6	(7)
		Equity	6/6/2016	Preferred Series BB	1,000,000	—	15	(7)
		Equity	12/29/2023	Preferred Series C	3,235,298	13,263	3,772	(7)
Total Tectura Corporation					419,230,161	14,163	3,793
Worldremit Group Limited 51 Eastcheap London, United Kingdom EC3M 1DT	0.14%	Equity	6/24/2024	Preferred Series X	6,641	639	660	(5)(10)
Subtotal: Consumer & Business Services (0.39%)*						26,128	7,224
Diversified Financial Services
Gibraltar Acquisition, LLC (p.k.a. Gibraltar Business Capital, LLC) 400 Skokie Boulevard, Suite 375 Northbrook, IL 60062	100.00%	Equity	3/1/2018	Member Units	1	34,006	21,669	(7)(20)
Hercules Adviser LLC 1 North B Street, Suite 2000 San Mateo, CA 94401	100.00%	Equity	3/26/2021	Member Units	1	35	31,433	(7)(23)
Newfront Insurance Holdings, Inc. 450 Sansome Street, Suite 300 San Francisco, CA 94111	0.03%	Equity	9/30/2021	Preferred Series D-2	210,282	403	327
Subtotal: Diversified Financial Services (2.89%)*						34,444	53,429
Drug Delivery
Aytu BioScience, Inc. 7900 East Union Avenue, Suite 920 Denver, CO 80237	0.01%	Equity	3/28/2014	Common Stock	680	1,500	2	(4)
BioQ Pharma Incorporated 1325 Howard Street San Francisco, CA 94103	1.87%	Equity	12/8/2015	Preferred Series D	165,000	500	—
PDS Biotechnology Corporation 303A College Road East Princeton, NJ 08540	0.01%	Equity	4/6/2015	Common Stock	2,498	309	9	(4)

As of September 30, 2024
(dollar amounts in thousands)
(unaudited)
Portfolio Company	Percentage Ownership	Type of Investment	Acquisition Date(4)	Series(3)	Shares	Cost(2)	Value	Footnotes
Talphera, Inc. 1850 Gateway Drive, Suite 175 San Mateo, CA 94404	0.05%	Equity	12/10/2018	Common Stock	8,836	$1,329	$8	(4)
Subtotal: Drug Delivery (0.00%)*						3,638	19
Drug Discovery & Development
Akero Therapeutics, Inc. 601 Gateway Boulevard, Suite 350 South San Francisco, CA 94080	0.10%	Equity	3/8/2024	Common Stock	34,483	1,000	989	(4)(10)
Avalo Therapeutics, Inc. 540 Gaither Road, Suite 400 Rockville, MD 20850	—%	Equity	8/19/2014	Common Stock	42	1,000	—	(4)
Axsome Therapeutics, Inc. One World Trade Center, 22nd Floor New York, NY 10007	0.39%	Equity	5/9/2022	Common Stock	127,021	4,165	11,415	(4)(10)(16)
Bicycle Therapeutics PLC Portway Building, Blocks A & B Cambridge, United Kingdom CB21 6GS	0.14%	Equity	10/5/2020	Common Stock	98,100	1,871	2,220	(4)(5)(10)
BridgeBio Pharma, Inc. 3160 Porter Drive, Suite 250 Palo Alto, CA 94304	0.12%	Equity	6/21/2018	Common Stock	231,329	2,255	5,890	(4)
Cyclo Therapeutics, Inc. 6714 NW 16th Street, Suite B Gainesville, FL 32653	—%	Equity	4/6/2021	Common Stock	134	42	—	(4)(10)
Dare Biosciences, Inc. 3655 Nobel Drive, Suite 260 San Diego, CA 92122	0.01%	Equity	1/8/2015	Common Stock	1,129	1,000	4	(4)
Dynavax Technologies 2100 Powell Street, Suite 720 Emeryville, CA 94608	0.02%	Equity	7/22/2015	Common Stock	20,000	550	223	(4)(10)
Gritstone Bio, Inc. 5959 Horton Street, Suite 300 EmeryVille, CA 94608	0.37%	Equity	10/26/2022	Common Stock	442,477	1,000	257	(4)
Heron Therapeutics, Inc. 4242 Campus Point Court, Suite 200 San Diego, CA 92121	0.40%	Equity	7/25/2023	Common Stock	364,963	500	726	(4)
Hibercell, Inc. 619 West 54th St., 8th Fl. New York, NY 10019	0.81%	Equity	5/7/2021	Preferred Series B	3,466,840	4,250	253	(15)
HilleVax, Inc. 321 Harrison Avenue, 5th floor Boston, MA 02118	0.49%	Equity	5/3/2022	Common Stock	235,295	4,000	414	(4)
Kura Oncology, Inc. 12730 High Bluff Drive, Suite 400 San Diego, CA 92130	0.08%	Equity	6/16/2023	Common Stock	47,826	550	935	(4)(10)
Madrigal Pharmaceutical, Inc. 200 Barr Harbor Drive, Suite 200 West Conshohocken, PA 19428	0.08%	Equity	9/29/2023	Common Stock	5,100	773	1,082	(4)(10)

As of September 30, 2024
(dollar amounts in thousands)
(unaudited)
Portfolio Company	Percentage Ownership	Type of Investment	Acquisition Date(4)	Series(3)	Shares	Cost(2)	Value	Footnotes
NorthSea Therapeutics Paasheuvelweg 25-C6 Amsterdam, Netherlands 1105 BP	0.94%	Equity	12/15/2021	Preferred Series C	983	2,000	1,334	(5)(10)
Phathom Pharmaceuticals, Inc. 100 Campus Drive, Suite 102 Florham Park, NJ 07932	0.36%	Equity	6/9/2023	Common Stock	147,233	1,730	2,662	(4)(10)(16)
Rocket Pharmaceuticals, Ltd. 9 Cedarbrook Drive Cranbury, NJ 08512	—%	Equity	8/22/2007	Common Stock	944	1,500	18	(4)
Savara, Inc. 1717 Langhorne Newtown Road, Suite 300 Langhorne, PA 19047	0.01%	Equity	8/11/2015	Common Stock	11,119	203	47	(4)
Tarsus Pharmaceuticals, Inc. 15440 Laguna Canyon Road, Suite 160 Irvine, CA 92618	0.20%	Equity	5/5/2022	Common Stock	77,778	1,050	2,558	(4)(10)
uniQure B.V. Paasheuvelweg 25a Amsterdam, Netherlands 1105 BP	0.04%	Equity	1/31/2019	Common Stock	17,175	332	85	(4)(5)(10)
Valo Health, LLC 399 Boylston Street Boston, MA 02116	0.08%	Equity	12/11/2020	Preferred Series B	510,308	3,000	2,126
		Equity	10/31/2022	Preferred Series C	170,102	1,000	1,029
Total Valo Health, LLC					680,410	4,000	3,155
Verge Analytics, Inc. 131 Oyster Point Blvd, Suite 300 South San Francisco, CA 94080	0.39%	Equity	9/6/2023	Preferred Series C	208,588	1,500	1,488
Viridian Therapeutics, Inc. 221 Crescent Street, Suite 401 Waltham, MA 02453	0.05%	Equity	11/6/2023	Common Stock	32,310	400	735	(4)(10)
X4 Pharmaceuticals, Inc. 61 North Beacon Street, 4th Floor Boston, MA 02134	1.76%	Equity	11/26/2019	Common Stock	1,566,064	2,945	1,048	(4)
Subtotal: Drug Discovery & Development (2.03%)*						38,616	37,538
Electronics & Computer Hardware
Locus Robotics Corp. 301 Ballardvale Street Wilmington, MA 01887	0.05%	Equity	11/17/2022	Preferred Series F	15,116	650	277
Skydio, Inc. 3000 Clearview Way, Building E San Mateo, CA 94402	0.21%	Equity	3/8/2022	Preferred Series E	248,900	1,500	566
Subtotal: Electronics & Computer Hardware (0.05%)*						2,150	843
Healthcare Services, Other
23andMe, Inc. 349 Oyster Point Boulevard South San Francisco, CA 94080	0.16%	Equity	3/11/2019	Common Stock	825,732	5,094	287	(4)

As of September 30, 2024
(dollar amounts in thousands)
(unaudited)
Portfolio Company	Percentage Ownership	Type of Investment	Acquisition Date(4)	Series(3)	Shares	Cost(2)	Value	Footnotes
Carbon Health Technologies, Inc. 2100 Franklin Street , Suite 355 Oakland, CA 94612	0.10%	Equity	3/30/2021	Preferred Series C	217,880	$1,687	$6
Click Therapeutics, Inc. 80 White Street, 3rd Floor New York, NY 10013	0.81%	Equity	5/20/2024	Common Stock	560,000	1,662	1,800	(15)
Curana Health Holdings, LLC 8911 North Capital of Texas Highway, Building 1 Austin, TX 78759	0.32%	Equity	5/13/2024	Common Units	1,114,380	2,500	2,837
WellBe Senior Medical, LLC 225 W. Washington St., Suite 1500 Chicago, IL 60606	0.32%	Equity	6/10/2024	Common Units	181,163	1,600	1,720
Subtotal: Healthcare Services, Other (0.36%)*						12,543	6,650
Information Services
Yipit, LLC 22 West 19th Street, 7th Floor New York, NY 10011-4204	0.23%	Equity	12/30/2021	Preferred Series E	41,021	3,825	3,907
Subtotal: Information Services (0.21%)*						3,825	3,907
Manufacturing Technology
Xometry, Inc. 6116 Executive Boulevard, Suite 800 North Bethesda, MD 20852	0.11%	Equity	5/9/2018	Common Stock	52,126	47	958	(4)
Subtotal: Manufacturing Technology (0.05%)*						47	958
Medical Devices & Equipment
Coronado Aesthetics, LLC 11111 Santa Monica Boulevard, Suite 2250 Los Angeles, CA 76092	59.84%	Equity	10/15/2021	Common Units	180,000	—	1	(7)
		Equity	10/15/2021	Preferred Series A-2	5,000,000	250	318	(7)
Total Coronado Aesthetics, LLC					5,180,000	250	319
Subtotal: Medical Devices & Equipment (0.02%)*						250	319
Semiconductors
Achronix Semiconductor Corporation 2903 Bunker Hill Lane, Suite 200 Santa Clara, CA 95054	0.30%	Equity	7/1/2011	Preferred Series C	277,995	160	194
Subtotal: Semiconductors (0.01%)*						160	194
Software
3GTMS, LLC 8760 Orion Pl , Suite #300 Columbus, OH 43240	0.89%	Equity	8/9/2021	Common Stock	1,000,000	1,000	745
Black Crow AI, Inc. affiliates 447 Broadway, 2nd Floor New York, NY 10013	—%	Equity	3/24/2021	Preferred Note	3	2,406	2,406	(21)
CapLinked, Inc. 3770 Highland Ave, Suite 101 Manhattan Beach, CA 90266	0.32%	Equity	10/26/2012	Preferred Series A-3	53,614	51	—

As of September 30, 2024
(dollar amounts in thousands)
(unaudited)
Portfolio Company	Percentage Ownership	Type of Investment	Acquisition Date(4)	Series(3)	Shares	Cost(2)	Value	Footnotes
Contentful Global, Inc. Max-Urich-Straße 3 Berlin, Germany 13355	0.17%	Equity	12/22/2020	Preferred Series C	41,000	$138	$323	(5)(10)
		Equity	11/20/2018	Preferred Series D	108,500	500	895	(5)(10)
Total Contentful Global, Inc.					149,500	638	1,218
DNAnexus, Inc. 1975 West El Camino Real, Suite 204 Mountain View, CA 94040	0.01%	Equity	3/21/2014	Preferred Series C	51,948	97	5
Docker, Inc. 3790 El Camino Real, Suite 1052 Palo Alto, CA 94306	0.03%	Equity	11/29/2018	Common Stock	20,000	4,284	210
Druva Holdings, Inc. 800 W. California Avenue, Suite 100 Sunnyvale, CA 94086	0.26%	Equity	10/22/2015	Preferred Series 2	458,841	1,000	2,617
		Equity	8/24/2017	Preferred Series 3	93,620	300	560
Total Druva Holdings, Inc.					552,461	1,300	3,177
HighRoads, Inc. 70 Blanchard Road, Suite 403 Burlington, MA 01803	—%	Equity	1/18/2013	Common Stock	190	307	—
Leapwork ApS Store Kongensgade 72 Copenhagen, Denmark 1264	0.14%	Equity	8/25/2023	Preferred Series B2	183,073	250	155	(5)(10)
Lightbend, Inc. 580 California, #1231 San Francisco, CA 94104	0.18%	Equity	12/4/2020	Common Stock	38,461	265	25
Nextdoor.com, Inc. 420 Taylor Street San Francisco, CA 94102	0.27%	Equity	8/1/2018	Common Stock	1,019,255	4,854	2,528	(4)
Palantir Technologies 1200 17th Street, Floor 15 Denver, CO 80202	0.01%	Equity	9/23/2020	Common Stock	300,000	1,834	11,160	(4)
SingleStore, Inc. 388 Market Street, Suite 860 San Francisco, CA 94111	0.46%	Equity	11/25/2020	Preferred Series E	580,983	2,000	1,842
		Equity	8/12/2021	Preferred Series F	52,956	280	207
Total SingleStore, Inc.					633,939	2,280	2,049
Sirion Labs, Inc. 160 Robinson Road, #03-12 Singapore, Singapore 068914	0.19%	Equity	6/30/2024	Preferred Series F1	152,250	1,791	1,999	(5)(10)
Verana Health, Inc. 600 Harrison Street, #250 San Francisco, CA 94107	0.34%	Equity	7/8/2021	Preferred Series E	952,562	2,000	318
Subtotal: Software (1.40%)*						23,357	25,995
Space Technologies

As of September 30, 2024
(dollar amounts in thousands)
(unaudited)
Portfolio Company	Percentage Ownership	Type of Investment	Acquisition Date(4)	Series(3)	Shares	Cost(2)	Value	Footnotes
Planet Labs, Inc. 645 Harrison Street, Floor 4 San Francisco, CA 94107	0.19%	Equity	6/21/2019	Common Stock	547,880	$615	$1,222	(4)
Subtotal: Space Technologies (0.07%)*						615	1,222
Sustainable and Renewable Technology
Impossible Foods, Inc. 400 Saginaw Drive Redwood City, CA 94063	0.07%	Equity	5/10/2019	Preferred Series E-1	188,611	2,000	112
Modumetal, Inc. 20124 Broadway Ave, Building A Snohomish, WA 98296	—%	Equity	6/1/2015	Common Stock	1,035	500	—
NantEnergy, LLC 8455 North 90th Street, Suite 4 Scottsdale, AZ 85258	—%	Equity	8/31/2013	Common Units	59,665	102	—
Pineapple Energy LLC 10900 Red Circle Drive Minnetonka, MN 55343	0.23%	Equity	12/10/2020	Common Stock	20,299	3,153	3	(4)
Pivot Bio, Inc. 2910 Seventh Street Berkeley, CA 94710	0.27%	Equity	6/28/2021	Preferred Series D	593,080	4,500	2,309
Subtotal: Sustainable and Renewable Technology (0.13%)*						10,255	2,424
Total: Equity Investments (7.72%)*						$159,203	$143,035

Warrant Investments
Biotechnology Tools
Alamar Biosciences, Inc. 47071 Bayside Parkway Fremont, CA 94538	0.46%	Warrant	6/21/2022	Preferred Series C	75,567	$36	$124
PathAI, Inc. 1325 Boylston Street, Suite 10000 Boston, MA 02215	0.16%	Warrant	12/23/2022	Common Stock	53,418	460	95	(12)
Subtotal: Biotechnology Tools (0.01%)*						496	219
Communications & Networking
Aryaka Networks, Inc. 3945 Freedom Circle, Suite 1100 Santa Clara, CA 95054	0.12%	Warrant	6/28/2022	Common Stock	229,611	123	92	(12)
Subtotal: Communications & Networking (0.00%)*						123	92
Consumer & Business Products
Gadget Guard, LLC 709 North 400 West, Suite 3 North Salt Lake, UT 84054	1.06%	Warrant	6/3/2014	Common Stock	1,662,441	228	—

As of September 30, 2024
(dollar amounts in thousands)
(unaudited)
Portfolio Company	Percentage Ownership	Type of Investment	Acquisition Date(4)	Series(3)	Shares	Cost(2)	Value	Footnotes
Whoop, Inc. One Kenmore Square , #601 Boston, MA 02215	0.09%	Warrant	6/27/2018	Preferred Series C	686,270	$17	$464
Subtotal: Consumer & Business Products (0.03%)*						245	464
Consumer & Business Services
Carwow LTD 2nd Floor, 10 Bressenden Place London, United Kingdom SW1E 5DH	0.56%	Warrant	12/14/2021	Common Stock	174,163	164	54	(5)(10)
		Warrant	2/13/2024	Preferred Series D-4	109,257	20	11	(5)(10)
Total Carwow LTD					283,420	184	65
Houzz, Inc. 285 Hamilton Avenue, 4th Floor Palo Alto, CA 94301	0.13%	Warrant	10/29/2019	Common Stock	529,661	20	—
Landing Holdings Inc. 535 Mission Street, Suite 2310 San Francisco, CA 94105	0.05%	Warrant	3/12/2021	Common Stock	11,806	116	140	(15)
Lendio, Inc. 4100 Chapel Ridge Road, Suite 500 Lehi, UT 84043	0.06%	Warrant	3/29/2019	Preferred Series D	127,032	39	22
Plentific Ltd Third Floor Yarnwicke, 119-121 Cannon Street London, United Kingdom EC4N 5AT	0.10%	Warrant	10/3/2023	Ordinary Shares	27,298	60	38	(5)(10)
Provi 1 North Dearborn, Suite 700 Chicago, IL 60602	0.23%	Warrant	12/22/2022	Common Stock	117,042	166	65	(15)
Rhino Labs, Inc. 99 Wall Street New York, NY 10005	0.44%	Warrant	3/12/2021	Common Stock	13,106	470	—	(15)
SeatGeek, Inc. 902 Broadway, 10th Floor New York, NY 10010	0.54%	Warrant	6/12/2019	Common Stock	1,379,761	842	4,464	(16)
Skyword, Inc. 33 Arch Street Boston, MA 02110	1.49%	Warrant	11/14/2022	Common Stock	1,607,143	57	13
		Warrant	8/23/2019	Preferred Series B	444,444	83	1
Total Skyword, Inc.					2,051,587	140	14
Snagajob.com, Inc. 4851 Lake Brook Drive Glen Allen, VA 23060	1.40%	Warrant	4/20/2020	Common Stock	600,000	16	—
		Warrant	6/30/2016	Preferred Series A	1,800,000	782	—
		Warrant	8/1/2018	Preferred Series B	1,211,537	62	—
Total Snagajob.com, Inc.					3,611,537	860	—
Thumbtack, Inc. 415 Natoma Street, Suite 1300 San Francisco, CA 94103	0.13%	Warrant	5/1/2018	Common Stock	343,497	985	741

As of September 30, 2024
(dollar amounts in thousands)
(unaudited)
Portfolio Company	Percentage Ownership	Type of Investment	Acquisition Date(4)	Series(3)	Shares	Cost(2)	Value	Footnotes
Veem, Inc. 1160 Battery St. East, Suite 100 San Francisco, CA 94111	0.21%	Warrant	3/31/2022	Common Stock	98,428	$126	$9	(12)
Worldremit Group Limited 51 Eastcheap London, United Kingdom EC3M 1DT	0.14%	Warrant	2/11/2021	Preferred Series D	77,215	129	69	(5)(10)(12)
		Warrant	8/27/2021	Preferred Series E	1,868	26		(5)(10)
Total Worldremit Group Limited					79,083	155	69
Subtotal: Consumer & Business Services (0.30%)*						4,163	5,627
Diversified Financial Services
Next Insurance, Inc. 975 California Avenue Palo Alto, CA 94304	0.11%	Warrant	2/3/2023	Common Stock	522,930	214	498
Subtotal: Diversified Financial Services (0.03%)*						214	498
Drug Delivery
BioQ Pharma Incorporated 1325 Howard Street San Francisco, CA 94103	1.87%	Warrant	10/27/2014	Common Stock	459,183	1	—
Subtotal: Drug Delivery (0.00%)*						1	—
Drug Discovery & Development
Akero Therapeutics, Inc. 601 Gateway Boulevard, Suite 350 South San Francisco, CA 94080	0.10%	Warrant	6/15/2022	Common Stock	32,128	330	547	(4)(10)
AmplifyBio, LLC 1425 Plain City-Gerogesville Road, Building JM-10, West Jefferson, OH, 43162	0.24%	Warrant	12/27/2022	Class A Units	69,239	238	172	(15)
Axsome Therapeutics, Inc. One World Trade Center, 22nd Floor New York, NY 10007	0.39%	Warrant	9/25/2020	Common Stock	61,004	1,290	1,813	(4)(10)(12)(16)
Bluebird Bio, Inc. 455 Grand Union Boulevard Somerville, MA 02145	1.15%	Warrant	3/15/2024	Common Stock	2,224,137	1,744	514	(4)
Cellarity, Inc. 101 South Street, 6th Floor Somerville, MA 02143	0.11%	Warrant	12/8/2021	Preferred Series B	100,000	287	64	(15)
Century Therapeutics, Inc. 25 North 38th Street, 11th Floor Philadelphia, PA 19104	0.02%	Warrant	9/14/2020	Common Stock	16,112	37	—	(4)
Compass Pathways plc 33 Broadwick Street London, United Kingdom W1F 0DQ	0.11%	Warrant	6/30/2023	Ordinary Shares	75,376	278	136	(4)(5)(10)
Curevo, Inc. 18911 North Creek Pkwy, Suite 150 Bothell, WA 98011	0.18%	Warrant	6/9/2023	Common Stock	95,221	233	149	(15)

As of September 30, 2024
(dollar amounts in thousands)
(unaudited)
Portfolio Company	Percentage Ownership	Type of Investment	Acquisition Date(4)	Series(3)	Shares	Cost(2)	Value	Footnotes
Dermavant Sciences Ltd. 3780 Kilroy Airport Way Long Beach, CA 90806	0.05%	Warrant	5/31/2019	Common Stock	223,642	$101	$—	(5)(10)
enGene, Inc. 7171 Rue Frederick Banting Saint-Laurent, Canada H4S 1Z9	0.10%	Warrant	12/22/2023	Common Stock	43,689	118	105	(4)(5)(10)
Fresh Tracks Therapeutics, Inc. 2000 Central Avenue, Suite 100 Boulder, CO 80301	—%	Warrant	2/18/2016	Common Stock	201	119	—	(4)
Heron Therapeutics, Inc. 4242 Campus Point Court, Suite 200 San Diego, CA 92121	0.40%	Warrant	8/9/2023	Common Stock	238,095	228	233	(4)(15)
Kineta, Inc. 219 Terry Ave. N, Suite 300 Seattle, WA 98109	0.02%	Warrant	12/20/2019	Common Stock	2,202	110	—	(4)
Kura Oncology, Inc. 12730 High Bluff Drive, Suite 400 San Diego, CA 92130	0.08%	Warrant	11/2/2022	Common Stock	14,342	88	92	(4)(10)(15)
Madrigal Pharmaceutical, Inc. 200 Barr Harbor Drive, Suite 200 West Conshohocken, PA 19428	0.08%	Warrant	5/9/2022	Common Stock	13,229	570	1,539	(4)(10)
Phathom Pharmaceuticals, Inc. 100 Campus Drive, Suite 102 Florham Park, NJ 07932	0.36%	Warrant	9/17/2021	Common Stock	64,687	848	128	(4)(10)(12)(15)(16)
Redshift Bioanalytics, Inc. 80 Central Street Boxborough, MA 01719	0.14%	Warrant	3/23/2022	Preferred Series E	475,510	20	23	(15)
Scynexis, Inc. 1 Evertrust Plaza, 13th Floor Jersey City, NJ 07302-6548	0.28%	Warrant	5/14/2021	Common Stock	106,035	296	4	(4)
SynOx Therapeutics Limited 3 Dublin Landings, North Wall Quay, Dublin 1 Dublin, Ireland D01 C4E0	0.15%	Warrant	4/18/2024	Preferred Series B	251,195	83	83	(5)(10)
TG Therapeutics, Inc. 3020 Carrington Mill Blvd., Suite 475 Morrisville, NC 27560	0.18%	Warrant	2/28/2019	Common Stock	264,226	1,284	3,514	(4)(10)
Valo Health, LLC 399 Boylston Street Boston, MA 02116	0.08%	Warrant	6/15/2020	Common Units	102,216	256	102
X4 Pharmaceuticals, Inc. 61 North Beacon Street, 4th Floor Boston, MA 02134	1.76%	Warrant	3/18/2019	Common Stock	1,392,787	510	137	(4)
Subtotal: Drug Discovery & Development (0.51%)*						9,068	9,355
Electronics & Computer Hardware
908 Devices, Inc. 645 Summer Street Boston, MA 02210	0.14%	Warrant	3/15/2017	Common Stock	49,078	101	9	(4)

As of September 30, 2024
(dollar amounts in thousands)
(unaudited)
Portfolio Company	Percentage Ownership	Type of Investment	Acquisition Date(4)	Series(3)	Shares	Cost(2)	Value	Footnotes
Locus Robotics Corp. 301 Ballardvale Street Wilmington, MA 01887	0.05%	Warrant	6/21/2022	Common Stock	8,503	$34	$51
Skydio, Inc. 3000 Clearview Way, Building E San Mateo, CA 94402	0.21%	Warrant	11/8/2021	Common Stock	622,255	557	244
Subtotal: Electronics & Computer Hardware (0.02%)*						692	304
Healthcare Services, Other
Curana Health Holdings, LLC 8911 North Capital of Texas Highway, Building 1 Austin, TX 78759	0.32%	Warrant	1/4/2024	Common Units	447,410	156	562
Modern Life, Inc. 650 California Street, Floor 7 San Francisco, CA 94108	0.17%	Warrant	3/30/2023	Common Stock	52,665	210	113
NeueHealth, Inc. 9250 NW 36th St, Suite 420 Doral, FL 33178	2.25%	Warrant	6/21/2024	Common Stock	185,625	716	726	(4)(12)
Recover Together, Inc. 3 Burlington Woods Dr, Suite 301 Burlington, MA 01803	0.40%	Warrant	7/3/2023	Common Stock	194,830	382	193
Strive Health Holdings, LLC 1600 Stout Street, Suite 2000 Denver, CO 80202	0.03%	Warrant	9/28/2023	Common Units	51,760	83	121	(15)
Vida Health, Inc. 100 Montgomery Street, Suite 750 San Francisco, CA 94104	0.17%	Warrant	3/28/2022	Preferred Series E	192,431	121	1
Subtotal: Healthcare Services, Other (0.09%)*						1,668	1,716
Information Services
INMOBI Inc. Embassy Tech Square, 6, 7, 8th Floor, Block Delta B Block, Bengaluru, India 560103	0.38%	Warrant	11/19/2014	Common Stock	149,165	82	—	(5)(10)
NetBase Quid, Inc. (p.k.a NetBase Solutions) 3960 Freedom Circle Santa Clara, CA 95054	0.02%	Warrant	8/22/2017	Preferred Series 1	60,000	356	—
Signal Media Limited 207, 211 Old St London, United Kingdom EC1V 9NR	0.10%	Warrant	6/29/2022	Common Stock	129,638	57	15	(5)(10)
Subtotal: Information Services (0.00%)*						495	15
Manufacturing Technology
Bright Machines, Inc. 2445 16th St San Francisco, CA 94103	0.24%	Warrant	3/31/2022	Common Stock	392,308	537	1,006
MacroFab, Inc. 2000 West Governors Circle, Suite F Houston, TX 77092	1.14%	Warrant	3/23/2022	Common Stock	1,111,111	528	132
Subtotal: Manufacturing Technology (0.06%)*						1,065	1,138

As of September 30, 2024
(dollar amounts in thousands)
(unaudited)
Portfolio Company	Percentage Ownership	Type of Investment	Acquisition Date(4)	Series(3)	Shares	Cost(2)	Value	Footnotes
Media/Content/Info
Fever Labs, Inc. 76 Greene St, 4th Fl New York, NY 10012	0.07%	Warrant	12/30/2022	Preferred Series E-1	369,370	$67	55
Subtotal: Media/Content/Info (0.00%)*						67	55
Medical Devices & Equipment
Outset Medical, Inc. 3052 Orchard Drive San Jose, CA 95134	0.12%	Warrant	9/27/2013	Common Stock	62,794	401	2	(4)
Senseonics Holdings, Inc. 20451 Seneca Meadows Parkway Germantown, MD 20876-7005	0.19%	Warrant	9/8/2023	Common Stock	1,032,718	277	88	(4)
Sight Sciences, Inc. 4040 Campbell Avenue, Suite 100 Menlo Park, CA 94025	0.19%	Warrant	1/22/2024	Common Stock	94,980	327	331	(4)
Tela Bio, Inc. 1 Great Valley Parkway, Suite 24 Malvern, PA 19355	0.06%	Warrant	3/31/2017	Common Stock	15,712	61	—	(4)
Subtotal: Medical Devices & Equipment (0.02%)*						1,066	421
Semiconductors
Achronix Semiconductor Corporation 2903 Bunker Hill Lane, Suite 200 Santa Clara, CA 95054	0.30%	Warrant	6/26/2015	Preferred Series D-2	750,000	99	461
Subtotal: Semiconductors (0.02%)*						99	461
Software
Aria Systems, Inc. 575 Market Street, 4th Floor San Francisco, CA 94105	0.11%	Warrant	5/22/2015	Preferred Series G	231,535	74	—
Automation Anywhere, Inc. 633 River Oaks Parkway San Jose, CA 95134	0.06%	Warrant	9/23/2022	Common Stock	254,778	449	338
Bitsight Technologies, Inc. 111 Huntington Ave, Suite 400 Boston, MA 02199	0.10%	Warrant	11/18/2020	Common Stock	29,691	284	417
Brain Corporation 10182 Telesis Court, Suite 100 San Diego, CA 92121	0.36%	Warrant	10/4/2021	Common Stock	435,396	215	90
CloudBolt Software, Inc. 12345 Parklawn Dr, Suite 200 Rockville, MD 20852	0.27%	Warrant	9/30/2020	Common Stock	211,342	117	—
Cloudian, Inc. 63 Bovet Road, Suite 400 San Mateo, CA 94402	0.18%	Warrant	11/6/2018	Common Stock	477,454	71	—
Cloudpay, Inc. Kingsgate House, Newbury Road Andover, United Kingdom SP10 4DU	0.30%	Warrant	4/10/2018	Preferred Series B	6,763	54	665	(5)(10)

As of September 30, 2024
(dollar amounts in thousands)
(unaudited)
Portfolio Company	Percentage Ownership	Type of Investment	Acquisition Date(4)	Series(3)	Shares	Cost(2)	Value	Footnotes
Coronet Cyber Security Ltd. 550 West Van Buren, Suite 1300 Chicago, IL 60607	0.09%	Warrant	9/26/2024	Ordinary Shares	39,183	$254	$254
Couchbase, Inc. 3250 Olcott Street Santa Clara, CA 95054	0.21%	Warrant	4/25/2019	Common Stock	105,350	462	728	(4)
Cutover, Inc. 41 Luke Street, Shoreditch London, United Kingdom EC2A 4DP	0.11%	Warrant	9/21/2022	Common Stock	102,898	26	44	(5)(10)(12)
Dashlane, Inc. 44 West 18th Street, 4th Floor New York, NY 10011	0.66%	Warrant	3/11/2019	Common Stock	770,838	461	1,077
Demandbase, Inc. 680 Folsom, Suite 400 San Francisco, CA 94107	0.21%	Warrant	8/2/2021	Common Stock	727,047	545	135
Dragos, Inc. 1745 Dorsey Road, Suite R Hanover, MD 21076	0.13%	Warrant	6/28/2023	Common Stock	57,528	1,576	867
Dronedeploy, Inc. 548 Market St., #34583 San Francisco, CA 94104	0.15%	Warrant	6/30/2022	Common Stock	95,911	278	295
Earnix, Inc. 221 Crescent Street, STE 104 Waltham, MA 02453	0.12%	Warrant	6/6/2024	Common Stock	20,762	220	295
Elation Health, Inc. 530 Divisadero Street, Suite 872 San Francisco, CA 94117	0.30%	Warrant	9/12/2022	Common Stock	362,837	583	226
First Insight, Inc. 2000 Ericsson Drive, Suite 200 Warrendale, PA 15086-6507	0.37%	Warrant	5/10/2018	Preferred Series B	75,917	96	24
Fulfil Solutions, Inc. 901 Shasta Street Redwood City, CA 94063	0.19%	Warrant	7/29/2022	Common Stock	84,995	325	255
Harness, Inc. 55 Stockton Street, 8th Floor San Francisco, CA 94108	0.12%	Warrant	3/12/2024	Common Stock	193,618	534	554
Kore.ai, Inc. 7380 West Sand Lake Road, Suite 390 Orlando, FL 32819	0.13%	Warrant	3/31/2023	Preferred Series C	64,293	208	196
Leapwork ApS Store Kongensgade 72 Copenhagen, Denmark 1264	0.14%	Warrant	1/23/2023	Common Stock	39,948	16	22	(5)(10)(12)
Lightbend, Inc. 580 California, #1231 San Francisco, CA 94104	0.18%	Warrant	2/14/2018	Preferred Series LB-2	86,984	131	24
Mixpanel, Inc. One Front Street, 28th Floor San Francisco, CA 94111	0.19%	Warrant	9/30/2020	Common Stock	82,362	252	231

As of September 30, 2024
(dollar amounts in thousands)
(unaudited)
Portfolio Company	Percentage Ownership	Type of Investment	Acquisition Date(4)	Series(3)	Shares	Cost(2)	Value	Footnotes
Pindrop Security, Inc. 1115 Howell Mill Road, Suite 700 Atlanta, GA 30318	0.20%	Warrant	6/26/2024	Common Stock	134,542	$494	$427	(15)
Reltio, Inc. 100 Marine Parkway, Suite 275 Redwood Shores, CA 94065	0.09%	Warrant	6/30/2020	Common Stock	69,120	215	595
Semperis Technologies Inc. 5 Marine View Plaza, Suite 102 Hoboken, NJ 07030	0.08%	Warrant	4/23/2024	Common Stock	72,122	115	161
Simon Data, Inc. 483 Broadway, 2nd Floor New York, NY 10013	0.20%	Warrant	3/22/2023	Common Stock	77,934	96	63	(12)
SingleStore, Inc. 388 Market Street, Suite 860 San Francisco, CA 94111	0.46%	Warrant	4/28/2020	Preferred Series D	312,596	103	430
Sisense Ltd. Zeev Jabotinsky St 2 Ramat Gan, Israel 5252903	0.15%	Warrant	6/8/2023	Ordinary Shares	321,956	174	54	(5)(10)
Suzy, Inc. 228 Park Avenue South New York, NY 10003-1502	0.24%	Warrant	8/24/2023	Common Stock	292,936	367	230	(15)
Tipalti Solutions Ltd. 65 Pinchas Rosen Street Tel Aviv, Israel	0.11%	Warrant	3/22/2023	Ordinary Shares	509,753	359	323	(5)(10)
VideoAmp, Inc. 2229 South Carmelina Avenue Los Angeles, CA 90064	0.17%	Warrant	1/21/2022	Common Stock	152,048	1,275	203	(15)
Subtotal: Software (0.50%)*						10,429	9,223
Space Technologies
Capella Space Corp. 438 Shotwell Street San Francisco, CA 94110	0.12%	Warrant	10/21/2021	Common Stock	176,200	207	21	(15)
Subtotal: Space Technologies (0.00%)*						207	21
Sustainable and Renewable Technology
Ampion, PBC 31 St. James Avenue, Suite 355 Boston, MA 02116	0.22%	Warrant	4/15/2022	Common Stock	18,472	52	51
Electric Hydrogen Co. 1 Strathmore Road Natick, MA 01760	0.14%	Warrant	3/27/2024	Common Stock	246,618	507	363	(15)
Halio, Inc. 3955 Trust Way Hayward, CA 94545	0.11%	Warrant	4/7/2015	Common Stock	144,914	63	—
Subtotal: Sustainable and Renewable Technology (0.02%)*						622	414
Total: Warrant Investments (1.62%)*						$30,720	$30,023
Total Investments in Securities (191.90%)*						$3,605,722	$3,553,636

As of September 30, 2024
(dollar amounts in thousands)
(unaudited)
Portfolio Company	Percentage Ownership	Type of Investment	Acquisition Date(4)	Series(3)	Shares	Cost(2)	Value	Footnotes
Investment Funds & Vehicles Investments
Drug Discovery & Development
Forbion Growth Opportunities Fund I C.V. Gooimeer 2 35 Naarden, Netherlands 1411DC	1.48%	Investment Funds & Vehicles	11/16/2020			$2,847	$5,123	(5)(10)(17)
Forbion Growth Opportunities Fund II C.V. Gooimeer 2 35 Naarden, Netherlands 1411DC	0.62%	Investment Funds & Vehicles	6/23/2022			1,036	1,358	(5)(10)(17)
Subtotal: Drug Discovery & Development (0.35%)*						3,883	6,481
Software
Liberty Zim Co-Invest L.P. 2099 Pennsylvania Avenue NW Washington, DC 20006	0.47%	Investment Funds & Vehicles	7/21/2022			381	396	(5)(10)
Subtotal: Software (0.02%)*						381	396
Total: Investment Funds & Vehicles Investments (0.37%)*						$4,264	$6,877
Total Investments (192.27%)*						$3,609,986	$3,560,513
*Value as a percent of net assets. All amounts are stated in U.S. Dollars unless otherwise noted. The Company uses the Standard Industrial Code for classifying the industry grouping of its portfolio companies.
(1)Prime represents 8.00% as of September 30, 2024. 1-month SOFR, 3-month SOFR and 6-month SOFR represent 4.85%, 4.59%, and 4.25%, respectively, as of September 30, 2024.
(2)Gross unrealized appreciation, gross unrealized depreciation, and net unrealized depreciation for federal income tax purposes totaled $121.3 million, $169.9 million and $48.6 million, respectively. The tax cost of investments is $3.6 billion.
(3)Preferred and common stock, warrants, and equity interest are generally non-income producing.
(4)Except for warrants in 22 publicly traded companies and common stock in 33 publicly traded companies, all investments are restricted as of September 30, 2024 and were valued at fair value using Level 3 significant unobservable inputs as determined in good faith by the Company’s valuation committee (the “Valuation Committee”) and approved by the board of directors (the “Board”).
(5)Non-U.S. company or the company’s principal place of business is outside the United States.
(6)Denotes that all or a portion of the investment in this portfolio company is held by Hercules SBIC V, L.P., the Company’s wholly owned small business investment company.
(7)Control investment as defined under the 1940 Act in which Hercules owns at least 25% of the company’s voting securities or has greater than 50% representation on its board.
(8)Debt is on non-accrual status as of September 30, 2024, and is therefore considered non-income producing.
(9)Denotes that all or a portion of the debt investment is convertible debt.
(10)Indicates assets that the Company deems not “qualifying assets” under section 55(a) of 1940 Act. Qualifying assets must represent at least 70% of the Company’s total assets at the time of acquisition of any additional non-qualifying assets.
(11)Denotes that all or a portion of the debt investment is pledged as collateral under the SMBC Facility (as defined in “Note 5 — Debt”).
(12)Denotes that all or a portion of the investment is pledged as collateral under the MUFG Bank Facility (as defined in “Note 5 — Debt”).
(13)Denotes that all or a portion of the debt investment secures the 2031 Asset-Backed Notes (as defined in “Note 5 — Debt”).
(14)Denotes that all or a portion of the debt investment principal includes accumulated PIK interest and is net of repayments.
(15)Denotes that all or a portion of the investment in this portfolio company is held by Hercules Capital IV, L.P., the Company’s wholly owned small business investment company.
(16)Denotes that the fair value of the Company’s total investments in this portfolio company represent greater than 5% of the Company’s total net assets as of September 30, 2024.
(17)Denotes that there is an unfunded contractual commitment available at the request of this portfolio company as of September 30, 2024 (Refer to “Note 11 - Commitments and Contingencies”).
(18)Denotes unitranche debt with first lien “last-out” senior secured position and security interest in all assets of the portfolio company whereby the “last-out” portion will be subordinated to the “first-out” portion in a liquidation, sale or other disposition.
(19)Denotes second lien senior secured debt.
(20)Gibraltar Acquisition LLC is a wholly-owned subsidiary, which is the holding company for their wholly-owned affiliated portfolio companies, Gibraltar Business Capital, LLC and Gibraltar Equipment Finance, LLC.
(21)Denotes investment in a non-voting security in the form of a promissory note. The terms of the notes provide the Company with a lien on the issuers' shares of Common Stock for Black Crow AI, Inc., subject to release upon repayment of the outstanding balance of the notes. As of September 30, 2024, the Black Crow AI, Inc. affiliates promissory notes had an outstanding balance of $2.4 million.
(22)Denotes the security holds rights to royalty fee income associated with certain products of the portfolio company. The approximate cost and fair value of the royalty contract are $12.0 million and $10.9 million, respectively.
(23)Hercules Adviser LLC is owned by Hercules Capital Management LLC and presented with Hercules Partner Holdings, LLC which are both wholly owned by the Company. Please refer to “Note 1” for additional disclosure.

SENIOR SECURITIES
Information about our senior securities is shown in the following table as of September 30, 2024 and December 31, 2023, 2022, 2021, 2020, 2019, 2018, 2017, 2016, 2015 and 2014. The annual information is derived from our audited consolidated financial statements for these periods, which have been audited by PricewaterhouseCoopers LLP, our independent registered public accounting firm. The “N/A” indicates information that the SEC expressly does not require to be disclosed for certain types of senior securities.

Class and Year	Total Amount Outstanding Exclusive of Treasury Securities (1)	Asset Coverage per Unit(2)	Average Market Value per Unit(3)
Securitized Credit Facility with Wells Fargo Capital Finance
December 31, 2014(7)	—	—	N/A
December 31, 2015	$50,000,000	$26,352	N/A
December 31, 2016	$5,015,620	$290,234	N/A
December 31, 2017(7)	—	—	N/A
December 31, 2018	$13,106,582	$147,497	N/A
December 31, 2019(7)	—	—	N/A
December 31, 2020(7)	—	—	N/A
December 31, 2021(7)	—	—	N/A
Secured Credit Facility with MUFG Bank Ltd. (MUFG)(9)
December 31, 2014(7)	—	—	N/A
December 31, 2015(7)	—	—	N/A
December 31, 2016(7)	—	—	N/A
December 31, 2017(7)	—	—	N/A
December 31, 2018	$39,849,010	$48,513	N/A
December 31, 2019	$103,918,736	$23,423	N/A
December 31, 2020(7)	—	—	N/A
December 31, 2021(7)	—	—	N/A
December 31, 2022	$107,000,000	$27,964	N/A
December 31, 2023	$61,000,000	$55,250	N/A
September 30, 2024 (unaudited)	$240,000,000	$15,004	N/A
Secured Credit Facility with Sumitomo Mitsui Banking Corporation (SMBC)
December 31, 2021	$29,924,726	$85,479	N/A
December 31, 2022	$72,000,000	$41,558	N/A
December 31, 2023	$94,000,000	$35,854	N/A
September 30, 2024 (unaudited)	$201,000,000	$17,915	N/A
Small Business Administration Debentures (HT II)(4)
December 31, 2014	$41,200,000	$31,535	N/A
December 31, 2015	$41,200,000	$31,981	N/A
December 31, 2016	$41,200,000	$35,333	N/A
December 31, 2017	$41,200,000	$39,814	N/A
December 31, 2018	—	—	N/A
Small Business Administration Debentures (HT III)(5)
December 31, 2014	$149,000,000	$8,720	N/A
December 31, 2015	$149,000,000	$8,843	N/A
December 31, 2016	$149,000,000	$9,770	N/A
December 31, 2017	$149,000,000	$11,009	N/A
December 31, 2018	$149,000,000	$12,974	N/A
December 31, 2019	$149,000,000	$16,336	N/A
December 31, 2020	$99,000,000	$26,168	N/A
December 31, 2021	—	—	N/A
Small Business Administration Debentures (HC IV)(6)
December 31, 2021	$150,500,000	$16,996	N/A
December 31, 2022	$175,000,000	$17,098	N/A

Class and Year	Total Amount Outstanding Exclusive of Treasury Securities (1)	Asset Coverage per Unit(2)	Average Market Value per Unit(3)
December 31, 2023	$175,000,000	$19,259	N/A
September 30, 2024 (unaudited)	$175,000,000	$20,577	N/A
2016 Convertible Notes
December 31, 2014	$17,674,000	$74,905	$1,290
December 31, 2015	$17,604,000	$74,847	$1,110
December 31, 2016	—	—	N/A
April 2019 Notes
December 31, 2014	$84,489,500	$15,377	$1,023
December 31, 2015	$64,489,500	$20,431	$1,017
December 31, 2016	$64,489,500	$22,573	$1,022
December 31, 2017	—	—	N/A
September 2019 Notes
December 31, 2014	$85,875,000	$15,129	$1,026
December 31, 2015	$45,875,000	$28,722	$1,009
December 31, 2016	$45,875,000	$31,732	$1,023
December 31, 2017	—	—	N/A
2022 Notes
December 31, 2017	$150,000,000	$10,935	$1,014
December 31, 2018	$150,000,000	$12,888	$976
December 31, 2019	$150,000,000	$16,227	$1,008
December 31, 2020	$150,000,000	$17,271	$1,017
December 31, 2021	$150,000,000	$17,053	$1,019
December 31, 2022	—	—	N/A
2024 Notes
December 31, 2014	$103,000,000	$12,614	$1,010
December 31, 2015	$103,000,000	$12,792	$1,014
December 31, 2016	$252,873,175	$5,757	$1,016
December 31, 2017	$183,509,600	$8,939	$1,025
December 31, 2018	$83,509,600	$23,149	$1,011
December 31, 2019	—	—	N/A
2025 Notes
December 31, 2018	$75,000,000	$25,776	$962
December 31, 2019	$75,000,000	$32,454	$1,032
December 31, 2020	$75,000,000	$34,541	$1,020
December 31, 2021	—	—	N/A
2033 Notes
December 31, 2018	$40,000,000	$48,330	$934
December 31, 2019	$40,000,000	$60,851	$1,054
December 31, 2020	$40,000,000	$64,765	$1,072
December 31, 2021	$40,000,000	$63,948	$1,067
December 31, 2022	$40,000,000	$74,804	$984
December 31, 2023	$40,000,000	$84,256	$1,010
September 30, 2024 (unaudited)	$40,000,000	$90,025	$1,025
July 2024 Notes
December 31, 2019	$105,000,000	$23,181	N/A
December 31, 2020	$105,000,000	$24,672	N/A
December 31, 2021	$105,000,000	$24,361	N/A
December 31, 2022	$105,000,000	$28,497	N/A
December 31, 2023	$105,000,000	$32,098	N/A
September 30, 2024 (unaudited)	—	—	N/A
February 2025 Notes
December 31, 2020	$50,000,000	$51,812	N/A
December 31, 2021	$50,000,000	$51,159	N/A
December 31, 2022	$50,000,000	$59,843	N/A

Class and Year	Total Amount Outstanding Exclusive of Treasury Securities (1)	Asset Coverage per Unit(2)	Average Market Value per Unit(3)
December 31, 2023	$50,000,000	$67,405	N/A
September 30, 2024 (unaudited)	$50,000,000	$72,020	N/A
June 2025 Notes
December 31, 2020	$70,000,000	$37,009	N/A
December 31, 2021	$70,000,000	$36,542	N/A
December 31, 2022	$70,000,000	$42,745	N/A
December 31, 2023	$70,000,000	$48,146	N/A
September 30, 2024 (unaudited)	$70,000,000	$51,443	N/A
June 2025 3-Year Notes
December 31, 2022	$50,000,000	$59,843	N/A
December 31, 2023	$50,000,000	$67,405	N/A
September 30, 2024 (unaudited)	$50,000,000	$72,020	N/A
March 2026 A Notes
December 31, 2020	$50,000,000	$51,812	N/A
December 31, 2021	$50,000,000	$51,159	N/A
December 31, 2022	$50,000,000	$59,843	N/A
December 31, 2023	$50,000,000	$67,405	N/A
September 30, 2024 (unaudited)	$50,000,000	$72,020	N/A
March 2026 B Notes
December 31, 2021	$50,000,000	$51,159	N/A
December 31, 2022	$50,000,000	$59,843	N/A
December 31, 2023	$50,000,000	$67,405	N/A
September 30, 2024 (unaudited)	$50,000,000	$72,020	N/A
September 2026 Notes
December 31, 2021	$325,000,000	$7,871	N/A
December 31, 2022	$325,000,000	$9,207	N/A
December 31, 2023	$325,000,000	$10,370	N/A
September 30, 2024 (unaudited)	$325,000,000	$11,080	N/A
January 2027 Notes
December 31, 2022	$350,000,000	$8,549	N/A
December 31, 2023	$350,000,000	$9,629	N/A
September 30, 2024 (unaudited)	$350,000,000	$10,289	N/A
2017 Asset-Backed Notes
December 31, 2014	$16,049,144	$80,953	$1,375
December 31, 2015	—	—	N/A
2021 Asset-Backed Notes
December 31, 2014	$129,300,000	$10,048	$1,000
December 31, 2015	$129,300,000	$10,190	$996
December 31, 2016	$109,205,263	$13,330	$1,002
December 31, 2017	$49,152,504	$33,372	$1,001
December 31, 2018	—	—	N/A
2027 Asset-Backed Notes
December 31, 2018	$200,000,000	$9,666	$1,006
December 31, 2019	$200,000,000	$12,170	$1,004
December 31, 2020	$180,988,022	$14,314	$1,001
December 31, 2021	—	—	N/A
2028 Asset-Backed Notes
December 31, 2019	$250,000,000	$9,736	$1,004
December 31, 2020	$250,000,000	$10,362	$1,002
December 31, 2021	—	—	N/A
2031 Asset-Backed Notes
December 31, 2022	$150,000,000	$19,948	$951
December 31, 2023	$150,000,000	$22,468	$950
September 30, 2024 (unaudited)	$150,000,000	$24,007	$970

Class and Year	Total Amount Outstanding Exclusive of Treasury Securities (1)	Asset Coverage per Unit(2)	Average Market Value per Unit(3)
2022 Convertible Notes
December 31, 2017	$230,000,000	$7,132	$1,028
December 31, 2018	$230,000,000	$8,405	$946
December 31, 2019	$230,000,000	$10,583	$1,021
December 31, 2020	$230,000,000	$11,264	$1,027
December 31, 2021	$230,000,000	$11,121	$1,026
December 31, 2022	—	—	N/A
Total Senior Securities(8)
December 31, 2014	$626,587,644	$2,073	N/A
December 31, 2015	$600,468,500	$2,194	N/A
December 31, 2016	$667,658,558	$2,180	N/A
December 31, 2017	$802,862,104	$2,043	N/A
December 31, 2018	$980,465,192	$1,972	N/A
December 31, 2019	$1,302,918,736	$1,868	N/A
December 31, 2020	$1,299,988,022	$1,993	N/A
December 31, 2021	$1,250,424,726	$2,046	N/A
December 31, 2022	$1,594,000,000	$1,877	N/A
December 31, 2023	$1,570,000,000	$2,147	N/A
September 30, 2024 (unaudited)	$1,751,000,000	$2,057	N/A
(1)Total amount of each class of senior securities outstanding at the end of the period presented.
(2)The asset coverage ratio for a class of senior securities representing indebtedness is calculated as our consolidated total assets, less all liabilities and indebtedness not represented by senior securities, including senior securities not subject to asset coverage requirements under the 1940 Act due to exemptive relief from the SEC, divided by senior securities representing indebtedness. This asset coverage ratio is multiplied by $1,000 to determine the Asset Coverage per Unit.
(3)Not applicable because senior securities are not registered for public trading.
(4)Issued by Hercules Technology II, L.P. ("HT II"), one of our prior SBIC subsidiaries, to the SBA. On July 13, 2018, we completed repayment of the remaining outstanding HT II debentures and subsequently surrendered the SBA license with respect to HT II. These categories of senior securities were not subject to the asset coverage requirements of the 1940 Act as a result of exemptive relief granted to us by the SEC.
(5)Issued by HT III, one of our prior SBIC subsidiaries, to the SBA. On May 5, 2021, we completed repayment of the remaining outstanding HT III debentures and subsequently surrendered the SBA license with respect to HT III. These categories of senior securities were not subject to the asset coverage requirements of the 1940 Act as a result of exemptive relief granted to us by the SEC.
(6)Issued by HC IV, one of our SBIC subsidiaries, to the SBA. These categories of senior securities are not subject to the asset coverage requirements of the 1940 Act as a result of exemptive relief granted to us by the SEC.
(7)The Company’s Wells Facility and MUFG Bank Facility had no borrowings outstanding as of the periods noted above.
(8)The total senior securities and Asset Coverage per Unit shown for those securities do not represent the asset coverage ratio requirement under the 1940 Act, because the presentation includes senior securities not subject to the asset coverage requirements of the 1940 Act as a result of exemptive relief granted to us by the SEC. As of September 30, 2024, our asset coverage ratio under our regulatory requirements as a business development company was 217.1% excluding our SBA debentures as a result of our exemptive order from the SEC which allows us to exclude all SBA leverage from our asset coverage ratio.
(9)The June 2022 amendment of the MUFG Bank Facility replaced the Union Bank Facility via an amendment as the lead lender.

BUSINESS
The information contained under the caption “Item 1A. Business” of our most recent Annual Report on Form 10-K is incorporated by reference herein.

MANAGEMENT
The information contained under the captions “Proposal 1: Election of Three Independent Directors” in our most recent Proxy Statement for our Annual Meeting of Stockholders and “Item 1. Business” of our most recent Annual Report on Form 10-K is incorporated by reference herein.

CERTAIN UNITED STATES FEDERAL INCOME TAX CONSIDERATIONS
The information contained under the captions “Item 1. Business—Certain United States Income Tax Considerations” of our most recent Annual Report on Form 10-K is incorporated by reference herein.

SALES OF COMMON STOCK BELOW NET ASSET VALUE
We are not generally able to issue and sell our common stock at a price below NAV per share. We may, however, sell our common stock, at a price below the current NAV of the common stock, or sell warrants, options or other rights to acquire such common stock, at a price below the current NAV of the common stock if our Board of Directors, subject to its fiduciary duties and regulatory requirements, determines that such sale is in our best interests and the best interests of our stockholders and our stockholders have approved the practice of making such sales. Pursuant to approval granted at an Annual Meeting of Stockholders held on August 15, 2024, we are permitted to sell or otherwise issue shares of the common stock not exceeding 25% of our then outstanding common stock, at a price not more than 25% below the then-current NAV per share. Such stockholder approval expires on August 15, 2025.
In order to sell shares pursuant to this authorization:
•majority of our independent directors who have no financial interest in the sale must have approved the sale; and
•a majority of such directors, who are not interested persons of the Company, in consultation with the underwriter or underwriters of the offering if it is to be underwritten, must have determined in good faith, and as of a time immediately prior to the first solicitation by us or on our behalf of firm commitments to purchase such shares or immediately prior to the issuance of such shares, that the price at which such shares are to be sold is not less than a price which closely approximates the market value of those shares, less any underwriting commission or discount; and
Any offering of common stock below NAV per share will be designed to raise capital for investment in accordance with our investment objectives and business strategies.
In making a determination that an offering below NAV per share is in our and our stockholders’ best interests, our Board of Directors would consider a variety of factors including:
•The effect that an offering below NAV per share would have on our stockholders, including the potential dilution they would experience as a result of the offering;
•The amount per share by which the offering price per share and the net proceeds per share are less than the most recently determined NAV per share;
•The relationship of recent market prices of our common stock to NAV per share and the potential impact of the offering on the market price per share of our common stock;
•Whether the proposed offering price would closely approximate the market value of our shares;
•The potential market impact of being able to raise capital during the current financial market difficulties;
•The nature of any new investors anticipated to acquire shares in the offering;
•The anticipated rate of return on and quality, type and availability of investments to be funded with the proceeds from the offering, if any; and
•The leverage available to us, both before and after any offering, and the terms thereof.
Sales by us of our common stock at a discount from NAV pose potential risks for our existing stockholders whether or not they participate in the offering, as well as for new investors who participate in the offering.
The following three headings and accompanying tables will explain and provide hypothetical examples on the impact of an offering at a price less than NAV per share on three different sets of investors:
•existing stockholders who do not purchase any shares in the offering;
•existing stockholders who purchase a relatively small amount of shares in the offering or a relatively large amount of shares in the offering; and
•new investors who become stockholders by purchasing shares in the offering.
Except for such authorizations as otherwise may be required with respect to a particular issuance under applicable law,
NYSE rules or our charter, no further authorization from stockholders will be solicited or required prior to a sale or other issuance of shares of common stock at a price below NAV per share in accordance with the terms of our stockholders’
authorization.

Impact on Existing Stockholders not Participating in the Offering
Our existing stockholders who do not participate in an offering below NAV per share or who do not buy additional shares in the secondary market at the same or lower price we obtain in the offering (after expenses and commissions) face the greatest potential risks. All stockholders will experience an immediate decrease (often called dilution) in the NAV of the shares they hold. Stockholders who do not participate in the offering will also experience a disproportionately greater decrease in their participation in our earnings and assets and their voting power than stockholders who do participate in the offering. All stockholders may also experience a decline in the market price of their shares, which often reflects to some degree announced or potential decreases in NAV per share. This decrease could be more pronounced as the size of the offering and level of discount to NAV increases.
The following table illustrates the level of NAV dilution that would be experienced by a nonparticipating stockholder in different hypothetical offerings of different sizes and levels of discount from NAV per share. Actual sales prices and discounts may differ from the presentation below.

The examples assume that Company XYZ has 3,000,000 common shares outstanding, $40,000,000 in total assets and $10,000,000 in total liabilities. The current NAV and NAV per share are thus $30,000,000 and $10.00, respectively. The table illustrates the dilutive effect on nonparticipating Stockholder A of (1) an offering of 150,000 shares (5% of the outstanding shares) with proceeds to the Company XYZ at $9.50 per share after offering expenses and commissions, (2) an offering of 300,000 shares (10% of the outstanding shares) with proceeds to the Company XYZ at $9.00 per share after offering expenses and commissions, (3) an offering of 600,000 shares (20% of the outstanding shares) with proceeds to the Company XYZ at $8.00 per share after offering expenses and commissions and (4) an offering of 750,000 shares (25% of the outstanding shares) with proceeds to the Company XYZ at $7.50 per share after offering expenses and commissions,

		Example 1		Example 2		Example 3		Example 4
	Prior to	5% Offering at 5% Discount		10% Offering at 10% Discount		20% Offering at 20% Discount		25% Offering at 25% Discount
	Sale Below NAV	Following Sale	% Change	Following Sale	% Change	Following Sale	% Change	Following Sale	% Change
Offering Price
Price per Share of Our Common Stock to the Public(1)	—	$10.00	—	$9.47	—	$8.42	—	$7.89	—
Net Proceeds per Share of Our Common Stock to Issuer	—	$9.50	—	$9.00	—	$8.00	—	$7.50	—
Decrease to NAV
Total Shares of Our Common Stock Outstanding	3,000,000	3,150,000	5.00%	3,300,000	10.00%	3,600,000	20.00%	3,750,000	25.00%
NAV per Share of Our Common Stock $	$10.00	$9.98	(0.20)%	$9.91	(0.90)%	$9.67	(3.30)%	$9.50	(5.00)%
Dilution to Nonparticipating Stockholder
Shares of Our Common Stock Held by Stockholder A	30,000	30,000	—	30,000	—	30,000	—	30,000	—
Percentage Held by Stockholder A	1.00%	0.95%	(4.76)%	0.91%	(9.09)%	0.83%	(16.67)%	0.80%	(20.00)%
Total NAV Held by Stockholder A	$300,000	$299,400	(0.20)%	$297,300	(0.90)%	$290,100	(3.30)%	$285,000	(5.00)%
Total Investment by Stockholder A (Assumed to Be $10.00 per Share of Our Common Stock)	$300,000	$300,000	—	$300,000	—	$300,000	—	$300,000	—
Total Dilution to Stockholder A (Total NAV Less Total Investment)	—	$(600)	—	$(2,700)	—	$(9,900)	—	$(15,000)	—
Investment per Share of Our Common Stock Held by Stockholder A (Assumed to be $10.00 per Share of our Common Stock on Shares of Our Common Stock Held Prior to Sale)	$10.00	$10.00	—	$10.00	—	$10.00	—	$10.00	—
NAV per Share of Our Common Stock Held by Stockholder A	—	$9.98	—	$9.91	—	$9.67	—	$9.50	—
Dilution per Share of Our Common Stock Held by Stockholder A (NAV per Share of Our Common Stock Less Investment per Share of Our Common Stock)	—	$(0.02)	—	$(0.09)	—	$(0.33)	—	$(0.50)	—
Percentage Dilution to Stockholder A (Dilution per Share Divided by Investment per Share of Our Common Stock)	—	—	(0.20)%	—	(0.90)%	—	(3.30)%	—	(5.00)%
(1)Assumes 5% in selling compensation and expenses paid by Company XYZ.

Impact on Existing Stockholders who do Participate in the Offering
Our existing stockholders who participate in an offering below NAV per share or who buy additional shares in the secondary market at the same or lower price as we obtain in the offering (after expenses and commissions) will experience the same types of NAV dilution as the nonparticipating stockholders, albeit at a lower level, to the extent they purchase less than the same percentage of the discounted offering as their interest in our shares immediately prior to the offering. The level of NAV dilution on an aggregate basis will decrease as the number of shares such stockholders purchase increases. Existing stockholders who buy more than their proportionate percentage will experience NAV dilution but will, in contrast to existing stockholders who purchase less than their proportionate share of the offering, experience an increase (often called accretion) in NAV per share over their investment per share and will also experience a disproportionately greater increase in their participation in our earnings and assets and their voting power than our increase in assets, potential earning power and voting interests due to the offering. The level of accretion will increase as the excess number of shares purchased by such stockholder increases. Even a stockholder who over-participates will, however, be subject to the risk that we may make additional discounted offerings in which such stockholder does not participate, in which case such a stockholder will experience NAV dilution as described above in such subsequent offerings. These stockholders may also experience a decline in the market price of their shares, which often reflects to some degree announced or potential decreases in NAV per share. This decrease could be more pronounced as the size of the offering and the level of discount to NAV increases.
The following chart illustrates the level of dilution and accretion in the hypothetical 20% discount offering from the prior chart (Example 3) for a stockholder that acquires shares equal to (1) 50% of its proportionate share of the offering (i.e., 3,000 shares, which is 0.5% of an offering of 600,000 shares rather than its 1.0% proportionate share) and (2) 150% of such percentage (i.e., 9,000 shares, which is 1.5% of an offering of 600,000 shares rather than its 1.0% proportionate share). The prospectus supplement pursuant to which any discounted offering is made will include a chart for this example based on the actual number of shares in such offering and the actual discount from the most recently determined NAV per share.

	Prior to	50% Participation		150% Participation
	Sale Below NAV	Following Sale	% Change	Following Sale	% Change
Offering Price
Price per Share to Public(1)	—	$8.42	—	$8.42	—
Net Proceeds per Share to Issuer	—	$8.00	—	$8.00	—
Increase in Shares and Decrease to NAV
Total Shares Outstanding	3,000,000	3,600,000	20.00%	3,600,000	20.00%
NAV per Share	$10.00	$9.67	(3.33)%	$9.67	(3.33)%
Dilution/Accretion to Participating Stockholder A
Share Dilution/Accretion
Shares Held by Stockholder A	30,000	33,000	10.00%	39,000	30.00%
Percentage Outstanding Held by Stockholder A	1.00%	0.92%	(8.33)%	1.08%	8.33%
NAV Dilution/ Accretion
Total NAV Held by Stockholder A	$300,000	$319,000	6.33%	$377,000	25.67%
Total Investment by Stockholder A (Assumed to be $10.00 per Share on Shares Held Prior to Sale)	—	$325,260	—	$375,780	—
Total Dilution/Accretion to Stockholder A (Total 50% NAV Less Total Investment)	—	$(6,260)	—	$1,220	—
NAV Dilution/ Accretion per Share
NAV per Share Held by Stockholder A	—	$9.67	—	$9.67	—
Investment per Share Held by Stockholder A (Assumed to be $10.00 per Share on Shares Held Prior to Sale)	$10.00	$9.86	(1.44)%	$9.64	(3.65)%
NAV Dilution/ Accretion per Share Experienced by Stockholder A (NAV per Share Less Investment per Share)	—	$(0.19)	—	$0.03	—
Percentage NAV Dilution/ Accretion Experienced by Stockholder A (NAV Dilution/ Accretion per Share Divided by Investment per Share)	—	—	(1.93)%	—	0.33%
(1)Assumes 5% in selling compensation and expenses paid by Company XYZ.

Impact on New Investors
Investors who are not currently stockholders, but who participate in an offering below NAV and whose investment per share is greater than the resulting NAV per share (due to selling compensation and expenses paid by us) will experience an immediate decrease, albeit small, in the NAV of their shares and their NAV per share compared to the price they pay for their shares. Investors who are not currently stockholders and who participate in an offering below NAV per share and whose investment per share is also less than the resulting NAV per share will experience an immediate increase in the NAV of their shares and their NAV per share compared to the price they pay for their shares. All these investors will experience a disproportionately greater participation in our earnings and assets and their voting power than our increase in assets, potential earning power and voting interests. These investors will, however, be subject to the risk that we may make additional discounted offerings in which such new stockholder does not participate, in which case such new stockholder will experience dilution as described above in such subsequent offerings. These investors may also experience a decline in the market price of their shares, which often reflects to some degree announced or potential decreases in NAV per share. This decrease could be more pronounced as the size of the offering and level of discount to NAV increases.
The following chart illustrates the level of dilution or accretion for new investors that would be experienced by a new investor in a hypothetical 20% discounted offerings as described in the first chart above. The illustration is for a new investor who purchases the same percentage (1.00%) of the shares in the offering as Stockholder A in the prior examples held immediately prior to the offering. The prospectus supplement pursuant to which any discounted offering is made will include a chart for these examples based on the actual number of shares in such offering and the actual discount from the most recently determined NAV per share.

	Prior to	20% Offering at 20% Discount
	Sale Below NAV	Following Sale	% Change
Offering Price
Price per Share of Our Common Stock to Public(1)	—	$9.47	—
Net Proceeds per Share of Our Common Stock to Issuer	—	$9.00	—
Increase in Shares of Our Common Stock and Decrease to NAV
Total Shares of Our Common Stock Outstanding	3,000,000	3,300,000	10.00%
NAV per Share	$10.00	$9.91	(0.91)%
Dilution/Accretion to New Investor A
Share Dilution/Accretion
Shares of Our Common Stock Held by Investor A	—	6,000	100.00%
Percentage Outstanding Held by Investor A	—	17.00%	100.00%
NAV Dilution
Total NAV Held by Investor A	—	$58,020	100.00%
Total Investment by Investor A (At Price to Public)	—	$50,520	100.00%
Total Dilution/Accretion to Investor A (Total NAV Less Total Investment)	—	$7,500	(12.93)%
NAV Dilution per Share
NAV per Share of Our Common Stock Held by Investor A	—	$9.67	—
Investment per Share of Our Common Stock Held by Investor A	—	$8.42	100.00%
NAV Dilution/ Accretion per Share of Our Common Stock Experienced by Investor A (NAV per Share of Our Common Stock Less Investment per Share of Our Common Stock )	—	$1.25	100.00%
Percentage NAV Dilution/ Accretion Experienced by Investor A (NAV Dilution/ Accretion per Share of Our Common Stock Divided by Investment per Share of Our Common Stock)	—	—	12.93%
(1)Assumes 5% in selling compensation and expenses paid by Company XYZ.

CONTROL PERSONS AND PRINCIPAL STOCKHOLDERS
The information contained under the caption “Security Ownership of Certain Beneficial Owners and Management” in our most recent Definitive Proxy Statement on Schedule 14A is incorporated by reference herein.

DIVIDEND REINVESTMENT PLAN
The Company has adopted the following plan (the “Plan”) with respect to dividends and distributions declared by our Board of Directors on shares of our common stock:
Unless a stockholder specifically elects to receive cash as set forth below, all cash dividends and distributions hereafter declared by our Board of directors shall be payable in shares of common stock, and no action shall be required on such stockholder’s part to receive a distribution in stock.
Such cash dividends and distributions shall be payable on such date or dates as may be fixed from time to time by our Board of Directors to stockholders of record at the close of business on the record date(s) established by our Board of Directors for the dividend and/or distribution involved.
The Company intends to use primarily newly-issued shares of common stock to implement the Plan, whether its shares are trading at a premium or at a discount to NAV; however, the Company reserves the right to purchase shares in the open market in connection with its obligations under the Plan. If dividends and distributions are reinvested in newly-issued shares, then the number of shares to be issued to a stockholder shall be determined by dividing the total dollar amount of the distribution payable to such stockholder by the market price per share of our common stock at the close of regular trading on the NYSE on the record date fixed by our Board of Directors for such distribution on the NYSE or, if no sale is reported for such day, at the average of their reported bid and asked prices. If dividends and distributions are reinvested in shares purchased on the open market, then the number of shares received by a stockholder shall be determined by dividing the total dollar amount of the distribution payable to such stockholder by the weighted average price per share for all shares purchased by the Plan Administrator on the open market in connection with such distribution.
A stockholder may, however, elect to receive his, her or its dividends and distributions in cash. To exercise this option, such stockholder shall notify Computershare Trust Company, N.A., the plan administrator (the “Plan Administrator”), so that such notice is received by the Plan Administrator prior to the record date fixed by our Board of Directors for the dividend and/or distribution involved for the payment to be paid in cash. If such notice is received by the Plan Administrator after the record date, then that dividend will be reinvested pursuant to the terms of the Plan and any subsequent dividends will be paid in cash.
The Plan Administrator will set up an account for shares acquired pursuant to the Plan for each stockholder who has not so elected to receive dividends and distributions in cash (each a “Participant”). The Plan Administrator may hold each Participant’s shares, together with the shares of other Participants, in non-certificated form in the Plan Administrator’s name or that of its nominee. Upon request by a Participant, received prior to a record date, the Plan Administrator will promptly terminate the Participant’s account and, instead of crediting shares to and/or carrying shares in a Participant’s account, will issue a certificate registered in the Participant’s name for the number of whole shares registered to the value of which will be calculated using the market value of the Company’s shares determined in accordance with Section 3 hereof, less any fees. If a request to terminate a Participant’s account is received by the Plan Administrator after a payment date, the Plan Administrator, in its sole discretion, may either distribute such dividends and distributions in cash or reinvest them in shares on behalf of the terminating Participant. If such dividends are reinvested, the Plan Administrator will process the termination as soon as practicable, but in no event later than five business days after the reinvestment is completed .
Upon request by a Participant, the Plan Administrator will issue a certificate registered in the Participant’s name for the number of whole shares registered to the Participant without terminating the Participant’s account. Issuance of certificates may be subject to a transaction fee. Please contact the Plan Administrator at www.computershare.com/investor or at 1-800-736-3001 to determine if there is a certificate issuance fee.
The Plan Administrator will confirm to each Participant each acquisition made pursuant to the Plan as soon as practicable after the date of each acquisition. Although each Participant may from time to time have an undivided fractional interest (computed to six decimal places) in a share of Common Stock of the Company, no certificates for a fractional share will be issued. However, dividends and distributions on fractional shares will be credited to each Participant’s account. In the event of termination of a Participant’s account under the Plan, the Plan Administrator will adjust for any such undivided fractional interest in cash at the market value of the Company’s shares at the time of termination.
The Plan Administrator will forward to each Participant any Company-related proxy solicitation materials and each Company report or other communication to stockholders and will vote any shares held by it under the Plan in accordance with the instructions set forth on proxies returned by Participants to the Company.
In the event that the Company makes available to its stockholders rights to purchase additional shares or other securities, the shares held by the Plan Administrator for each Participant under the Plan will be added to any other shares held by the Participant in certificated form in calculating the number of rights to be issued to the Participant.

The Plan Administrator’s fees, if any, for purchases made pursuant to the Plan, and expenses for administering the Plan will be paid for by the Company.
Each Participant may terminate his, her or its account under the Plan by so notifying the Plan Administrator via the Plan Administrator’s website at www.computershare.com/investor, by filling out the transaction request form located at the bottom of the Participant’s Statement and sending it to Computershare Trust Company, N.A., Attn: Investment Services Department, P.O. Box 43006 , Providence, RI 02940-3006 or by calling the Plan Administrator at 1-800-736-3001. See sixth paragraph of these terms and conditions for termination procedures. The Plan may be terminated by the Company upon notice in writing mailed to each Participant at least 30 days prior to any record date for the payment of any dividend or distribution by the Company. Upon any termination, the Plan Administrator will cause a certificate or certificates to be issued for the full shares held for the Participant under the Plan and a cash adjustment for any fractional share to be delivered to the Participant less any applicable fees.
You may sell some or all of your shares of Hercules Capital, Inc. common stock held in your Plan account, even if you are not withdrawing from this Plan. You may sell your shares either through your broker or through the Plan Administrator. If you elect to sell through a broker that you have selected, you must first request the Plan Administrator to move your shares to the Direct Registration System and then have your broker request the Plan Administrator to electronically transfer the number of whole shares you want to sell through the DRS Profile System.
Alternatively, you may request the Plan Administrator to send you a certificate representing the number of shares you want to sell. Issuance of a stock certificate may be subject to a transaction fee. The Plan Administrator will generally move your shares to DRS or issue certificates for your shares approximately three business days after your request is received. Alternatively, you may send the Plan Administrator a request to sell some or all of the shares held in your Plan account.
You have the following choices when making a sale:
Batch Order: A batch order is an accumulation of all sale requests by any security holder for a security submitted together as a collective request. Batch orders are submitted on each trading day, to the extent that there are sale requests. Sale instructions for batch orders received by the Plan Administrator will be processed no later than five business days after the date on which the order is received (except where deferral is required under applicable federal or state laws or regulations), assuming the applicable market is open for trading and sufficient market liquidity exists. All sales requests received in writing will be submitted as batch order sales. The Plan Administrator will cause your shares to be sold in the open market within five business days of its receipt of your request. To maximize cost savings for batch order sale requests, the Plan Administrator will seek to sell shares in round lot transactions. For this purpose, the Plan Administrator may combine each selling Plan Participant’s shares with those of other selling Plan Participants. In every case of a batch order sale, the price to each selling Plan Participant will be the weighted average sale price obtained by the Plan Administrator’s broker for each aggregate order placed by the Plan Administrator and executed by the broker, less a service fee of $25 and a fee of $0.12 per share sold.
Market Order: A market order is a request to sell shares promptly at the then current market price. You may request a market order sale only online at www.computershare.com/investor by calling the Plan Administrator directly at 1-800-736-3001. Market order sale requests made in writing will be submitted as batch order sales. Market order sale requests received online or by telephone will be placed promptly upon receipt during normal market hours (9:30 a.m. to 4:00 p.m. Eastern Time). Any orders received after 4:00 p.m. Eastern Time will be placed promptly on the next trading day. The price will be the market price for shares obtained by the Plan Administrator’s broker, less a service fee of $25 and a fee of $0.12 per share sold. The Plan Administrator will use commercially reasonable efforts to honor requests by Participants to cancel market orders placed outside of market hours. Depending on the number of shares being sold and current trading volume in the shares, a market order may only be partially filled or not filled at all on the trading day in which it is placed, in which case the order, or remainder of the order, as applicable, will be cancelled at the end of such day. To determine if your shares were sold, you should check your account online at www.computershare.com/investor or call the Plan Administrator directly at 1-800-736-3001. If your market order sale was not filled and you still want the shares to be sold, you will need to re-enter the sale request.
Day Limit Order: A day limit order is an order to sell shares when and if they reach a specific trading price on a specific day. The order is automatically cancelled if the price is not met by the end of that day (or, for orders placed during aftermarket hours, the next trading day the market is open). Depending on the number of shares of common stock being sold and the current trading volume in the shares, such an order may only be partially filled, in which case the remainder of the order will be cancelled. The order may be cancelled by the applicable stock exchange, by the Plan Administrator at its sole discretion or, if the Plan Administrator’s broker has not filled the order, at your request made online at www.computershare.com/investor or by calling the Plan Administrator directly at 1-800-736-3001. There is a service fee of $25 and a fee of $0.12 per share sold for each Day Limit Order sale.

Good-Til-Cancelled (“GTC”) Limit Order: A GTC limit order is an order to sell shares of common stock when and if the shares reach a specific trading price at any time while the order remains open (generally up to 30 days). Depending on the number of shares being sold and current trading volume in the shares, sales may be executed in multiple transactions and over more than one day. If shares are traded on more than one day during which the market is open a separate fee will be charged for each such day. The order (or any unexecuted portion thereof) is automatically cancelled if the trading price is not met by the end of the order period. The order may be cancelled by the applicable stock exchange, by the Plan Administrator at its sole discretion or, if the Plan Administrator’s broker has not filled the order, at your request made online at www.computershare.com/investor or by calling the Plan Administrator directly at 1-800-736-3001. There is a service fee of $25 and a fee of $0.12 per share sold for each Good-til-Cancelled Limit Order sale.
General: All sales requests processed over the telephone by a customer service representative entail an additional fee of $15. All per share fees include any brokerage commissions the Plan Administrator is required to pay. Any fractional share will be rounded up to a whole share for purposes of calculating the per share fee. Fees are deducted from the proceeds derived from the sale. The Plan Administrator may, under certain circumstances, require a transaction request to be submitted in writing. Please contact The Plan Administrator to determine if there are any limitations applicable to your particular sale request. Proceeds are normally paid by check, which are distributed within 24 hours of after your sale transaction has settled. The Plan Administrator reserves the right to decline to process a sale if it determines, in its sole discretion, that supporting legal documentation is required. In addition, no one will have any authority or power to direct the time or price at which shares for the Plan are sold (except for prices specified for day limit orders or GTC limit orders), and no one, other than The Plan Administrator, will select the broker(s) or dealer(s) through or from whom sales are to be made. Participants should be aware that the price may fluctuate during the period between a request for sale, its receipt by the Plan Administrator and the ultimate sale on the open market. Instructions sent to the Plan Administrator to sell shares for a market order or a batch order sale are binding and may not be rescinded.
Any shares issued in connection with a stock dividend or stock split declared by the Company will be added to the Participant’s account with the Plan Administrator. Transaction processing may be curtailed or suspended until the completion of such stock split or payment of such stock dividend.
These terms and conditions may be amended or supplemented by the Company at any time but, except when necessary or appropriate to comply with applicable law or the rules or policies of the Securities and Exchange Commission or any other regulatory authority, only by mailing to each Participant appropriate written notice at least 30 days prior to the effective date thereof. The amendment or supplement shall be deemed to be accepted by each Participant unless, prior to the effective date thereof, the Plan Administrator receives written notice of the termination of his, her or its account under the Plan. Any such amendment may include an appointment by the Plan Administrator in its place of a successor agent under these terms and conditions, with full power and authority to perform all or any of the acts to be performed by the Plan Administrator under these terms and conditions. Upon any such appointment of any agent for the purpose of receiving dividends and distributions, the Company will be authorized to pay to such successor agent, for each Participant’s account, all dividends and distributions payable on shares of the Company held in the Participant’s name or under the Plan for retention or application by such successor agent as provided in these terms and conditions.
The Plan Administrator will at all times act in good faith for all purchases and sales and will use its commercially reasonable best efforts to ensure its full and timely performance of all services to be performed by it under this Plan and to comply with applicable law, but assumes no responsibility and shall not be liable for loss or damage due to errors unless such error is caused by the Plan Administrator’s gross negligence, bad faith, or willful misconduct or that of its employees or agents. In no event shall the Company, the Plan Administrator or their agents have any liability as to any inability to purchase shares or as to the timing of any purchase.
A Participant may request to have some or all of the Participant’s shares certificated or sold without terminating his, her or its account with the Plan Administrator.
A Participant may deposit certificated shares into the Participant’s account with the Plan Administrator at any time. Certificated shares may be deposited into the plan, to be held in book-entry form by the Plan Administrator, by delivering with a letter of instruction and such certificates to the Plan Administrator. These certificates should not be endorsed. We strongly recommend that certificates be sent by registered or certified mail, with adequate insurance. However, the method used to submit certificates to the Plan Administrator is at your option and risk.
These terms and conditions shall be governed by the laws of the State of New York, including without limitation, Section 5-1401 of the New York General Obligations Law.
DESCRIPTION OF CAPITAL STOCK
The following description is based on relevant portions of the Maryland General Corporation Law and on our charter and bylaws. This summary may not contain all of the information that is important to you, and we refer you to the

Maryland General Corporation Law and our charter and bylaws for a more detailed description of the provisions summarized below. We urge you to read the applicable prospectus supplement and any related free writing prospectus that we may authorize to be provided to you related to any shares of our capital stock being offered.
Under the terms of our charter, our authorized capital stock consists of 300,000,000 shares of common stock, par value $0.001 per share, of which 167,582,250 shares are outstanding as of December 9, 2024. Under our charter, our Board of Directors is authorized to classify and reclassify any unissued shares of stock into other classes or series of stock, and to cause the issuance of such shares, without obtaining stockholder approval. In addition, as permitted by the Maryland General Corporation Law, but subject to the 1940 Act, our charter provides that the Board of Directors, without any action by our stockholders, may amend the charter from time to time to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that we have authority to issue. Under Maryland law, our stockholders generally are not personally liable for our debts or obligations.
Common Stock
All shares of our common stock have equal rights as to earnings, assets, distributions and voting privileges, except as described below and, when they are issued, will be duly authorized, validly issued, fully paid and nonassessable.
Distributions may be paid to the holders of our common stock if, as and when authorized by our Board of Directors and declared by us out of assets legally available therefor. Shares of our common stock have no conversion, exchange, preemptive or redemption rights. In the event of a liquidation, dissolution or winding up of Hercules each share of our common stock would be entitled to share ratably in all of our assets that are legally available for distribution after we pay all debts and other liabilities and subject to any preferential rights of holders of our preferred stock, if any preferred stock is outstanding at such time. Each share of our common stock is entitled to one vote on all matters submitted to a vote of stockholders, including the election of directors. Except as provided with respect to any other class or series of stock, the holders of our common stock will possess exclusive voting power. There is no cumulative voting in the election of directors.

Title of Class	Amount Authorized	Amount Held by Company for its Account	Amount Outstanding
Common Stock, $0.001 par value per share	300,000,000	—	167,582,250

Preferred Stock
Our charter authorizes our Board of Directors to classify and reclassify any unissued shares of stock into other classes or series of stock, including preferred stock. Prior to issuance of shares of each class or series, the Board of Directors is required by Maryland law and by our charter to set the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption for each class or series. Thus, the Board of Directors could authorize the issuance of shares of preferred stock with terms and conditions which could have the effect of delaying, deferring or preventing a transaction or a change in control that might involve a premium price for holders of our common stock or otherwise be in their best interest. You should note, however, that any issuance of preferred stock must comply with the requirements of the 1940 Act. The 1940 Act requires, among other things, that (1) immediately after issuance and before any dividend or other distribution is made with respect to our common stock and before any purchase of common stock is made, such preferred stock together with all other senior securities must not exceed an amount equal to 50% of our total assets after deducting the amount of such dividend, distribution or purchase price, as the case may be, and (2) the holders of shares of preferred stock, if any are issued, must be entitled as a class to elect two directors at all times and to elect a majority of the directors if distributions on such preferred stock are in arrears by two years or more. Certain matters under the 1940 Act require the separate vote of the holders of any issued and outstanding preferred stock. We believe that the availability for issuance of preferred stock will provide us with increased flexibility in structuring future financings and acquisitions.
Limitation on Liability of Directors and Officers; Indemnification and Advance of Expenses
Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final judgment as being material to the cause of action. Our charter contains such a provision which eliminates directors’ and officers’ liability to the maximum extent permitted by Maryland law, subject to the requirements of the 1940 Act.
Our charter authorizes us, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify any present or former director or officer or any individual who, while a director or officer and at our request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee, from and against any claim or liability to which such person may become subject or which such person may incur by reason of his or her service in any such capacity, except with respect to any matter as to which such person shall have been finally adjudicated in any proceeding not to have acted in good faith in the reasonable belief that their action was in our best interest or to be liable to us or our stockholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office. Our charter also provides that, to the maximum extent permitted by Maryland law, with the approval of our Board of Directors and provided that certain conditions described in our charter are met, we may pay certain expenses incurred by any such indemnified person in advance of the final disposition of a proceeding upon receipt of an undertaking by or on behalf of such indemnified person to repay amounts we have so paid if it is ultimately determined that indemnification of such expenses is not authorized under our charter. Our bylaws obligate us, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify any present or former director or officer or any individual who, while a director or officer and at our request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee and who is made, or threatened to be made, a party to the proceeding by reason of his or her service in any such capacity from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her service in any such capacity, except with respect to any matter as to which such person shall have been finally adjudicated in any proceeding not to have acted in good faith in the reasonable belief that their action was in our best interest or to be liable to us or our stockholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office. Our bylaws also provide that, to the maximum extent permitted by Maryland law, with the approval of our Board of Directors and provided that certain conditions described in our bylaws are met, we may pay certain expenses incurred by any such indemnified person in advance of the final disposition of a proceeding upon receipt of an undertaking by or on behalf of such indemnified person to repay amounts we have so paid if it is ultimately determined that indemnification of such expenses is not authorized under our bylaws.
Maryland law requires a corporation (unless its charter provides otherwise, which our charter does not) to indemnify a director or officer who has been successful in the defense of any proceeding to which he or she is made, or threatened to be made, a party by reason of his or her service in that capacity. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made, or threatened to be made, a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (1) was committed in bad faith or (2) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. However, under Maryland law, a Maryland corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that a personal benefit was improperly received, unless in either case a court orders indemnification, and then only for expenses. In addition, Maryland law permits a corporation to advance reasonable expenses to a director or officer upon the corporation’s receipt of (a) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (b) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.
We currently have in effect a directors’ and officers’ insurance policy covering our directors and officers and us for any acts and omissions committed, attempted or allegedly committed by any director or officer during the policy period. The policy is subject to customary exclusions.
Provisions of the Maryland General Corporation Law and Our Charter and Bylaws
The Maryland General Corporation Law and our charter and bylaws contain provisions that could make it more difficult for a potential acquiror to acquire us by means of a tender offer, proxy contest or otherwise. These provisions are expected to discourage certain coercive takeover practices and inadequate takeover bids and to encourage persons seeking to acquire control of us to negotiate first with our Board of Directors. We believe that the benefits of these provisions outweigh the potential disadvantages of discouraging any such acquisition proposals because, among other things, the negotiation of such proposals may improve their terms.
Classified Board of Directors
Our Board of Directors is divided into three classes of directors serving staggered three-year terms. The terms of the first, second and third classes will expire in 2026, 2027 and 2025, respectively. Upon expiration of their current terms, directors of each class are eligible to serve for three-year terms or until their successors are duly elected and qualify. Each year one class of directors will be elected by the stockholders. A classified board may render a change in control or removal of our incumbent management more difficult. We believe, however, that the longer time required to elect a majority of a classified Board of Directors will help to ensure the continuity and stability of our management and policies.
Election of Directors
Our charter provides that, except as otherwise provided in the bylaws, the affirmative vote of the holders of a majority of the outstanding shares of stock entitled to vote in the election of directors will be required to elect each director. Our bylaws currently provide a nominee for director shall be elected as a directly only if such nominee receives the affirmative vote of a majority of the total votes cast for and votes cast against such nominee at a meeting of stockholders duly called and at which a quorum is present. Our bylaws further provide that, in a Contested Election (as defined in our bylaws), directors shall be elected by a plurality of votes cast at a meeting of stockholders that is duly called and at which a quorum is present. Pursuant to our charter and bylaws, our Board of Directors may amend the bylaws to alter the vote required to elect directors.
Number of Directors; Vacancies; Removal
Our charter provides that the number of directors will be set only by the Board of Directors in accordance with our bylaws. Our bylaws provide that a majority of our entire Board of Directors may at any time increase or decrease the number of directors. However, unless the bylaws are amended, the number of directors may never be less than one nor more than 12. We have elected to be subject to the provision of Subtitle 8 of Title 3 of the Maryland General Corporation Law, as amended (the “Maryland General Corporation Law”), regarding the filling of vacancies on the Board of Directors. Accordingly, at such time, except as may be provided by the Board of Directors in setting the terms of any class or series of preferred stock, any and all vacancies on the Board of Directors may be filled only by the affirmative vote of a majority of the remaining directors in office, even if the remaining directors do not constitute a quorum, and any director elected to fill a vacancy shall serve for the remainder of the full term of the directorship in which the vacancy occurred and until a successor is elected and qualifies, subject to any applicable requirements of the 1940 Act.
Our charter provides that a director may be removed only for cause, as defined in the charter, and then only by the affirmative vote of at least two-thirds of the votes entitled to be cast in the election of directors.
Action by Stockholders
Under the Maryland General Corporation Law, stockholder action may be taken only at an annual or special meeting of stockholders or by unanimous consent in lieu of a meeting (unless the charter provides for stockholder action by less than unanimous written consent, which our charter does not). These provisions, combined with the requirements of our bylaws regarding the calling of a stockholder-requested special meeting of stockholders discussed below, may have the effect of delaying consideration of a stockholder proposal until the next annual meeting.
Advance Notice Provisions for Stockholder Nominations and Stockholder Proposals
Our bylaws provide that with respect to an annual meeting of stockholders, nominations of persons for election to the Board of Directors and the proposal of business to be considered by stockholders may be made only (1) pursuant to our notice of the meeting, (2) by the Board of Directors or (3) by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice procedures of the bylaws. With respect to special meetings of stockholders, only the business specified in our notice of the meeting may be brought before the meeting. Nominations of persons for election to the Board of Directors at a special meeting may be made only (1) pursuant to our notice of the meeting, (2) by the Board of Directors or (3) provided that the Board of Directors has determined that directors will be elected at the meeting, by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice provisions of the bylaws.
The purpose of requiring stockholders to give us advance notice of nominations and other business is to afford our Board of Directors a meaningful opportunity to consider the qualifications of the proposed nominees and the advisability of any other proposed business and, to the extent deemed necessary or desirable by our Board of Directors, to inform stockholders and make recommendations about such qualifications or business, as well as to provide a more orderly procedure for conducting meetings of stockholders. Although our bylaws do not give our Board of Directors any power to disapprove stockholder nominations for the election of directors or proposals recommending certain action, they may have the effect of precluding a contest for the election of directors or the consideration of stockholder proposals if proper procedures are not followed and of discouraging or deterring a third party from conducting a solicitation of proxies to elect its own slate of directors or to approve its own proposal without regard to whether consideration of such nominees or proposals might be harmful or beneficial to us and our stockholders.

Approval of Extraordinary Corporate Action; Amendment of Charter and Bylaws
Under Maryland law, a Maryland corporation generally cannot dissolve, amend its charter, merge, sell all or substantially all of its assets, engage in a share exchange or engage in similar transactions outside the ordinary course of business, unless approved by the affirmative vote of stockholders entitled to cast at least two-thirds of the votes entitled to be cast on the matter. However, a Maryland corporation may provide in its charter for approval of these matters by a lesser percentage, but not less than a majority of all of the votes entitled to be cast on the matter. Our charter generally provides for approval of charter amendments and extraordinary transactions by the stockholders entitled to cast at least a majority of the votes entitled to be cast on the matter. Our charter also provides that certain charter amendments and any proposal for our conversion, whether by merger or otherwise, from a closed-end company to an open-end company or any proposal for our liquidation or dissolution requires the approval of the stockholders entitled to cast at least 75% of the votes entitled to be cast on such matter. However, if such amendment or proposal is approved by at least 75% of our continuing directors (in addition to approval by our Board of Directors), such amendment or proposal may be approved by the stockholders entitled to cast a majority of the votes entitled to be cast on such a matter. The “continuing directors” are defined in our charter as our current directors, as well as those directors whose nomination for election by the stockholders or whose election by the directors to fill vacancies is approved by a majority of the continuing directors then on the Board of Directors.
Our charter and bylaws provide that the Board of Directors will have the exclusive power to make, alter, amend or repeal any provision of our bylaws.
No Appraisal Rights
Except with respect to appraisal rights arising in connection with the Control Share Act discussed below, as permitted by the Maryland General Corporation Law, our charter provides that stockholders will not be entitled to exercise appraisal rights.
Control Share Acquisitions
The Maryland Control Share Acquisition Act (the “Control Share Act”) provides that control shares of a Maryland corporation acquired in a control share acquisition have no voting rights except to the extent approved by a vote of two-thirds of the votes entitled to be cast on the matter. Shares owned by the acquiror, by officers or by directors who are employees of the corporation are excluded from shares entitled to vote on the matter. Control shares are voting shares of stock which, if aggregated with all other shares of stock owned by the acquiror or in respect of which the acquiror is able to exercise or direct the exercise of voting power (except solely by virtue of a revocable proxy), would entitle the acquiror to exercise voting power in electing directors within one of the following ranges of voting power:
•one-tenth or more but less than one-third;
•one-third or more but less than a majority; or
•a majority or more of all voting power.
The requisite stockholder approval must be obtained each time an acquiror crosses one of the thresholds of voting power set forth above. Control shares do not include shares the acquiring person is then entitled to vote as a result of having previously obtained stockholder approval. A control share acquisition means the acquisition of control shares, subject to certain exceptions.
A person who has made or proposes to make a control share acquisition may compel the Board of Directors of the corporation to call a special meeting of stockholders to be held within 50 days of demand to consider the voting rights of the shares. The right to compel the calling of a special meeting is subject to the satisfaction of certain conditions, including an undertaking to pay the expenses of the meeting. If no request for a meeting is made, the corporation may itself present the question at any stockholders meeting.
Business Combinations
Under the Maryland Business Combination Act (the “Business Combination Act”), “business combinations” between a Maryland corporation and an interested stockholder or an affiliate of an interested stockholder are prohibited for five years after the most recent date on which the interested stockholder becomes an interested stockholder. These business combinations include a merger, consolidation, share exchange or, in circumstances specified in the statute, an asset transfer or issuance or reclassification of equity securities. An interested stockholder is defined as:
•any person who beneficially owns 10% or more of the voting power of the corporation’s shares; or

•an affiliate or associate of the corporation who, at any time within the two-year period prior to the date in question, was the beneficial owner of 10% or more of the voting power of the then outstanding voting stock of the corporation.
A person is not an interested stockholder under this statute if the Board of Directors approved in advance the transaction by which such stockholder otherwise would have become an interested stockholder. However, in approving a transaction, the Board of Directors may provide that its approval is subject to compliance, at or after the time of approval, with any terms and conditions determined by the board.
After the 5-year prohibition, any business combination between the Maryland corporation and an interested stockholder generally must be recommended by the Board of Directors of the corporation and approved by the affirmative vote of at least:
•80% of the votes entitled to be cast by holders of outstanding shares of voting stock of the corporation; and
•two-thirds of the votes entitled to be cast by holders of voting stock of the corporation other than shares held by the interested stockholder with whom or with whose affiliate the business combination is to be effected or held by an affiliate or associate of the interested stockholder.
These super-majority vote requirements do not apply if the corporation’s common stockholders receive a minimum price, as defined under Maryland law, for their shares in the form of cash or other consideration in the same form as previously paid by the interested stockholder for its shares.
The statute permits various exemptions from its provisions, including business combinations that are exempted by the Board of Directors before the time that the interested stockholder becomes an interested stockholder. Our Board of Directors has adopted a resolution exempting any business combination between us and any other person from the provisions of the Business Combination Act, provided that the business combination is first approved by the Board of Directors, including a majority of the directors who are not interested persons as defined in the 1940 Act.
Conflict with 1940 Act
Our bylaws provide that, if and to the extent that any provision of the Maryland General Corporation Law, or any provision of our charter or bylaws conflicts with any provision of the 1940 Act, the applicable provision of the 1940 Act will control.
Regulatory Restrictions
Our wholly-owned subsidiaries, HC IV and SBIC V, have each obtained an SBIC license. The SBA prohibits, without prior SBA approval, a “change of control” or transfers which would result in any person (or group of persons acting in concert) owning 10% or more of any class of capital stock of a SBIC. A “change of control” is any event which would result in a transfer of the power, direct or indirect, to direct the management and policies of a SBIC, whether through ownership, contractual arrangements or otherwise.

DESCRIPTION OF OUR PREFERRED STOCK
In addition to shares of common stock, our charter authorizes the issuance of preferred stock. We may issue preferred stock from time to time in one or more classes or series, without stockholder approval. If we offer preferred stock under this prospectus we will issue an appropriate prospectus supplement. Prior to issuance of shares of each class or series, our Board of Directors is required by Maryland law and by our charter to set the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption for each class or series. Thus, the Board of Directors could authorize the issuance of shares of preferred stock with terms and conditions that could have the effect of delaying, deferring or preventing a transaction or a change in control that might involve a premium price for holders of our common stock or otherwise be in their best interest. You should note, however, that any such an issuance must adhere to the requirements of the 1940 Act, Maryland law and any other limitations imposed by law.
The following is a general description of the terms of the preferred stock we may issue from time to time. Particular terms of any preferred stock we offer will be described in the prospectus supplement accompanying each preferred share offering.
The 1940 Act requires, among other things, that (i) immediately after issuance and before any dividend or other distribution is made with respect to our common stock and before any purchase of common stock is made, such preferred stock together with all other senior securities must not exceed an amount equal to 50% of our total assets after deducting the amount of such dividend, distribution or purchase price, as the case may be, (ii) the holders of shares of preferred stock, if any are issued, must be entitled as a class to elect two directors at all times and to elect a majority of the directors if dividends or other distribution on the preferred stock are in arrears by two years or more, and (iii) such shares be cumulative as to distributions and have a complete preference over our common stock to payment of their liquidation in event of dissolution. Some matters under the 1940 Act require the separate vote of the holders of any issued and outstanding preferred stock. For example, holders of preferred stock would vote separately from the holders of common stock on a proposal to cease operations as a BDC. We believe that the availability for issuance of preferred stock will provide us with increased flexibility in structuring future financings and acquisitions.
For any series of preferred stock that we may issue, our Board of Directors will determine and the articles supplementary and the prospectus supplement relating to such series will describe:
•the designation and number of shares of such series;
•the rate and time at which, and the preferences and conditions under which, any dividends or other distributions will be paid on shares of such series, as well as whether such dividends or other distributions are participating or non-participating;
•any provisions relating to convertibility or exchangeability of the shares of such series, including adjustments to the conversion price of such series;
•the rights and preferences, if any, of holders of shares of such series upon our liquidation, dissolution or winding up of our affairs;
•the voting powers, if any, of the holders of shares of such series;
•any provisions relating to the redemption of the shares of such series;
•any limitations on our ability to pay dividends or make distributions on, or acquire or redeem, other securities while shares of such series are outstanding;
•any conditions or restrictions on our ability to issue additional shares of such series or other securities;
•if applicable, a discussion of certain U.S. federal income tax considerations; and
•any other relative powers, preferences and participating, optional or special rights of shares of such series, and the qualifications, limitations or restrictions thereof.
All shares of preferred stock that we may issue will be identical and of equal rank except as to the particular terms thereof that may be fixed by our Board of Directors, and all shares of each series of preferred stock will be identical and of equal rank except as to the dates from which dividends or other distributions, if any, thereon will be cumulative. To the extent we issue preferred stock, the payment of distributions to holders of our preferred stock will take priority over payment of distributions to our common stockholders. We urge you to read the applicable prospectus supplement and any free writing prospectus that we may authorize to be provided to you related to any preferred stock being offered, as well as the complete articles supplementary that contain the terms of the applicable series of preferred stock.

DESCRIPTION OF OUR SUBSCRIPTION RIGHTS
The following is a general description of the terms of the subscription rights we may issue from time to time. Particular terms of any subscription rights we offer will be described in the prospectus supplement relating to such subscription rights.
We may issue subscription rights to our stockholders to purchase common stock. Subscription rights may be issued independently or together with any other offered security and may or may not be transferable by the person purchasing or receiving the subscription rights. In connection with a subscription rights offering to our stockholders, we would distribute certificates evidencing the subscription rights and a prospectus supplement to our stockholders on the record date that we set for receiving subscription rights in such subscription rights offering.
Our stockholders will indirectly bear all of the expenses of the subscription rights offering, regardless of whether our stockholders exercise any subscription rights.
A prospectus supplement will describe the particular terms of any subscription rights we may issue, including the following:
•the period of time the offering would remain open (which shall be open a minimum number of days such that all record holders would be eligible to participate in the offering and shall not be open longer than 120 days);
•the title and aggregate number of such subscription rights;
•the exercise price for such subscription rights (or method of calculation thereof);
•the currency or currencies, including composite currencies, in which the price of such subscription rights may be payable;
•if applicable, the designation and terms of the securities with which the subscription rights are issued and the number of subscription rights issued with each such security or each principal amount of such security;
•the ratio of the offering (which, in the case of transferable rights, will require a minimum of three shares to be held of record before a person is entitled to purchase an additional share);
•the number of such subscription rights issued to each stockholder;
•the extent to which such subscription rights are transferable and the market on which they may be traded if they are transferable;
•the date on which the right to exercise such subscription rights shall commence, and the date on which such right shall expire (subject to any extension);
•if applicable, the minimum or maximum number of subscription rights that may be exercised at one time;
•the extent to which such subscription rights include an over-subscription privilege with respect to unsubscribed securities and the terms of such over-subscription privilege;
•any termination right we may have in connection with such subscription rights offering;
•the terms of any rights to redeem, or call such subscription rights;
•information with respect to book-entry procedures, if any;
•the terms of the securities issuable upon exercise of the subscription rights;
•the material terms of any standby underwriting, backstop or other purchase arrangement that we may enter into in connection with the subscription rights offering;
•if applicable, a discussion of certain U.S. federal income tax considerations applicable to the issuance or exercise of such subscription rights; and
•any other terms of such subscription rights, including exercise, settlement and other procedures and limitations relating to the transfer and exercise of such subscription rights.
Each subscription right will entitle the holder of the subscription right to purchase for cash or other consideration such amount of shares of common stock at such subscription price as shall in each case be set forth in, or be determinable as set forth in, the prospectus supplement relating to the subscription rights offered thereby. Subscription rights may be exercised as set forth in the prospectus supplement beginning on the date specified therein and continuing until the close of business on the expiration date for such subscription rights set forth in the prospectus supplement. After the close of business on the expiration date, all unexercised subscription rights will become void.

Upon receipt of payment and the subscription rights certificate properly completed and duly executed at the corporate trust office of the subscription rights agent or any other office indicated in the prospectus supplement we will forward, as soon as practicable, the shares of common stock purchasable upon such exercise. If less than all of the rights represented by such subscription rights certificate are exercised, a new subscription certificate will be issued for the remaining rights. Prior to exercising their subscription rights, holders of subscription rights will not have any of the rights of holders of the securities purchasable upon such exercise. To the extent permissible under applicable law, we may determine to offer any unsubscribed offered securities directly to persons other than stockholders, to or through agents, underwriters or dealers or through a combination of such methods, as set forth in the applicable prospectus supplement.
Under the 1940 Act, we may generally only offer subscription rights (other than rights to subscribe expiring not later than 120 days after their issuance and issued exclusively and ratably to a class or classes of our security holders) on the condition that (1) the subscription rights expire by their terms within ten years; (2) the exercise price is not less than the current market value at the date of issuance; (3) our stockholders authorize the proposal to issue such subscription rights, and a “required” majority of our Board of Directors approves of such issuance on the basis that the issuance is in the best interests of the Company and our stockholders; and (4) if the subscription rights are accompanied by other securities, the subscription rights are not separately transferable unless no class of such subscription rights and the securities accompanying them has been publicly distributed. A “required” majority of our Board of Directors is a vote of both a majority of our directors who have no financial interest in the transaction and a majority of the directors who are not interested persons of the company. The 1940 Act also provides that the amount of our voting securities that would result from the exercise of all outstanding warrants, options and subscription rights at the time of issuance may not exceed 25% of our outstanding voting securities.

DESCRIPTION OF WARRANTS
The following is a general description of the terms of the warrants we may issue from time to time. Particular terms of any warrants we offer will be described in the prospectus supplement relating to such warrants and will be subject to compliance with the 1940 Act.
We may issue warrants to purchase shares of our common stock, preferred stock or debt securities. Such warrants may be issued independently or together with shares of common stock, preferred stock or debt securities and may be attached or separate from such securities. We will issue each series of warrants under a separate warrant agreement to be entered into between us and a warrant agent. The warrant agent will act solely as our agent and will not assume any obligation or relationship of agency for or with holders or beneficial owners of warrants.
A prospectus supplement will describe the particular terms of any series of warrants we may issue, including the following:
•the title and aggregate number of such warrants;
•the price or prices at which such warrants will be issued;
•the currency or currencies, including composite currencies, in which the price of such warrants may be payable;
•if applicable, the designation and terms of the securities with which the warrants are issued and the number of warrants issued with each such security or each principal amount of such security;
•in the case of warrants to purchase debt securities, the principal amount of debt securities purchasable upon exercise of one warrant and the price at which and the currency or currencies, including composite currencies, in which this principal amount of debt securities may be purchased upon such exercise;
•in the case of warrants to purchase common stock or preferred stock, the number of shares of common stock or preferred stock, as the case may be, purchasable upon exercise of one warrant and the price at which and the currency or currencies, including composite currencies, in which these shares may be purchased upon such exercise;
•the date on which the right to exercise such warrants shall commence and the date on which such right will expire (subject to any extension);
•whether such warrants will be issued in registered form or bearer form;
•if applicable, the minimum or maximum amount of such warrants that may be exercised at any one time;
•if applicable, the date on and after which such warrants and the related securities will be separately transferable;
•the terms of any rights to redeem, or call such warrants;
•information with respect to book-entry procedures, if any;
•the terms of the securities issuable upon exercise of the warrants;
•if applicable, a discussion of certain U.S. federal income tax considerations; and
•any other terms of such warrants, including terms, procedures and limitations relating to the exchange and exercise of such warrants.

We and the warrant agent may amend or supplement the warrant agreement for a series of warrants without the consent of the holders of the warrants issued thereunder to effect changes that are not inconsistent with the provisions of the warrants and that do not materially and adversely affect the interests of the holders of the warrants.
Each warrant will entitle the holder to purchase for cash such common stock or preferred stock at the exercise price or such principal amount of debt securities as shall in each case be set forth in, or be determinable as set forth in, the prospectus supplement relating to the warrants offered thereby. Warrants may be exercised as set forth in the prospectus supplement beginning on the date specified therein and continuing until the close of business on the expiration date set forth in the prospectus supplement. After the close of business on the expiration date, unexercised warrants will become void.
Upon receipt of payment and a warrant certificate properly completed and duly executed at the corporate trust office of the warrant agent or any other office indicated in the prospectus supplement, we will, as soon as practicable, forward the securities purchasable upon such exercise. If less than all of the warrants represented by such warrant certificate are exercised, a new warrant certificate will be issued for the remaining warrants. If we so indicate in the applicable prospectus supplement, holders of the warrants may surrender securities as all or part of the exercise price for warrants.
Prior to exercising their warrants, holders of warrants will not have any of the rights of holders of the securities purchasable upon such exercise, including, in the case of warrants to purchase debt securities, the right to receive principal, premium, if any, or interest payments, on the debt securities purchasable upon exercise or to enforce covenants in the applicable indenture or, in the case of warrants to purchase common stock or preferred stock, the right to receive dividends or other distributions, if any, or payments upon our liquidation, dissolution or winding up or to exercise any voting rights.
Under the 1940 Act, we may generally only offer warrants provided that (i) the warrants expire by their terms within ten years, (ii) the exercise or conversion price is not less than the current market value at the date of issuance, (iii) our stockholders authorize the proposal to issue such warrants, and our Board of Directors approves such issuance on the basis that the issuance is in the best interests of the Company and its stockholders and (iv) if the warrants are accompanied by other securities, the warrants are not separately transferable unless no class of such warrants and the securities accompanying them has been publicly distributed. The 1940 Act also provides that the amount of our voting securities that would result from the exercise of all outstanding warrants, as well as options and rights, at the time of issuance may not exceed 25% of our outstanding voting securities.

DESCRIPTION OF OUR DEBT SECURITIES
We may issue debt securities in one or more series. The specific terms of each series of debt securities will be described in this prospectus and in the particular prospectus supplement relating to that series. The prospectus supplement may or may not modify the general terms found in this prospectus and will be filed with the SEC. For a complete description of the terms of a particular series of debt securities, including any supplemental indenture, you should read both this prospectus and the prospectus supplement and any free writing prospectus relating to that particular series.
As required by federal law for all bonds and notes of companies that are publicly offered, the debt securities are governed by a document called an “indenture.” An indenture is a contract between us and U.S. Bank Trust Company, National Association, a financial institution acting as trustee on your behalf, and is subject to and governed by the Trust Indenture Act of 1939, as amended. The trustee has two main roles. First, the trustee can enforce your rights against us if we default. There are some limitations on the extent to which the trustee acts on your behalf, described in the second paragraph under “Events of Default—Remedies if an Event of Default Occurs.” Second, the trustee performs certain administrative duties for us.
Because this section is a summary, it does not describe every aspect of the debt securities and the indenture. The following description summarizes the material provisions of the indenture. We urge you to read the indenture because it, and not this description, defines your rights as a holder of debt securities. For example, in this section, we use capitalized words to signify terms that are specifically defined in the indenture. We have filed the form of the indenture with the SEC. See “Available Information” for information on how to obtain a copy of the indenture.
A prospectus supplement, which will accompany this prospectus, will describe the particular terms of any series of debt securities being offered, including the following:
•the designation or title of the series of debt securities;
•the total principal amount of the series of debt securities;
•the percentage of the principal amount at which the series of debt securities will be offered;
•the date or dates on which principal will be payable;
•the rate or rates (which may be either fixed or variable) and/or the method of determining such rate or rates of interest, if any;
•the date or dates from which any interest will accrue, or the method of determining such date or dates, and the date or dates on which any interest will be payable;
•the terms for redemption, extension or early repayment, if any;
•the currencies in which the series of debt securities are issued and payable;
•whether the amount of payments of principal, premium or interest, if any, on a series of debt securities will be determined with reference to an index, formula or other method (which could be based on one or more currencies, commodities, equity indices or other indices) and how these amounts will be determined;
•the place or places, if any, other than or in addition to the City of New York, of payment, transfer, conversion and/or exchange of the debt securities;
•the denominations in which the offered debt securities will be issued;
•the provision for any sinking fund;
•any restrictive covenants;
•any Events of Default;
•whether the series of debt securities are issuable in certificated form;
•any provisions for defeasance or covenant defeasance;
•if applicable, U.S. federal income tax considerations relating to OID;
•whether and under what circumstances we will pay additional amounts in respect of any tax, assessment or governmental charge and, if so, whether we will have the option to redeem the debt securities rather than pay the additional amounts (and the terms of this option);
•any provisions for convertibility or exchangeability of the debt securities into or for any other securities;

•whether the debt securities are subject to subordination and the terms of such subordination;
•the listing, if any, on a securities exchange; and
•any other terms.
The debt securities may be secured or unsecured obligations. Unless the prospectus supplement states otherwise, principal (and premium, if any) and interest, if any, will be paid by us in immediately available funds.
We are permitted, under specified conditions, to issue multiple classes of indebtedness if our asset coverage, as defined in the 1940 Act, is at least equal to 150%, subject to certain disclosure requirements, immediately after each such issuance. In addition, while any indebtedness and other senior securities remain outstanding, we must make provisions to prohibit any distribution to our stockholders or the repurchase of such securities or shares unless we meet the applicable asset coverage ratios at the time of the distribution or repurchase. We may also borrow amounts up to 5% of the value of our total assets for temporary or emergency purposes without regard to asset coverage.
General
The indenture provides that any debt securities proposed to be sold under this prospectus and the attached prospectus supplement (“offered debt securities”) and any debt securities issuable upon the exercise of warrants or upon conversion or exchange of other offered securities (“underlying debt securities”), may be issued under the indenture in one or more series.
For purposes of this prospectus, any reference to the payment of principal of or premium or interest, if any, on debt securities will include additional amounts if required by the terms of the debt securities.
The indenture does not limit the amount of debt securities that may be issued thereunder from time to time. Debt securities issued under the indenture, when a single trustee is acting for all debt securities issued under the indenture, are called the “indenture securities.” The indenture also provides that there may be more than one trustee thereunder, each with respect to one or more different series of indenture securities. See “Resignation of Trustee” section below. At a time when two or more trustees are acting under the indenture, each with respect to only certain series, the term “indenture securities” means the one or more series of debt securities with respect to which each respective trustee is acting. In the event that there is more than one trustee under the indenture, the powers and trust obligations of each trustee described in this prospectus will extend only to the one or more series of indenture securities for which it is trustee. If two or more trustees are acting under the indenture, then the indenture securities for which each trustee is acting would be treated as if issued under separate indentures.
We refer you to the prospectus supplement for information with respect to any deletions from, modifications of or additions to the Events of Default or our covenants that are described below, including any addition of a covenant or other provision providing event risk or similar protection.
We have the ability to issue indenture securities with terms different from those of indenture securities previously issued and, without the consent of the holders thereof, to reopen a previous issue of a series of indenture securities and issue additional indenture securities of that series unless the reopening was restricted when that series was created.
Conversion and Exchange
If any debt securities are convertible into or exchangeable for other securities, the prospectus supplement will explain the terms and conditions of the conversion or exchange, including the conversion price or exchange ratio (or the calculation method), the conversion or exchange period (or how the period will be determined), if conversion or exchange will be mandatory or at the option of the holder or us, provisions for adjusting the conversion price or the exchange ratio and provisions affecting conversion or exchange in the event of the redemption of the underlying debt securities. These terms may also include provisions under which the number or amount of other securities to be received by the holders of the debt securities upon conversion or exchange would be calculated according to the market price of the other securities as of a time stated in the prospectus supplement.
Issuance of Securities in Registered Form
We may issue the debt securities in registered form, in which case we may issue them either in book-entry form only or in “certificated” form. Debt securities issued in book-entry form will be represented by global securities. We expect that we will usually issue debt securities in book-entry only form represented by global securities.
Book-Entry Holders
We will issue registered debt securities in book-entry form only, unless we specify otherwise in the applicable prospectus supplement. This means debt securities will be represented by one or more global securities registered in the name of a depositary that will hold them on behalf of financial institutions that participate in the depositary’s book-entry system. These participating institutions, in turn, hold beneficial interests in the debt securities held by the depositary or its nominee. These institutions may hold these interests on behalf of themselves or customers.
Under the indenture, only the person in whose name a debt security is registered is recognized as the holder of that debt security. Consequently, for debt securities issued in book-entry form, we will recognize only the depositary as the holder of the debt securities and we will make all payments on the debt securities to the depositary. The depositary will then pass along the payments it receives to its participants, which in turn will pass the payments along to their customers who are the beneficial owners. The depositary and its participants do so under agreements they have made with one another or with their customers; they are not obligated to do so under the terms of the debt securities.
As a result, investors will not own debt securities directly. Instead, they will own beneficial interests in a global security, through a bank, broker or other financial institution that participates in the depositary’s book- entry system or holds an interest through a participant. As long as the debt securities are represented by one or more global securities, investors will be indirect holders, and not holders, of the debt securities.
Street Name Holders
In the future, we may issue debt securities in certificated form or terminate a global security. In these cases, investors may choose to hold their debt securities in their own names or in “street name.” Debt securities held in street name are registered in the name of a bank, broker or other financial institution chosen by the investor, and the investor would hold a beneficial interest in those debt securities through the account he or she maintains at that institution.
For debt securities held in street name, we will recognize only the intermediary banks, brokers and other financial institutions in whose names the debt securities are registered as the holders of those debt securities and we will make all payments on those debt securities to them. These institutions will pass along the payments they receive to their customers who are the beneficial owners, but only because they agree to do so in their customer agreements or because they are legally required to do so. Investors who hold debt securities in street name will be indirect holders, and not holders, of the debt securities.
Legal Holders
Our obligations, as well as the obligations of the applicable trustee and those of any third parties employed by us or the applicable trustee, run only to the legal holders of the debt securities. We do not have obligations to investors who hold beneficial interests in global securities, in street name or by any other indirect means. This will be the case whether an investor chooses to be an indirect holder of a debt security or has no choice because we are issuing the debt securities only in book-entry form.
For example, once we make a payment or give a notice to the holder, we have no further responsibility for the payment or notice even if that holder is required, under agreements with depositary participants or customers or by law, to pass it along to the indirect holders but does not do so. Similarly, if we want to obtain the approval of the holders for any purpose (for example, to amend an indenture or to relieve us of the consequences of a default or of our obligation to comply with a particular provision of an indenture), we would seek the approval only from the holders, and not the indirect holders, of the debt securities. Whether and how the holders contact the indirect holders is up to the holders.
When we refer to you, we mean those who invest in the debt securities being offered by this prospectus, whether they are the holders or only indirect holders of those debt securities. When we refer to your debt securities, we mean the debt securities in which you hold a direct or indirect interest.
Special Considerations for Indirect Holders
If you hold debt securities through a bank, broker or other financial institution, either in book-entry form or in street name, we urge you to check with that institution to find out:
•how it handles securities payments and notices,
•whether it imposes fees or charges,
•how it would handle a request for the holders’ consent, if ever required,
•Whether and how you can instruct it to send you debt securities registered in your own name so you can be a holder, if that is permitted in the future for a particular series of debt securities,
•how it would exercise rights under the debt securities if there were a default or other event triggering the need for holders to act to protect their interests, and
•if the debt securities are in book-entry form, how the depositary’s rules and procedures will affect these matters.

Global Securities
As noted above, we usually will issue debt securities as registered securities in book-entry form only. A global security represents one or any other number of individual debt securities. Generally, all debt securities represented by the same global securities will have the same terms.
Each debt security issued in book-entry form will be represented by a global security that we deposit with and register in the name of a financial institution or its nominee that we select. The financial institution that we select for this purpose is called the depositary. Unless we specify otherwise in the applicable prospectus supplement, The Depository Trust Company, New York, New York, known as DTC, will be the depositary for all debt securities issued in book-entry form.
A global security may not be transferred to or registered in the name of anyone other than the depositary or its nominee, unless special termination situations arise. We describe those situations below under “Special Situations when a Global Security Will Be Terminated.” As a result of these arrangements, the depositary, or its nominee, will be the sole registered owner and holder of all debt securities represented by a global security, and investors will be permitted to own only beneficial interests in a global security. Beneficial interests must be held by means of an account with a broker, bank or other financial institution that in turn has an account with the depositary or with another institution that has an account with the depositary. Thus, an investor whose security is represented by a global security will not be a holder of the debt security, but only an indirect holder of a beneficial interest in the global security.
Special Considerations for Global Securities
As an indirect holder, an investor’s rights relating to a global security will be governed by the account rules of the investor’s financial institution and of the depositary, as well as general laws relating to securities transfers. The depositary that holds the global security will be considered the holder of the debt securities represented by the global security.
If debt securities are issued only in the form of a global security, an investor should be aware of the following:
•An investor cannot cause the debt securities to be registered in his or her name, and cannot obtain certificates for his or her interest in the debt securities, except in the special situations we describe below.
•An investor will be an indirect holder and must look to his or her own bank or broker for payments on the debt securities and protection of his or her legal rights relating to the debt securities, as we describe under “Issuance of Securities in Registered Form” above.
•An investor may not be able to sell interests in the debt securities to some insurance companies and other institutions that are required by law to own their securities in non-book-entry form.
•An investor may not be able to pledge his or her interest in a global security in circumstances where certificates representing the debt securities must be delivered to the lender or other beneficiary of the pledge in order for the pledge to be effective.
•The depositary’s policies, which may change from time to time, will govern payments, transfers, exchanges and other matters relating to an investor’s interest in a global security. We and the trustee have no responsibility for any aspect of the depositary’s actions or for its records of ownership interests in a global security. We and the trustee also do not supervise the depositary in any way.
•If we redeem less than all the debt securities of a particular series being redeemed, DTC’s practice is to determine by lot the amount to be redeemed from each of its participants holding that series.
•An investor is required to give notice of exercise of any option to elect repayment of its debt securities, through its participant, to the applicable trustee and to deliver the related debt securities by causing its participant to transfer its interest in those debt securities, on DTC’s records, to the applicable trustee.
•DTC requires that those who purchase and sell interests in a global security deposited in its book-entry system use immediately available funds. Your broker or bank may also require you to use immediately available funds when purchasing or selling interests in a global security.
•Financial institutions that participate in the depositary’s book-entry system, and through which an investor holds its interest in a global security, may also have their own policies affecting payments, notices and other matters relating to the debt securities. There may be more than one financial intermediary in the chain of ownership for an investor. We do not monitor and are not responsible for the actions of any of those intermediaries.
Special Situations when a Global Security will be Terminated
In a few special situations described below, a global security will be terminated and interests in it will be exchanged for certificates in non-book-entry form (certificated securities). After that exchange, the choice of whether to hold the certificated debt securities directly or in street name will be up to the investor. Investors must consult their own banks or brokers to find out how to have their interests in a global security transferred on termination to their own names, so that they will be holders. We have described the rights of legal holders and street name investors under “Issuance of Securities in Registered Form” above.
The prospectus supplement may list situations for terminating a global security that would apply only to the particular series of debt securities covered by the prospectus supplement. If a global security is terminated, only the depositary, and not we or the applicable trustee, is responsible for deciding the names of the institutions in whose names the debt securities represented by the global security will be registered and, therefore, who will be the holders of those debt securities.
Payment and Paying Agents
We will pay interest to the person listed in the applicable trustee’s records as the owner of the debt security at the close of business on a particular day in advance of each due date for interest, even if that person no longer owns the debt security on the interest due date. That day, often approximately two weeks in advance of the interest due date, is called the “record date.” Because we will pay all the interest for an interest period to the holders on the record date, holders buying and selling debt securities must work out between themselves the appropriate purchase price. The most common manner is to adjust the sales price of the debt securities to prorate interest fairly between buyer and seller based on their respective ownership periods within the particular interest period. This prorated interest amount is called “accrued interest.”
Payments on Global Securities
We will make payments on a global security in accordance with the applicable policies of the depositary as in effect from time to time. Under those policies, we will make payments directly to the depositary, or its nominee, and not to any indirect holders who own beneficial interests in the global security. An indirect holder’s right to those payments will be governed by the rules and practices of the depositary and its participants.
Payments on Certificated Securities
We will make payments on a certificated debt security as follows. We will pay interest that is due on an interest payment date by check mailed on the interest payment date to the holder at his or her address shown on the trustee’s records as of the close of business on the regular record date. We will make all payments of principal and premium, if any, by check at the office of the applicable trustee in New York, New York and/or at other offices that may be specified in the prospectus supplement or in a notice to holders against surrender of the debt security.
Alternatively, if the holder asks us to do so, we will pay any amount that becomes due on the debt security by wire transfer of immediately available funds to an account at a bank in New York City, on the due date. To request payment by wire, the holder must give the applicable trustee or other paying agent appropriate transfer instructions at least 15 business days before the requested wire payment is due. In the case of any interest payment due on an interest payment date, the instructions must be given by the person who is the holder on the relevant regular record date. Any wire instructions, once properly given, will remain in effect unless and until new instructions are given in the manner described above.
Payment when Offices are Closed
If any payment is due on a debt security on a day that is not a business day, we will make the payment on the next day that is a business day. Payments made on the next business day in this situation will be treated under the indenture as if they were made on the original due date, except as otherwise indicated in the attached prospectus supplement. Such payment will not result in a default under any debt security or the indenture, and no interest will accrue on the payment amount from the original due date to the next day that is a business day.
Book-entry and other indirect holders should consult their banks or brokers for information on how they will receive payments on their debt securities.
Events of Default
You will have rights if an Event of Default occurs in respect of the debt securities of your series and is not cured, as described later in this subsection.
The term “Event of Default” in respect of the debt securities of your series means any of the following (unless the prospectus supplement relating to such debt securities states otherwise):
•we do not pay the principal of, or any premium on, a debt security of the series on its due date, and do not cure this default within five days;
•we do not pay interest on a debt security of the series when due, and such default is not cured within 30 days;

•we do not deposit any sinking fund payment in respect of debt securities of the series on its due date, and do not cure this default within five days;
•we remain in breach of a covenant in respect of debt securities of the series for 60 days after we receive a written notice of default stating we are in breach. The notice must be sent by either the trustee or holders of at least 25% of the principal amount of debt securities of the series;
•we file for bankruptcy or certain other events of bankruptcy, insolvency or reorganization occur and remain undischarged or unstayed for a period of 60 days;
•on the last business day of each of 24 consecutive calendar months, we have an asset coverage of less than 100%; and
•any other Event of Default in respect of debt securities of the series described in the applicable prospectus supplement occurs.
An Event of Default for a particular series of debt securities does not necessarily constitute an Event of Default for any other series of debt securities issued under the same or any other indenture. The trustee may withhold notice to the holders of debt securities of any default, except in the payment of principal, premium or interest, if it considers the withholding of notice to be in the best interests of the holders.
Remedies if an Event of Default Occurs
If an Event of Default has occurred and has not been cured, the trustee or the holders of at least 25% in principal amount of the debt securities of the affected series may declare the entire principal amount of all the debt securities of that series to be due and immediately payable. This is called a declaration of acceleration of maturity. In certain circumstances, a declaration of acceleration of maturity may be canceled by the holders of a majority in principal amount of the debt securities of the affected series.
The trustee is not required to take any action under the indenture at the request of any holders unless the holders offer the trustee reasonable protection from expenses and liability (called an “indemnity”). If reasonable indemnity is provided, the holders of a majority in principal amount of the outstanding debt securities of the relevant series may direct the time, method and place of conducting any lawsuit or other formal legal action seeking any remedy available to the trustee. The trustee may refuse to follow those directions in certain circumstances. No delay or omission in exercising any right or remedy will be treated as a waiver of that right, remedy or Event of Default.
Before you are allowed to bypass your trustee and bring your own lawsuit or other formal legal action or take other steps to enforce your rights or protect your interests relating to the debt securities, the following must occur:
•the holder must give your trustee written notice that an Event of Default has occurred and remains uncured;
•the holders of at least 25% in principal amount of all outstanding debt securities of the relevant series must make a written request that the trustee take action because of the default and must offer reasonable indemnity to the trustee against the cost and other liabilities of taking that action;
•the trustee must not have taken action for 60 days after receipt of the above notice and offer of indemnity; and
•the holders of a majority in principal amount of the debt securities must not have given the trustee a direction inconsistent with the above notice during that 60 day period.
However, you are entitled at any time to bring a lawsuit for the payment of money due on your debt securities on or after the due date.
Holders of a majority in principal amount of the debt securities of the affected series may waive any past defaults other than:
•the payment of principal, any premium or interest; or
•in respect of a covenant that cannot be modified or amended without the consent of each holder.

Book-entry and other indirect holders should consult their banks or brokers for information on how to give notice or direction to or make a request of the trustee and how to declare or cancel an acceleration of maturity.

Each year, we will furnish to each trustee a written statement of certain of our officers certifying that to their knowledge we are in compliance with the indenture and the debt securities, or else specifying any default.

Merger or Consolidation
Under the terms of the indenture, we are generally permitted to consolidate or merge with another entity. We may also be permitted to sell all or substantially all of our assets to another entity. However, unless the prospectus supplement relating to certain debt securities states otherwise, we may not take any of these actions unless all the following conditions are met:
•where we merge out of existence or sell our assets, the resulting entity must agree to be legally responsible for our obligations under the debt securities;
•immediately after giving effect to such transaction, no Default or Event of Default shall have happened and be continuing;
•under the indenture, no merger or sale of assets may be made if as a result any of our property or assets or any property or assets of one of our subsidiaries, if any, would become subject to any mortgage, lien or other encumbrance unless either (a) the mortgage, lien or other encumbrance could be created;
•pursuant to the limitation on liens covenant in the indenture without equally and ratably securing the indenture securities or (b) the indenture securities are secured equally and ratably with or prior to the debt secured by the mortgage, lien or other encumbrance;
•we must deliver certain certificates and documents to the trustee; and
•we must satisfy any other requirements specified in the prospectus supplement relating to a particular series of debt securities.
Modification or Waiver
There are three types of changes we can make to the indenture and the debt securities issued thereunder.
Changes Requiring Approval
First, there are changes that we cannot make to debt securities without specific approval of all of the holders. The following is a list of those types of changes:
•change the stated maturity of the principal of or interest on a debt security;
•reduce any amounts due on a debt security;
•reduce the amount of principal payable upon acceleration of the maturity of a security following a default;
•adversely affect any right of repayment at the holder’s option;
•change the place (except as otherwise described in the prospectus or prospectus supplement) or currency of payment on a debt security;
•impair your right to sue for payment;
•adversely affect any right to convert or exchange a debt security in accordance with its terms;
•modify the subordination provisions in the indenture in a manner that is adverse to holders of the debt securities;
•reduce the percentage of holders of debt securities whose consent is needed to modify or amend the indenture;
•reduce the percentage of holders of debt securities whose consent is needed to waive compliance with certain provisions of the indenture or to waive certain defaults;
•modify any other aspect of the provisions of the indenture dealing with supplemental indentures, modification and waiver of past defaults, changes to the quorum or voting requirements or the waiver of certain covenants; and
•change any obligation we have to pay additional amounts.
Changes Not Requiring Approval
The second type of change does not require any vote by the holders of the debt securities. This type is limited to clarifications and certain other changes that would not adversely affect holders of the outstanding debt securities in any material respect. We also do not need any approval to make any change that affects only debt securities to be issued under the indenture after the change takes effect.
Changes Requiring Majority Approval
Any other change to the indenture and the debt securities would require the following approval:

•if the change affects only one series of debt securities, it must be approved by the holders of a majority in principal amount of that series; and
•if the change affects more than one series of debt securities issued under the same indenture, it must be approved by the holders of a majority in principal amount of all of the series affected by the change, with all affected series voting together as one class for this purpose.
The holders of a majority in principal amount of all of the series of debt securities issued under an indenture, voting together as one class for this purpose, may waive our compliance with some of our covenants in that indenture. However, we cannot obtain a waiver of a payment default or of any of the matters covered by the bullet points included above under “—Changes Requiring Approval.”
Further Details Concerning Voting
When taking a vote, we will use the following rules to decide how much principal to attribute to a debt security:
•for OID securities, we will use the principal amount that would be due and payable on the voting date if the maturity of these debt securities were accelerated to that date because of a default;
•for debt securities whose principal amount is not known (for example, because it is based on an index), we will use a special rule for that debt security described in the prospectus supplement; and
•for debt securities denominated in one or more foreign currencies, we will use the U.S. dollar equivalent.
Debt securities will not be considered outstanding, and therefore not eligible to vote, if we have deposited or set aside in trust money for their payment or redemption. Debt securities will also not be eligible to vote if they have been fully defeased as described later under “Defeasance—Full Defeasance.”
We will generally be entitled to set any day as a record date for the purpose of determining the holders of outstanding indenture securities that are entitled to vote or take other action under the indenture. If we set a record date for a vote or other action to be taken by holders of one or more series, that vote or action may be taken only by persons who are holders of outstanding indenture securities of those series on the record date and must be taken within eleven months following the record date.
Book-entry and other indirect holders should consult their banks or brokers for information on how approval may be granted or denied if we seek to change the indenture or the debt securities or request a waiver.
Defeasance
The following provisions will be applicable to each series of debt securities unless we state in the applicable prospectus supplement that the provisions of covenant defeasance and full defeasance will not be applicable to that series.
Covenant Defeasance
Under current U.S. federal tax law, we can make the deposit described below and be released from some of the restrictive covenants in the indenture under which the particular series was issued. This is called “covenant defeasance.” In that event, you would lose the protection of those restrictive covenants but would gain the protection of having money and government securities set aside in trust to repay your debt securities. If applicable, you also would be released from the subordination provisions as described under the “Indenture Provisions—Subordination” section below. In order to achieve covenant defeasance, we must do the following:
•if the debt securities of the particular series are denominated in U.S. dollars, we must deposit in trust for the benefit of all holders of such debt securities a combination of money and U.S. government or U.S. government agency notes or bonds that will generate enough cash to make interest, principal and any other payments on the debt securities on their various due dates;
•we must deliver to the trustee a legal opinion of our counsel confirming that, under current U.S. federal income tax law, we may make the above deposit without causing you to be taxed on the debt securities any differently than if we did not make the deposit and just repaid the debt securities ourselves at maturity; and
•we must deliver to the trustee a legal opinion of our counsel stating that the above deposit does not require registration by us under the 1940 Act, as amended, and a legal opinion and officers’ certificate stating that all conditions precedent to covenant defeasance have been complied with.
If we accomplish covenant defeasance, you can still look to us for repayment of the debt securities if there were a shortfall in the trust deposit or the trustee is prevented from making payment. For example, if one of the remaining Events of Default occurred (such as our bankruptcy) and the debt securities became immediately due and payable, there might be a shortfall. Depending on the event causing the default, you may not be able to obtain payment of the shortfall.
Full Defeasance
If there is a change in U.S. federal tax law, as described below, we can legally release ourselves from all payment and other obligations on the debt securities of a particular series (called “full defeasance”) if we put in place the following other arrangements for you to be repaid:
•if the debt securities of the particular series are denominated in U.S. dollars, we must deposit in trust for the benefit of all holders of such debt securities a combination of money and United States government or United States government agency notes or bonds that will generate enough cash to make interest, principal and any other payments on the debt securities on their various due dates.
•we must deliver to the trustee a legal opinion confirming that there has been a change in current U.S. federal tax law or an IRS ruling that allows us to make the above deposit without causing you to be taxed on the debt securities any differently than if we did not make the deposit and just repaid the debt securities ourselves at maturity. Under current U.S. federal tax law, the deposit and our legal release from the debt securities would be treated as though we paid you your share of the cash and notes or bonds at the time the cash and notes or bonds were deposited in trust in exchange for your debt securities and you would recognize gain or loss on the debt securities at the time of the deposit;
•we must deliver to the trustee a legal opinion of our counsel stating that the above deposit does not require registration by us under the 1940 Act, as amended, and a legal opinion and officers’ certificate stating that all conditions precedent to defeasance have been complied with;
•Defeasance must not result in a breach of the indenture or any other material agreements; and
•Satisfy the conditions for covenant defeasance contained in any supplemental indentures.
If we ever did accomplish full defeasance, as described above, you would have to rely solely on the trust deposit for repayment of the debt securities. You could not look to us for repayment in the unlikely event of any shortfall. Conversely, the trust deposit would most likely be protected from claims of our lenders and other creditors if we ever became bankrupt or insolvent. If applicable, you would also be released from the subordination provisions described later under “Indenture Provisions—Subordination.”
Form, Exchange and Transfer of Certificated Registered Securities
Holders may exchange their certificated securities, if any, for debt securities of smaller denominations or combined into fewer debt securities of larger denominations, as long as the total principal amount is not changed.
Holders may exchange or transfer their certificated securities, if any, at the office of their trustee. We have appointed the trustee to act as our agent for registering debt securities in the names of holders transferring debt securities. We may appoint another entity to perform these functions or perform them ourselves.
Holders will not be required to pay a service charge to transfer or exchange their certificated securities, if any, but they may be required to pay any tax or other governmental charge associated with the transfer or exchange. The transfer or exchange will be made only if our transfer agent is satisfied with the holder’s proof of legal ownership.
If we have designated additional transfer agents for your debt security, they will be named in your prospectus supplement. We may appoint additional transfer agents or cancel the appointment of any particular transfer agent. We may also approve a change in the office through which any transfer agent acts.
If any certificated securities of a particular series are redeemable and we redeem less than all the debt securities of that series, we may block the transfer or exchange of those debt securities during the period beginning 15 days before the day we mail the notice of redemption and ending on the day of that mailing, in order to freeze the list of holders to prepare the mailing. We may also refuse to register transfers or exchanges of any certificated securities selected for redemption, except that we will continue to permit transfers and exchanges of the unredeemed portion of any debt security that will be partially redeemed.
Resignation of Trustee
Each trustee may resign or be removed with respect to one or more series of indenture securities provided that a successor trustee is appointed to act with respect to these series. In the event that two or more persons are acting as trustee with respect to different series of indenture securities under the indenture, each of the trustees will be a trustee of a trust separate and apart from the trust administered by any other trustee.

Indenture Provisions—Subordination
Upon any distribution of our assets upon our dissolution, winding up, liquidation or reorganization, the payment of the principal of (and premium, if any) and interest, if any, on any indenture securities denominated as subordinated debt securities is to be subordinated to the extent provided in the indenture in right of payment to the prior payment in full of all senior indebtedness (as defined below), but our obligation to you to make payment of the principal of (and premium, if any) and interest, if any, on such subordinated debt securities will not otherwise be affected. In addition, no payment on account of principal (or premium, if any), sinking fund or interest, if any, may be made on such subordinated debt securities at any time unless full payment of all amounts due in respect of the principal (and premium, if any), sinking fund and interest on senior indebtedness has been made or duly provided for in money or money’s worth.
In the event that, notwithstanding the foregoing, any payment by us is received by the trustee in respect of subordinated debt securities or by the holders of any of such subordinated debt securities before all senior indebtedness is paid in full, the payment or distribution must be paid over to the holders of the senior indebtedness or on their behalf for application to the payment of all the senior indebtedness remaining unpaid until all the senior indebtedness has been paid in full, after giving effect to any concurrent payment or distribution to the holders of the senior indebtedness. Subject to the payment in full of all senior indebtedness upon this distribution by us, the holders of such subordinated debt securities will be subrogated to the rights of the holders of the senior indebtedness to the extent of payments made to the holders of the senior indebtedness out of the distributive share of such subordinated debt securities.
By reason of this subordination, in the event of a distribution of our assets upon our insolvency, certain of our senior creditors may recover more, ratably, than holders of any subordinated debt securities. The indenture provides that these subordination provisions will not apply to money and securities held in trust under the defeasance provisions of the indenture.
Senior indebtedness is defined in the indenture as the principal of (and premium, if any) and unpaid interest on:
•our indebtedness (including indebtedness of others guaranteed by us), whenever created, incurred, assumed or guaranteed, for money borrowed (other than indenture securities issued under the indenture and denominated as subordinated debt securities), unless in the instrument creating or evidencing the same or under which the same is outstanding it is provided that this indebtedness is not senior or prior in right of payment to the subordinated debt securities; and
•renewals, extensions, modifications and refinancings of any of this indebtedness.
If this prospectus is being delivered in connection with the offering of a series of indenture securities denominated as subordinated debt securities, the accompanying prospectus supplement to this prospectus will set forth the approximate amount of our senior indebtedness outstanding as of a recent date.
Secured Indebtedness
Certain of our indebtedness, including certain series of indenture securities, may be secured. The prospectus supplement for each series of indenture securities will describe the terms of any security interest for such series and will indicate the approximate amount of our secured indebtedness as of a recent date. In the event of a distribution of our assets upon our insolvency, the holders of unsecured indenture securities may recover less, ratably, than holders of any of our secured indebtedness.
The Trustee under the Indenture
U.S. Bank Trust Company, National Association will serve as the trustee under the indenture.
Certain Considerations Relating to Foreign Currencies
Debt securities denominated or payable in foreign currencies may entail significant risks. These risks include the possibility of significant fluctuations in the foreign currency markets, the imposition or modification of foreign exchange controls and potential illiquidity in the secondary market. These risks will vary depending upon the currency or currencies involved and will be more fully described in the applicable prospectus supplement.

REGULATION
The information contained under “Item 1. Business—Regulation” in our most recent Annual Report on Form 10-K is incorporated by reference herein.

PLAN OF DISTRIBUTION
We may offer, from time to time, in one or more offerings or series, our common stock, preferred stock, debt securities, subscription rights to purchase shares of our common stock or warrants representing rights to purchase shares of our common stock, preferred stock or debt securities in one or more underwritten public offerings, at-the-market offerings, to or through a market maker or into an existing trading market for the securities, on an exchange, or otherwise, negotiated transactions, block trades, best efforts, auctions or a combination of these methods. The holders of our common stock will indirectly bear any fees and expenses in connection with any such offerings. We may sell the securities through underwriters or dealers, directly to one or more purchasers, including existing stockholders in a rights offering, through agents or through a combination of any such methods of sale. Any underwriter or agent involved in the offer and sale of the securities will be named in the applicable prospectus supplement. A prospectus supplement or supplements will also describe the terms of the offering of the securities, including: the purchase price of the securities and the proceeds we will receive from the sale; any over-allotment options under which underwriters may purchase additional securities from us; any agency fees or underwriting discounts and other items constituting agents’ or underwriters’ compensation; any expenses we incur in connection with the sale of such securities; the public offering price; any discounts or concessions allowed or re-allowed or paid to dealers; and any securities exchange or market on which the securities may be listed. Only underwriters named in the applicable prospectus supplement will be underwriters of the securities offered by the applicable prospectus supplement.
The distribution of the securities may be effected from time to time in one or more transactions at a fixed price or prices, which may be changed, at prevailing market prices at the time of sale, at prices related to such prevailing market prices, at negotiated prices, or at prices determined by an auction process, provided, however, that the offering price per share of our common stock, less any underwriting commissions or discounts, must equal or exceed the NAV per share of our common stock at the time of the offering except (1) in connection with a rights offering to our existing stockholders, (2) with the consent of the majority of our voting securities or (3) under such circumstances as the SEC may permit. The price at which securities may be distributed may represent a discount from prevailing market prices. Pursuant to approval granted at an Annual Meeting of Stockholders held on August 15, 2024, we are permitted to sell or otherwise issue shares of the common stock not exceeding 25% of our then outstanding common stock, at a price not more than 25% below the then-current NAV per share, if our Board of Directors, subject to its fiduciary duties and regulatory requirements, determines that such sale or issuance is in our best interests and the best interests of our stockholders. Such stockholder approval expires on August 15, 2025. See “Sales of Common Stock Below Net Asset Value” above for more information.
In connection with the sale of our securities, underwriters or agents may receive compensation from us or from purchasers of our securities, for whom they may act as agents, in the form of discounts, concessions or commissions. Underwriters may sell our securities to or through dealers and such dealers may receive compensation in the form of discounts, concessions or commissions from the underwriters and/or commissions from the purchasers for whom they may act as agents. Underwriters, dealers and agents that participate in the distribution of our securities may be deemed to be underwriters under the Securities Act, and any discounts and commissions they receive from us and any profit realized by them on the resale of our securities may be deemed to be underwriting discounts and commissions under the Securities Act. Any such underwriter or agent will be identified and any such compensation received from us will be described in the applicable prospectus supplement.
Any underwriter may engage in over-allotment, stabilizing transactions, short-covering transactions and penalty bids in accordance with Regulation M under the Exchange Act. Over-allotment involves sales in excess of the offering size, which create a short position. Stabilizing transactions permit bids to purchase the underlying security so long as the stabilizing bids do not exceed a specified maximum price. Syndicate-covering or other short-covering transactions involve purchases of the securities, either through exercise of the over-allotment option or in the open market after the distribution is completed, to cover short positions. Penalty bids permit the underwriters to reclaim a selling concession from a dealer when the securities originally sold by the dealer are purchased in a stabilizing or covering transaction to cover short positions. Those activities may cause the price of the securities to be higher than it would otherwise be. If commenced, the underwriters may discontinue any of the activities at any time.
Any underwriters that are qualified market makers on the NYSE may engage in passive market making transactions in our common stock on the NYSE in accordance with Regulation M under the Exchange Act, during the business day prior to the pricing of the offering, before the commencement of offers or sales of our common stock. Passive market makers must comply with applicable volume and price limitations and must be identified as passive market makers. In general, a passive market maker must display its bid at a price not in excess of the highest independent bid for such security; if all independent bids are lowered below the passive market maker’s bid, however, the passive market maker’s bid must then be lowered when certain purchase limits are exceeded. Passive market making may stabilize the market price of the securities at a level above that which might otherwise prevail in the open market and, if commenced, may be discontinued at any time.

We may sell securities directly or through agents we designate from time to time. We will name any agent involved in the offering and sale of securities and we will describe any commissions we will pay the agent in the applicable prospectus supplement. Unless the applicable prospectus supplement states otherwise, our agent will act on a best-efforts basis for the period of its appointment.
Unless otherwise specified in the applicable prospectus supplement, each class or series of securities will be a new issue with no trading market, other than our common stock, which is traded on the NYSE. We may elect to list any other class or series of securities on any exchanges, but we are not obligated to do so. We cannot guarantee the liquidity of the trading markets for any securities.
Under agreements that we may enter, underwriters, dealers and agents who participate in the distribution of our securities may be entitled to indemnification by us against certain liabilities, including liabilities under the Securities Act, or contribution with respect to payments that the agents or underwriters may make with respect to these liabilities. Underwriters, dealers and agents may engage in transactions with, or perform services for, us in the ordinary course of business.
If so indicated in the applicable prospectus supplement, we will authorize underwriters or other persons acting as our agents to solicit offers by certain institutions to purchase our securities from us pursuant to contracts providing for payment and delivery on a future date. Institutions with which such contracts may be made include commercial and savings banks, insurance companies, pension funds, investment companies, educational and charitable institutions and others, but in all cases such institutions must be approved by us. The obligations of any purchaser under any such contract will be subject to the condition that the purchase of our securities shall not at the time of delivery be prohibited under the laws of the jurisdiction to which such purchaser is subject. The underwriters and such other agents will not have any responsibility in respect of the validity or performance of such contracts. Such contracts will be subject only to those conditions set forth in the applicable prospectus supplement, and the applicable prospectus supplement will set forth the commission payable for solicitation of such contracts.
We may enter into derivative transactions with third parties, or sell securities not covered by this prospectus to third parties in privately negotiated transactions. If the applicable prospectus supplement indicates, in connection with those derivatives, the third parties may sell securities covered by this prospectus and the applicable prospectus supplement, including in short sale transactions. If so, the third party may use securities pledged by us or borrowed from us or others to settle those sales or to close out any related open borrowings of stock, and may use securities received from us in settlement of those derivatives to close out any related open borrowings of stock. The third parties in such sale transactions will be underwriters and, if not identified in this prospectus, will be identified in the applicable prospectus supplement.
In compliance with the guidelines of the Financial Industry Regulatory Authority, the maximum compensation to the underwriters or dealers in connection with the sale of our securities pursuant to this prospectus and the applicable prospectus supplement may not exceed 8% of the aggregate offering price of the securities as set forth on the cover page of the applicable prospectus supplement.
In order to comply with the securities laws of certain states, if applicable, our securities offered hereby will be sold in such jurisdictions only through registered or licensed brokers or dealers.

CUSTODIAN, TRANSFER AND DIVIDEND PAYING AGENT AND REGISTRAR
Securities we hold in connection with our investments are held under a custody agreement with State Street Bank and Trust Company located at 1776 Heritage Drive, North Quincy, MA 02171 and City National Bank located at 555 S. Flower St, Los Angeles, CA 90071. The transfer agent and registrar for our common stock, Computershare Trust Company, N.A., will act as our transfer agent, dividend paying and reinvestment agent and registrar. The principal business address of the transfer agent is 150 Royall Street, Canton, MA.
LEGAL MATTERS
Certain legal matters regarding the securities offered by this prospectus will be passed upon for us by Dechert LLP, New York, NY. Certain legal matters will be passed upon for underwriters, if any, by the counsel named in the prospectus supplement.
EXPERTS
The financial statements and management’s assessment of the effectiveness of internal control over financial reporting (which is included in Management’s Report on Internal Control over Financial Reporting) incorporated in this Prospectus by reference to the Annual Report on Form 10-K for the year ended December 31, 2023 have been so incorporated in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.
INCORPORATION BY REFERENCE
This prospectus is part of a registration statement that we have filed with the SEC. Pursuant to the Small Business Credit Availability Act, we are allowed to “incorporate by reference” the information that we file with the SEC, which means that we can disclose important information to you by referring you to those documents. The information incorporated by reference is considered to be part of this prospectus, and later information that we file with the SEC will automatically update and supersede this information.
We incorporate by reference the documents listed below and any future filings (including those made after the date of the filing of the registration statement of which this prospectus is a part) we will make with the SEC under Sections 13(a), 13(c), 14, or 15(d) of the Exchange Act until the termination of the offering of the securities covered by this prospectus; provided, however, that information “furnished” under Item 2.02 or Item 7.01 of Form 8-K or other information “furnished” to the SEC which is not deemed filed is not incorporated by reference:
•our Annual Report on Form 10-K for the fiscal year ended December 31, 2023, filed with the SEC on February 15, 2024;
•our Quarterly Reports on Form 10-Q for the quarters ended March 31, 2024, June 30, 2024 and September 30, 2024, filed with the SEC on May 2, 2024, August 1, 2024 and October 30, 2024, respectively;
•our Definitive Proxy Statement on Schedule 14A, filed with the SEC on April 23, 2024;
•our Current Reports on Form 8-K (other than information furnished rather than filed) filed with the SEC on February 15, 2024, May 2, 2024, June 21, 2024, July 17, 2024, August 1, 2024, August 16, 2024, and October 30, 2024; and December 2, 2024
•The description of our Common Stock referenced in our Registration Statement on Form 8-A (No. 001-35515), as filed with the SEC on April 17, 2012, including any amendment or report filed for the purpose of updating such description prior to the termination of the offering of the common stock registered hereby;
These documents may also be accessed on our website at www.htgc.com. Information contained in, or accessible through, our website is not a part of this prospectus.
You may request a copy of these filings (other than exhibits, unless the exhibits are specifically incorporated by reference into these documents) at no cost by writing or calling Investor Relations at the following address and telephone number:
Hercules Capital, Inc.
1 N B Street, Suite 2000
San Mateo, California 94401
(650) 433-5578
AVAILABLE INFORMATION
We file annual, quarterly and current periodic reports, proxy statements and other information with the SEC under the Exchange Act. The SEC maintains an Internet website that contains reports, proxy and information statements and other information filed electronically by us with the SEC which are available on the SEC’s Internet website at http://www.sec.gov. Copies of these reports, proxy and information statements and other information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov.
We maintain a website on the Internet at www.htgc.com. Except for the documents incorporated by reference into this prospectus, the information on our website is not part of this prospectus. We make available, free of charge, on our website our proxy statement, annual report on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K and amendments to those reports as soon as reasonably practicable after we electronically file such material with, or furnish it to, the SEC.

Hercules Capital, Inc.

Common Stock
Preferred Stock
Warrants
Subscription Rights
Debt Securities
Units

PROSPECTUS

December 11, 2024

C-1

PART C—OTHER INFORMATION
Item 25. Financial Statements and Exhibits
The consolidated financial statements as of December 31, 2023 and December 31, 2022 and for each of the three years in the period ended December 31, 2023 and the unaudited consolidated financial statements as of September 30, 2024 and 2023 for the three and nine months ended September 30, 2024 and 2023, as of June 30, 2024 and 2023 for the three and six months ended June 30, 2024 and 2023, and as of March 31, 2024 and 2023 for the three months ended March 31, 2024 and 2023 have been incorporated by reference in this registration statement in “Part A—Information Required in a Prospectus.”

2. Exhibits

Exhibit Number	Description
a.1	Articles of Amendment and Restatement (Filed as part of Pre-Effective Amendment No. 1, as filed on May 17, 2005 (File No. 333-122950) to the Registration Statement on Form N-2 of the Company).
a.2	Articles of Amendment, dated March 6, 2007 (Filed as part of the Current Report on Form 8-K of the Company, as filed March 9, 2007 ).
a.3	Articles of Amendment, dated April 5, 2011 (as part of the Current Report on Form 8-K of the Company, as filed on April 11, 2011).
a.4	Articles of Amendment, dated April 3, 2015 (as part of the Registration Statement on Form N-2 of the Company, as filed on April 20, 2015 (File No. 333-203511)).
a.5	Articles of Amendment, dated February 23, 2016 (Filed as part of the Current Report on Form 8-K of the Company, as filed on February 25, 2016).
a.6	Articles of Amendment, dated October 28, 2024. (Filed as part of the Quarterly Report on Form 10-Q of the Company, as filed on October 30, 2024).
b	Amended and Restated Bylaws of Hercules Capital, Inc. (Filed as part of the Current Report on Form 8-K of the Company, as filed on March 20, 2020).
d.1
Specimen certificate of the Company’s common stock, par value $0.001 per share (Filed as part of Pre-Effective Amendment No. 2, as filed on June 8, 2005 (File No. 333-122950) to the Registration Statement on Form N-2 of the Company).

d.2	Form of Indenture and related exhibits (Filed as part of the Registration Statement on Form N-2 of the Company, as filed on February 8, 2012 (File No. 333-179431)).
d.3	Form of Warrant Agreement (Filed as part of the Registration Statement on Form N-2 of the Company, as filed on February 8, 2012 (File No. 333-179431)).
d.4	Form of Subscription Agent Agreement (Filed as part of the Registration Statement on Form N-2 of the Company, as filed on February 8, 2012 (File No. 333-179431)).
d.5	Form of Subscription Certificate (Filed as part of the Registration Statement on Form N-2 of the Company, as filed on February 8, 2012 (File No. 333-179431)).
d.6	Statement of Eligibility of Trustee on Form T-1 (Filed as part of the of the Registration Statement on Form N-2 of the Company, as filed on April 29, 2019 (File No. 333-231089)).
d.7
Indenture, dated March 6, 2012 between the Registrant and U.S. Bank National Association (Filed as part of Post-Effective Amendment No. 1, as filed on April 17, 2012 (File No. 333-179431), to the Registration Statement on Form N-2 of the Company).

d.8
Fifth Supplemental Indenture, dated as of April 26, 2018, between the Registrant and U.S. Bank, National Association (Filed as part of Post-Effective Amendment No. 4, as filed on April 26, 2018 (File No. 333-214767), to the Registration Statement on Form N-2 of the Company).

d.9	Form of 5.25% Note due 2025, dated April 23, 2018 (included as part of Exhibit (d)(8)).
d.10
Sixth Supplemental Indenture, dated as of September 24, 2018, between the Registrant and U.S. Bank, National Association (Filed as part of Post-Effective Amendment No. 2, as filed on September 24, 2018 (File No. 333-224281), to the Registration Statement on Form N-2 of the Company).

d.11	Form of 6.25% Note due 2033, dated September 24, 2018 (included as part of Exhibit (d)(10)).
d.12
Seventh Supplemental Indenture, dated as of September 16, 2021, between the Registrant and U.S. Bank, National Association (Filed as part of the Current Report on Form 8-K of the Company, as filed on September 21, 2021).

d.13	Form of 2.625% Note due 2026, dated September 16, 2021 (included as part of Exhibit (d)(12)
d.14
Indenture, dated as of June 22, 2022, between Hercules Capital Funding Trust 2022-1, as Issuer, and U.S. Bank Trust Company National Association, as Trustee (Filed as part of the Quarterly Report on Form 10-Q of the Company, as filed on July 28, 2022).

d.15	Form of 4.95% Note due 2031(included as part of Exhibit (d)(14)).

Exhibit Number	Description
d.16
Amended and Restated Trust Agreement, dated as of June 22, 2022, between Hercules Capital Funding 2022-1 LLC, as Trust Depositor, and Wilmington Trust, National Association, as Owner Trustee (Filed as part of the Quarterly Report on Form 10-Q of the Company, as filed on July 28, 2022).

d.17
Eighth Supplemental Indenture, dated as of January 20, 2022, between the Registrant and U.S. Bank National Association (Filed as part of the Current Report on Form 8-K of the Company, as filed on January 21, 2022).

d.18	Form of 3.375% Note due 2027 (included as part of Exhibit (d)(17).
e	Form of Dividend Reinvestment Plan (Filed as part of the Quarterly Report on Form 10-Q of the Company, as filed on November 2, 2022).
f.1	Form of SBA Debenture (Filed as part of the Annual Report on Form 10-K of the Company, as filed on March 16, 2009).
f.2
Note Purchase Agreement, dated July 16, 2019, by and among Hercules Capital, Inc. and the Purchasers party thereto (Filed as part of the Current Report on Form 8-K of the Company, as filed on July 16, 2019).

f.3
Note Purchase Agreement, dated February 5, 2020, by and among Hercules Capital, Inc. and the Purchasers party thereto (Filed part of the Current Report on Form 8-K of the Company, as filed on February 6, 2020).

f.4
Sale and Servicing Agreement, dated as of February 20, 2020, by and among Hercules Funding IV LLC, as borrower, Hercules Capital, Inc., as originator and servicer, and MUFG Union Bank, N.A., as agent (Filed as part of the Current Report on Form 8-K of the Company, as filed on February 20, 2020).

f.5
Loan and Security Agreement, dated February 20, 2020 by and among Hercules Funding IV LLC, as borrower, MUFG Union Bank, N.A., as the administrative agent, lender and swingline lender and the lenders part thereto from time to time (Filed as part of the Current Report on Form 8-K of the Company, as filed on February 20, 2020).

f.6
First Supplement to the Note Purchase Agreement, dated as of November 2, 2020, by and among Hercules Capital, Inc. and the Additional Purchasers party thereto (Filed as part of the Current Report on Form 8-K of the Company, as filed on November 4, 2020).

f.7
Revolving Credit Agreement, dated as of November 9, 2021, among Hercules Capital, Inc., the lenders and using bank from time to time party thereto and Sumitomo Mitsui Banking Corporation, as administrative agent (Filed as part of the Current Report on Form 8-K of the company, as filed on November 10, 2021).

f.8
Second Amendment to Loan and Security Agreement, dated as of June 10, 2022, among Hercules Funding IV LLC, the lenders from time to time party thereto, MUFG Union Bank, N.A., as resigning agent, and MUFG Bank, Ltd. (as successor to MUFG Union Bank, N.A.), as administrative agent) (as part of the Current Report on Form 8-K of the Company, as filed on June 15, 2022).

f.9
Second Amendment to Revolving Credit Agreement, dated of June 14, 2022, among Hercules Capital Inc., the lenders party thereto and Sumitomo Mitsui Banking Corporation, as administrative agent ) (as part of the Current Report on Form 8-K of the Company, as filed on June 15, 2022).

f.10
Sale and Servicing Agreement, dated as of June 22, 2022, by and among Hercules Capital Funding Trust 2022-1, as Issuer, Hercules Capital, Inc., as Seller and Servicer, Hercules Capital Funding 2022-1 LLC, as Trust Depositor, U.S. Bank Trust Company, National Association, as Trustee and Securities Intermediary, and U.S. Bank National Association, as Backup Servicer and Custodian (Filed as part of the Quarterly Report on Form 10-Q of the Company, as filed on July 28, 2022).

f.11
Sale and Contribution Agreement, dated as of June 22, 2022, between Hercules Capital, Inc., as Seller, and Hercules Capital Funding 2022-1 LLC, as Trust Depositor (Filed as part of the Quarterly Report on Form 10-Q of the Company, as filed on July 28, 2022).

f.12
Note Purchase Agreement, dated as of June 22, 2022, by and among Hercules Capital, Inc., as Originator and Servicer, Hercules Capital Funding 2022-1 LLC, as Trust Depositor, Hercules Capital Funding Trust 2022-1, as Issuer, and American Family Life Assurance Company of Columbus, Allianz Life Insurance Company of North America, Compsource Mutual Insurance Company, The Lincoln National Life Insurance Company, Massachusetts Mutual Life Insurance Company, Great American Life Insurance Company, and Fidelity & Guaranty Life Insurance Company, as Purchasers (Filed as part of the Quarterly Report on Form 10-Q of the Company, as filed on July 28, 2022).

f.13
Administration Agreement, dated June 22, 2022, by and among Hercules Capital, Inc., as Administrator, Hercules Capital Funding Trust 2022-1, as Issuer, Wilmington Trust National Association, as Owner Trustee, and U.S. Bank Trust Company, National Association, as Trustee (Filed as part of the Quarterly Report on Form 10-Q of the Company, as filed on July 28, 2022).

f.14
Second Supplement to the Note Purchase Agreement, dated as of June 23, 2022, by and among Hercules Capital, Inc. and the Additional Purchasers party thereto (Filed as part of the Quarterly Report on Form 10-Q of the Company, as filed on July 28, 2022).

Exhibit Number	Description
f.15
Letter of Credit Facility Agreement, dated as of January 13, 2023, between Hercules Capital, Inc. and Sumitomo Mitsui Banking Corporation, as issuing bank (Filed as part of the Annual Report on Form 10-K of the Company, as filed on February 16, 2023).

f.16
First Omnibus Amendment to Revolving Credit Agreement and Guarantee and Security Agreement, dated as of January 13, 2023, among Hercules Capital, Inc., the lenders party thereto and Sumitomo Mitsui Banking Corporation, as administrative agent and collateral agent (Filed as part of the Annual Report on Form 10-K of the Company, as filed on February 16, 2023).

f.17
First Amendment to Sale and Servicing Agreement, dated as of January 13, 2023, among Hercules Funding IV LLC, as borrower, Hercules Capital, Inc., as originator and servicer, and MUFG Bank, Ltd., as agent (Filed as part of the Annual Report on Form 10-K of the Company, as filed on February 16, 2023).

f.18
Third Amendment to Loan and Security Agreement, dated as of January 13, 2023, among Hercules Funding IV LLC, as borrower, the lenders from time to time party thereto, and MUFG Bank, Ltd., as agent, a joint lead arranger, swingline lender and sole bookrunner (Filed as part of the Annual Report on Form 10-K of the Company, as filed on February 16, 2023).

f.19
First Amendment to Letter of Credit Facility, dated as of March 21, 2023, among Hercules Capital, Inc. and Sumitomo Mitsui Banking Corporation (Filed as part of the Quarterly Report on Form 10-Q of the Company, as filed May 4, 2023).

f.20
Second Amendment to Letter of Credit Facility Agreement, dated as of June 28, 2024, between Hercules Capital, Inc. and Sumitomo Mitsui Banking Corporation, as issuing bank (Filed as part of the Quarterly Report on Form 10-Q of the Company, as filed August 1, 2024).

f.21
Fourth Amendment to Revolving Credit Agreement, dated of June 28, 2024, among Hercules Capital Inc., the lenders party thereto and Sumitomo Mitsui Banking Corporation, as administrative agent (Filed as part of the Quarterly Report on Form 10-Q of the Company, as filed August 1, 2024).

h.1	Form of Equity Underwriting Agreement (Filed as part of Pre-Effective Amendment No. 1, as filed on June 8, 2015 (File No 333-203511), to the Registration Statement on Form N-2 of the Company).
h.2	Form of Debt Underwriting Agreement (Filed as part of Pre-Effective Amendment No. 1, as filed on June 8, 2015 (File No 333-203511), to the Registration Statement on Form N-2 of the Company).
h.3	Form of Equity Distribution Agreement (Filed as part of the Current Report on Form 8-K of the Company, as filed on May 5, 2023).
h.4
Underwriting Agreement, dated August 7, 2023, by and among Hercules Capital, Inc. and Morgan Stanley & Co. LLC, UBS Securities LLC and Wells Fargo Securities, LLC as representatives of the several underwriters named on Schedule I (Filed as part of the Current Report on Form 8-K of the Company, as filed August 10, 2023).

i.1	Hercules Capital, Inc. Amended and Restated 2004 Equity Incentive Plan (Filed as part of the Current Report on Form 8-K of the Company, as filed on January 5, 2017).
i.2
Hercules Technology Growth Capital, Inc. 2006 Non-Employee Director Plan (2007 Amendment and Restatement) (Filed as part of the Securities to be Offered to Employees in Employee Benefit Plans on Form S-8, as filed October 2, 2007).

i.3
Form of Incentive Stock Option Award under the 2004 Equity Incentive Plan (Filed as part of Pre-Effective Amendment No. 1, as filed on May 17, 2005 (File No. 333-122950) to the Registration Statement on Form N-2 of the Company).

i.4
Form of Nonstatutory Stock Option Award under the 2004 Equity Incentive Plan (Filed as part of Pre-Effective Amendment No. 1, as filed on May 17, 2005 (File No. 333-122950) to the Registration Statement on Form N-2 of the Company).

i.5	Form of Restricted Stock Award Agreement (Filed as part of the Current Report on Form 8-K of the Company, as filed on January 5, 2017).
i.6	Form of Performance Restricted Stock Unit Award Agreement (Filed as part of the Current Report on Form 8-K of the Company, as filed on January 5, 2017).
i.7	Form of Retention Performance Stock Unit Award Agreement (Filed as part of the Quarterly Report on Form 10-Q of the Company, as filed on May 3, 2018).
i.8	Form of Cash Retention Bonus Award Agreement (Filed as part of the Quarterly Report on Form 10-Q of the Company, as filed on May 3, 2018).
i.9	Hercules Capital, Inc. Amended and Restated 2018 Equity Incentive Plan (Filed as part of the Current Report on Form 8-K of the Company, as filed on January 31, 2019).
i.10	Hercules Capital, Inc. 2018 Non-Employee Director Plan (Filed as part of the Current Report on Form 8-K of the Company, as filed on January 31, 2019).
i.11	Form of Restricted Stock Unit Award Agreement (Filed as part of the Current Report on Form 8-K of the Company, as filed on January 31, 2019).

Exhibit Number	Description
i.12	Form of Restricted Stock Award Agreement (2018 Equity Incentive Plan) (Filed as part of the Current Report on Form 8-K of the Company, as filed on January 31, 2019).
i.13	Form of Restricted Stock Award Agreement (Director Plan) (Filed as part of the Current Report on Form 8-K of the Company, as filed on January 31, 2019).
i.14	Form of Nonstatutory Stock Option Award Agreement (Filed as part of the Current Report on Form 8-K of the Company, as filed on January 31, 2019).
i.15	Form of Incentive Stock Option Award Agreement (Filed as part of the Current Report on Form 8-K of the Company, as filed on January 31, 2019).
j.1
Custodial Agreement by and between Hercules Growth Capital, Inc. and Wells Fargo Bank, National Association, dated as of July 29, 2015 (Filed as part of the Registration Statement on Form N-2 of the Company, as filed on December 17, 2021 (File No. 333-261732)).

j.2
Custodial Agreement by and between Hercules Funding IV LLC and Wells Fargo Bank, National Association, dated as of April 23, 2021 (File as part of the Registration Statement on Form N-2 of the Company, as filed on December 17, 2021 (File No. 333-261732)).

j.3
Safekeeping Custody Agreement by and between Hercules Funding IV LLC and City National Bank, a National Banking Association, dated as of June 23, 2021 (File as part of the Registration Statement on Form N-2 of the Company, as filed on December 17, 2021 (File No. 333-261732)).

j.4
Custodial Agreement by and between Hercules Capital, Inc. and State Street Bank and Trust Company, dated as of November 9, 2021 (Filed as part of the Current Report on Form 10-K of the Company, as filed on February 22, 2022).

k.1
Transfer Agency and Service Agreement, dated October 3, 2022, between Hercules Capital, Inc. and Computershare Trust Company, N.A. and Computershare Inc. (Filed as part of the Quarterly Report on Form 10-Q of the Company, as filed on November 2, 2022).

k.2
Warrant Agreement dated June 22, 2004 between the Company and American Stock Transfer & Trust Company, as warrant agent (Filed as part of the Registration Statement on Form N-2 of the Company, as filed on February 22, 2005).

k.3	Form of Indemnification Agreement (Filed as part of the Current Report on Form 8-K of the Company, as filed on July 22, 2016).
k.4
Retention Agreement, dated as of October 26, 2017, by and between Hercules Capital, Inc. and Scott Bluestein (Filed as part of the Current Report on Form 8-K of the Company, as filed on October 26, 2017).

l.1*	Opinion of Dechert LLP.
n.1*	Consent of PricewaterhouseCoopers LLP.
n.2*	Consent of Dechert LLP (included in Exhibit l.1).
p	Not applicable.
r.1	Code of Business Conduct and Ethics, dated as of December 7, 2023 (Filed as part of the Annual Report on Form 10-K of the Company, as filed on February 15, 2024).
s.1*	Filing Fee Table.
*	Filed herewith.

Item 26. Marketing Arrangements
The information contained under the heading “Plan of Distribution” of the prospectus is incorporated herein by reference, and any information concerning any underwriters will be contained in any prospectus supplement if any, accompanying this prospectus.
Item 27. Other Expenses of Issuance and Distribution
The following table sets forth the estimated expenses to be incurred by the Registrant in connection with the offering described in this registration statement:

SEC registration fee(1)	$
FINRA filing fee(2)
NYSE listing fee(2)
Accounting fees and expenses(2)
Legal fees and expenses(2)
Printing(2)
Miscellaneous fees and expenses(2)
Total(2)	$
(1)In accordance with Rules 456(b), 457(r) and 415(a)(6) promulgated under the Securities Act, we are deferring payment of all of the registration fees. Any registration fees will be paid subsequently on a pay-as-you-go basis.
(2)These fees will be calculated based on the securities offered and the number of issuances and accordingly, cannot be estimated at this time. These fees, if any, will be reflected in the applicable prospectus supplement.

Item 28. Persons Controlled by or Under Common Control
The following list of entities sets for the Hercules Capital, Inc. which we consider are “controlled” by us, either directly or indirectly, as defined by the Investment Company Act of 1940, as of the date of this prospectus:

Name	Jurisdiction of Organization
Gibraltar Acquisition LLC	Delaware
Gibraltar Business Capital LLC	Delaware
Gibraltar Equipment Finance, LLC	Delaware
HercGBC LLC	Delaware
Hercules Adviser LLC	Delaware
Hercules Capital Funding 2022-1 LLC	Delaware
Hercules Capital Funding Trust 2022-1	Delaware
Hercules Capital IV, L.P.	Delaware
Hercules Capital Management LLC	Delaware
Hercules Funding IV, LLC	Delaware
Hercules Partner Holdings, LLC	Delaware
Hercules Private Global Venture Growth Fund GP I LLC	Delaware
Hercules SBIC V, L.P.	Delaware
Hercules Technology Management Co II, Inc.	Delaware
Hercules Technology Management Co IV LLC	Delaware
Hercules Technology Management LLC	Delaware
Hercules Technology SBIC Management, LLC	Delaware
Hercules Venture Growth Credit Opportunities Fund GP I LLC	Delaware
HTGC UK Limited	United Kingdom
In addition, Hercules Capital, Inc. may be deemed to control certain portfolio companies that are not consolidated. For a more detailed discussion of these entities, see “Portfolio Companies” in the prospectus.

Item 29. Number of Holders of Securities
The following table sets forth the approximate number of record holders of the Company’s common stock as of December 9, 2024:

Title of Class	Number of Record Holders
Common Stock, par value $.001 per share	187

Item 30. Indemnification
Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final judgment as being material to the cause of action. The Registrant’s charter contains such a provision which eliminates directors’ and officers’ liability to the maximum extent permitted by Maryland law, subject to the requirements of the 1940 Act.
The Registrant’s charter authorizes the Registrant, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to obligate itself to indemnify any present or former director or officer or any individual who, while a director or officer of the Registrant and at its request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee, from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her service in any such capacity and, under certain circumstances and provided certain conditions have been met, to pay or reimburse their reasonable expenses in advance of final disposition of a proceeding. The Registrant’s bylaws obligate the Registrant, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify any present or former director or officer or any individual who, while a director or officer of the Registrant and at its request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee and who is made, or threatened to be made, a party to the proceeding by reason of his or her service in any such capacity from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her service in any such capacity and, under certain circumstances and provided certain conditions have been met, to pay or reimburse their reasonable expenses in advance of final disposition of a proceeding. The charter and bylaws also permit the Registrant to indemnify and, under certain circumstances and provided certain conditions have been met, advance expenses to any person who served a predecessor of the Registrant in any of the capacities described above and any of the Registrant’s employees or agents or any employees or agents of its predecessor. In accordance with the 1940 Act, the Registrant will not indemnify any person for any liability to which such person would be subject by reason of such person’s willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office. Additionally, the Registrant will not indemnify any person with respect to any matter as to which such person shall have been finally adjudicated in any proceeding not to have acted in good faith in the reasonable belief that their action was in the best interests of the Registrant.
Maryland law requires a corporation (unless its charter provides otherwise, which the Registrant’s charter does not) to indemnify a director or officer who has been successful, on the merits or otherwise, in the defense of any proceeding to which he or she is made, or threatened to be made, a party by reason of his or her service in that capacity. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made, or threatened to be made, a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (1) was committed in bad faith or (2) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. However, under Maryland law, a Maryland corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that a personal benefit was improperly received, unless in either case a court orders indemnification, and then only for expenses. In addition, Maryland law permits a corporation to advance reasonable expenses to a director or officer upon the corporation’s receipt of (a) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (b) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended, may be permitted to directors, officers and controlling persons of the Company pursuant to the provisions described above, or otherwise, the Company has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Company of expenses incurred or paid by a director, officer or controlling person in the successful defense of an action, suit or proceeding) is asserted by a director, officer or controlling person in connection with the securities being registered, the Company will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.
The Company carries liability insurance for the benefit of its directors and officers (other than with respect to claims resulting from the willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office).
The Company has agreed to indemnify the underwriters against specified liabilities for actions taken in their capacities as such, including liabilities under the Securities Act of 1933, as amended.
Item 31. Business and Other Connections of Investment Advisor
Not applicable.
Item 32. Location of Accounts and Records
The Company maintains at its principal office, 1 N B Street, Suite 2000, San Mateo, CA 94401, physical possession of each account, book or other document required to be maintained by Section 31(a) of the 1940 Act and the rules thereunder.
Item 33. Management Services
Not applicable.
Item 34. Undertakings
The Registrant undertakes:
1.Not applicable.
2.Not applicable.
3.
a.to file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:
i.to include any prospectus required by Section 10(a)(3) of the Securities Act;
ii.to reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the SEC pursuant to Rule 424(b), or other applicable SEC rule under the Securities Act, if, in the aggregate, the changes in volume and price represent no more than 20% change in the maximum aggregate offering price set forth in the “Calculation of Registration Fee” table in the effective registration statement; and
iii.to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;
provided, however, that paragraphs 3(a)(i), (ii), and (iii) of this section do not apply if the information required to be included in a post-effective amendment by those paragraphs is contained in reports filed with or furnished to the SEC by the Registrant pursuant to section 13, section 14 or section 15(d) of the Exchange Act that are incorporated by reference into the registration statement, or is contained in a form of prospectus filed pursuant to Rule 424(b), or other applicable SEC rule under the Securities Act, that is part of the registration statement.

b.that, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof;
c.to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering;
d.that, for the purpose of determining liability under the Securities Act to any purchaser:
i.if the Registrant is relying on Rule 430B:
A.Each prospectus filed by the Registrant pursuant to Rule 424(b)(3) shall be deemed to be part of the registration statement as of the date the filed prospectus was deemed part of and included in the registration statement; and
B.Each prospectus required to be filed pursuant to Rule 424(b)(2), (b)(5), or (b)(7) as part of a registration statement in reliance on Rule 430B relating to an offering made pursuant to Rule 415(a)(1)(i), (x), or (xi) for the purpose of providing the information required by Section 10(a) of the Securities Act shall be deemed to be part of and included in the registration statement as of the earlier of the date such form of prospectus is first used after effectiveness or the date of the first contract of sale of securities in the offering described in the prospectus. As provided in Rule 430B, for liability purposes of the issuer and any person that is at that date an underwriter, such date shall be deemed to be a new effective date of the registration statement relating to the securities in the registration statement to which that prospectus relates, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such effective date, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such effective date; or
ii.if the Registrant is subject to Rule 430C, each prospectus filed pursuant to Rule 424(b) or Rule 497(b), (c), (d), or (e) under the Securities Act, as applicable, as part of a registration statement relating to an offering, other than registration statements relying on Rule 430B or other than prospectuses filed in reliance on Rule 430A, shall be deemed to be part of and included in the registration statement as of the date it is first used after effectiveness. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such date of first use;
e.that for the purpose of determining liability of the Registrant under the Securities Act to any purchaser in the initial distribution of securities, the undersigned Registrant undertakes that in a primary offering of securities of the undersigned Registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned Registrant will be a seller to the purchaser and will be considered to offer or sell such securities to the purchaser:
i.any preliminary prospectus or prospectus of the undersigned Registrant relating to the offering required to be filed pursuant to Rule 424 or Rule 497 under the Securities Act, as applicable;
ii.free writing prospectus relating to the offering prepared by or on behalf of the undersigned Registrant or used or referred to by the undersigned Registrant;
iii.the portion of any other free writing prospectus or advertisement pursuant to Rule 482 under the Securities Act relating to the offering containing material information about the undersigned Registrant or its securities provided by or on behalf of the undersigned Registrant; and

iv.any other communication that is an offer in the offering made by the undersigned Registrant to the purchaser.
4.that, for the purposes of determining any liability under the Securities Act,
i.The information omitted from the form of prospectus filed as part of a registration statement in reliance upon Rule 430A and contained in the form of prospectus filed by the Registrant under Rule 424(b)(1) under the Securities Act shall be deemed to be part of the Registration Statement as of the time it was declared effective; and
ii.each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof;
5.that, for purposes of determining any liability under the Securities Act, each filing of the Registrant’s annual report pursuant to Section 13(a) or 15(d) of the Exchange Act that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.
6.insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrant, the Registrant has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.
7.to send by first class mail or other means designed to ensure equally prompt delivery within two business days of receipt of a written or oral request, any prospectus or Statement of Additional Information.

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement on Form N-2 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of San Mateo, and State of California, on the 11th day of December, 2024.

Hercules Capital, Inc.

/s/ Scott Bluestein
Scott Bluestein
Chief Executive Officer and Chief Investment Officer

KNOWN ALL PERSONS BY THESE PRESENT, that each person whose signature appears below hereby constitutes and appoints Scott Bluestein and Seth Meyer and each of them, his or her true and lawful attorneys-in fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign this Registration Statement on Form N-2 and any and all amendments thereto, including post-effective amendments and any registration statement filed pursuant to Rule 462(b) under the Securities Act of 1933, and to file the same with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Scott Bluestein	Director, President, Chief Executive Officer, and	December 11, 2024
Scott Bluestein	Chief Investment Officer (Principal Executive Officer)

/s/ Seth H. Meyer	Chief Financial Officer and	December 11, 2024
Seth H. Meyer	Chief Accounting Officer (Principal Accounting and Financial Officer)

/s/ Robert P. Badavas	Chairman of the Board	December 11, 2024
Robert P. Badavas

/s/ DeAnne Aguirre	Director	December 11, 2024
DeAnne Aguirre

/s/ Gayle Crowell	Director	December 11, 2024
Gayle Crowell

/s/ Thomas Fallon	Director	December 11, 2024
Thomas Fallon

/s/ Wade Loo	Director	December 11, 2024
Wade Loo

/s/ Pam Randhawa	Director	December 11, 2024
Pam Randhawa

/s/ Nikos Theodosopoulos	Director	December 11, 2024
Nikos Theodosopoulos